EXHIBIT 10.1
Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
MASTER SERVICES AGREEMENT
BY AND BETWEEN
MIVA, INC. AND
PEROT SYSTEMS CORPORATION
     This Master Services Agreement (“Master Agreement”) is entered into as of May 11, 2007 (the “Effective Date”), between
     1. MIVA, Inc., a Delaware corporation (“Customer”)
     AND
     2. Perot Systems Corporation, a Delaware corporation (“Supplier”).
     The Parties agree to the terms and conditions set forth in this Master Agreement (including the Exhibits referenced in this Master Agreement), and in each Statement of Work (including the Schedules referenced in each Statement of Work) executed by the Parties and referencing this Master Agreement. Each Statement of Work (and the Schedules referenced in each Statement of Work) and this Master Agreement (and the Exhibits referenced in this Master Agreement) are incorporated into this Master Agreement, and the several Statements of Work together with the Schedules attached thereto, and this Master Agreement together with the Exhibits attached hereto, are herein collectively referred to as the “Agreement.”
Signed for and on behalf of Customer:
MIVA, Inc.
Signature: /s/ John Pisaris
Name: John Pisaris
Title: General Counsel
Signed for and on behalf of Supplier:
Perot Systems Corporation
Signature: /s/ Eric Hutto
Name: Eric Hutto
Title: Vice President
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EXHIBITS TO THE MASTER AGREEMENT
Exhibit
1	Definitions

2	List of Statement of Work Schedules

3	Master Agreement Structure Diagram and Form of Statement of Work

4	Security Requirements

5	List of Approved Benchmarkers

6	Account Governance

7	Dispute Resolution Procedures

8	Procedures Manual Requirements

9	Reports

10	Form of Invoice

11	Change Control Procedures

12	Form of Confidentiality Agreement

13	Background Checks

14	Supplier Travel Policy

15	Critical Functions Service Level Agreement

16	Customer Competitors and Supplier Competitors

17	Transitioned Personnel

18	UK Personnel Transfer Agreement

19	Privacy Provisions
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1. PURPOSE AND STRUCTURE OF AGREEMENT
     1.1. Purpose of Agreement
          (a) Generally.
(i)	Customer desires to enter into an agreement for the provision by Supplier of the Services to Customer.

(ii)	Supplier has successfully developed, implemented and provided the Services or services similar to the Services to Third Party customers of Supplier; has the trained personnel and the business processes and systems necessary to provide the Services to Customer; and desires to provide such Services to Customer.

(iii)	The purposes and objectives of Supplier and Customer for entering into the Agreement include (A) improving the delivery of the in-scope information technology (“IT”) and business process services required to support Customer’s business operations and enable process improvements; (B) reducing the costs and risk to Customer of the functions encompassed by the Services while maintaining and over time increasing the quality of the performance of such functions within the context of the Services; (C) providing Customer with the ability to modify, add to and enhance the Service Levels within the context of the At Risk Amount, as provided in the Statements of Work, in order to evolve, emphasize and align Supplier’s continuing improvement, enhancement and performance of the Services to better support the business and operations of Customer; and (D) permitting Supplier to earn a reasonable financial return at a reasonable risk on its investment in personnel and technology to provide the services set forth herein.
          (b) Construction of this Section. The provisions of this Section 1.1 are intended to be a statement of the purposes and objectives of the Agreement and are not intended to alter the plain meaning of the terms and conditions of the Agreement or to require either Party to undertake obligations not required by the Agreement. To the extent that the terms and conditions of the Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the purposes set forth in this Section 1.1; provided however, that the provisions of this Section 1.1 shall not be interpreted or construed (i) to imply any independent representation not expressly set forth in this Agreement, (ii) to circumvent the provisions of Section 17.2, or (iii) to be the basis to establish an independent claim, loss, cause of action, or any damages for breach of trust, negligence, or any other tort claim.

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     1.2. Structure of Agreement
          (a) Components of the Agreement. The Agreement consists of:
(i)	the provisions set forth in this Master Agreement and the Exhibits and Schedules referenced herein;

(ii)	the initial Statements of Work for IT Infrastructure Services, Application Development and Maintenance Services, Finance and Accounting Services, and Media Support Services attached hereto, including the Schedules referenced in each such Statement of Work; and

(iii)	any additional Statements of Work executed by the Parties pursuant to this Master Agreement, including the Schedules referenced in each such Statement of Work.
          (b) Definitions. In the Agreement (including each Statement of Work and the Schedules thereto) all capitalized terms shall have the meanings set forth in Exhibit 1.
          (c) Statements of Work. The Services will be described in and be the subject of (i) Statements of Work executed by the Parties pursuant to this Master Agreement, and (ii) this Master Agreement. Each Statement of Work shall include the set of Schedules described in Exhibit 2 with such additions and deletions as the Parties may agree. The organization of this Master Agreement, the Statements of Work, the Exhibits and the Schedules is illustrated in Exhibit 3.
          (d) Deviations from Master Agreement, Priority. In the event of a conflict, the terms of Statements of Work, including the Schedules referenced therein, shall be governed by the terms of this Master Agreement including the Exhibits, unless an individual Statement of Work expressly and specifically notes the deviations from the terms of the Master Agreement and Exhibits for the purposes of such Statement of Work on the “Deviations From Terms of Master Agreement” Schedule to such Statement of Work. In the event of a conflict, the terms of each Statement of Work shall govern the terms of the Schedules referenced therein. In the event of a conflict, the terms of this Master Agreement shall govern the terms of the Exhibits.
          (e) International Transactions. If the Parties agree that Services will be provided to Customer in any jurisdiction outside the United States, India and United Kingdom, the Parties may agree that such Services be delivered pursuant to a separate Statement of Work or agreement to be executed between the Affiliates of Customer and Supplier doing business in such jurisdiction. Such Statement of Work or agreement shall incorporate the provisions of this Agreement and any applicable Statement of Work, except to the extent the Parties agree that such provisions (i) are not applicable to the Services to be provided in such jurisdiction or (ii) should be modified to reflect the terms pursuant to which the Services will be provided or to comply with the requirements of applicable law.

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2. TERM OF AGREEMENT
     2.1. Term of Agreement
          The Term of the Agreement will begin as of the Effective Date and will terminate upon the latest termination date provided for in an effective Statement of Work, unless earlier terminated or extended in accordance with the provisions of the Agreement. The term of each Statement of Work will be for the period set forth therein.
     2.2. Extension of Services
          Customer may request and Supplier will once extend the provision of the Termination Assistance Services pursuant to any Statement of Work for the Extension Period upon not less than ** days prior written notice before the scheduled termination or expiration of the provision of the Services, or if applicable, notice given within thirty (30) days after the effective date of a notice of termination for any reason by either Party. Any such extension shall be on the terms, conditions and pricing in effect at the time of the commencement of such extension.
3. THE SERVICES
     3.1. Obligation to Provide Services
          (a) Obligation to Provide Services. Starting on the Commencement Date of each Statement of Work and continuing during the term of each such Statement of Work, Supplier shall provide the Services described in each such Statement of Work to, and perform the Services for, Customer in accordance with the applicable Statement of Work and this Agreement.
          (b) Responsibilities. Supplier and Customer will perform their respective duties, obligations and responsibilities (“Responsibilities”) set forth in each Statement of Work (each, a “Responsibility Matrix”). The failure of Customer, its Affiliates, their respective contractors (other than Supplier or its subcontractors) or Customer Third Party Providers to perform a Responsibility or other obligation under this Agreement will excuse Supplier’s obligation to perform its corresponding obligations under this Agreement if and only if Supplier, after becoming aware of the failure, provides notice to Customer of such failure and demonstrates that: (i) the failure was the cause of Supplier’s inability to perform; and (ii) Supplier could not have continued performance by using commercially reasonable methods, activities and procedures. In the event of (i) and (ii), Supplier will be excused from performance of those Services impacted by the failure to perform only to the extent that, and for so long as, Customer’s failure to perform its Responsibilities or other obligation under this Agreement prevents Supplier’s performance. The Parties will use the Change Control Procedures to address any Changes (including any resulting demonstrable increases in Supplier’s costs) required as a result of the failure.
          (c) Other Excused Performance. The failure of Supplier or its subcontractors to perform Supplier’s obligations under this Agreement (including to meet the Service Levels) will also be excused if and to the extent such non-performance is caused by (i) wrongful or

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tortious conduct by Customer, its Affiliates, or their respective contractors (other than Supplier or its subcontractors), (ii) actions and decisions taken or made by Customer against the reasonable recommendation of Supplier for which Supplier has given reasonably detailed notice of the anticipated adverse impact on the Services (e.g., delayed refresh of Equipment) and such adverse impact in fact occurs, or (iii) the failure of a Customer Third Party Provider (including any Customer Third Party Provider providing Asset maintenance services) to perform its responsibilities, or duties or obligations imposed on such Customer Third Party Provider under the applicable Third Party Agreement, unless and to the extent such responsibilities, duties or obligations are within the responsibilities of Supplier under this Agreement; provided that in each case:
(i)	Supplier, upon obtaining actual or constructive knowledge of such event or omission, promptly notifies Customer of such failure;

(ii)	Supplier identifies and pursues commercially reasonable means to mitigate the impact of such failure to perform; and

(iii)	Supplier uses commercially reasonable efforts to perform notwithstanding such failure to perform.
In the event of the foregoing, Supplier will be excused from performance of those obligations impacted only to the extent that, and for so long as, the event or omission prevents Supplier’s performance. The Parties will use the Change Control Procedures to address any Changes (including any resulting demonstrable increases in Supplier’s costs) required as a result of the failure.
          (d) Additional Affiliates. If Customer acquires, whether through merger, purchase of substantially all of the assets or otherwise, a Person which is a Third Party (a “Customer Acquisition”), then such entity’s applicable operations will, subject to the specific limitations or restrictions set forth herein or the Statements of Work, become subject to this Agreement if requested by Customer in its sole discretion. If so requested by Customer, such entity will have all rights and benefits and be subject to all obligations of Customer under this Agreement, on the date specified by Customer. In the event of a Customer Acquisition, at either party’s election, the Parties will renegotiate in good faith and agree upon, any necessary changes to the affected Baseline Charges, Baselines, Additional Resource Charges, Reduced Resource Charges and other directly affected portions of the Agreement (e.g., the Service Levels applicable to the Services provided to the acquired Person but not the “legal” terms and conditions of this Agreement) to account for the increased volume and other changes in the Services (including any non-recurring transition or start-up activities specific to the acquired Person or other differences in the cost of delivery such as differences resulting from a different location to or from which the Services will be performed), all in accordance with the Change Control Procedures. Supplier acknowledges that the ARC Rates for certain affected Resource Units will be reduced as a result of an increase in volumes, if any, resulting from such Customer Acquisition.
          (e) Divestiture of Affiliates. If Customer divests any Customer Affiliate or other operation or entity (other than a divestiture subject to Section 17.7) during the Term and

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Customer desires that Supplier continue to provide some or all of the Services for such Affiliate or other operation or entity, Supplier will continue to provide Customer and/or such divested Affiliate or other operation or entity with such Services if such divested Affiliate or other operation or entity (i) used the Services prior to being divested, and (ii) after being divested, uses essentially the same Services as before being divested, and otherwise does not require Supplier to modify its systems or processes used to perform and provide the Services by more than an immaterial amount. Supplier shall charge Customer for the continuing performance and delivery of such Services based on the existing charging methodologies for the Charges (subject to payment of any non-recurring transition or start-up activities specific to the divestiture and an equitable adjustment of the Charges for any other differences in the cost of delivery such as differences resulting from a different location from which the Services will be performed). Supplier shall provide the Services to any such divested Affiliate, operation or entity for a period specified by Customer within three (3) months after the divestiture that is not more than twenty-four (24) months following the effective date of such divestiture. Unless otherwise agreed by the Parties, Customer shall remain (A) the single point of contact with Supplier with respect to those Services provided to the divested Affiliate, and (B) fully responsible for the exercise of all rights and the performance of all obligations under this Agreement to the same extent as if the Affiliate had not been divested and the Services performed for Customer.
     3.2. Compliance
          (a) Generally. Supplier shall perform the Services in compliance with:
(i)	the Agreement, including the Procedures Manuals;

(ii)	all laws, rules and regulations applicable to Supplier in its performance and delivery of the Services;

(iii)	as instructed by Customer, all laws, rules and regulations (including any guidance, bulletins, white papers, pronouncements, reports or similar communications issued by any Governmental Authority or applicable self-regulatory or industry body, whether or not such guidance, bulletins, white papers, pronouncements, reports or similar communications have the force of law, to the extent determined by Customer in its sole discretion) applicable to the portion of the operations of Customer performed by Supplier as part of the Services, just as if Customer performed the Services itself, as interpreted, augmented and/or modified by the Customer Compliance Directives (collectively, the “Customer Compliance Requirements”); and

(iv)	all Customer Compliance Directives.
          (b) Interpretive Issues. If Supplier determines that the performance of the Services requires an interpretation of any aspect of any Procedures Manual, the Customer Compliance Directives or, to the extent known, any of the Customer Compliance Requirements (an “Interpretative Issue”), Supplier shall present to the Customer Compliance Officer or his/her designee for such purpose, in writing the factual scenario in issue for resolution. The Customer

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Compliance Officer or his/her designee, shall as soon as practical instruct Supplier in writing with respect to each such Interpretative Issue so presented to him/her, and Supplier is authorized to act and rely on, and shall promptly implement such Customer instruction(s) in the performance and delivery of the Services. All Customer instruction responses regarding Interpretative Issues shall be deemed Customer Compliance Directives. Notwithstanding anything to the contrary, Customer shall remain solely responsible for determining whether the Services comply with Customer Compliance Requirements or Laws affecting Customer’s internal operations.
          (c) Customer Compliance Directives. From time to time Customer may instruct Supplier in writing as to compliance with any of the Customer Compliance Requirements and changes in Supplier’s policies and procedures relating to such compliance (a “Customer Compliance Directive”). Supplier is authorized to act and rely on, and shall promptly implement, each Customer Compliance Directive in the performance and delivery of the Services, subject to the provisions of paragraph (f) below. If Customer instructs Supplier to perform the Services in a particular manner in order to comply with a Customer Compliance Requirement or Customer Compliance Directive, and Supplier so complies with such instruction, Supplier may claim as damages, and Customer shall be responsible for, fines, penalties, interest, and similar financial obligations levied against Supplier for violations of such Customer Compliance Requirement or Customer Compliance Directive, if and to the extent resulting from Supplier’s compliance with Customer’s instruction. If Customer directs Supplier to perform the Services in a particular manner in order to comply with a Customer Compliance Requirement or Customer Compliance Directive, and Supplier fails to so perform the Services in such manner, Customer may claim as damages, and Supplier shall be responsible for, fines, penalties, interest, and similar financial obligations levied against Customer for violations of such a Customer Compliance Requirement or Customer Compliance Directive, if and to the extent resulting from Supplier’ failure.
          (d) Development and Maintenance of Procedures Manual. The policies and procedures applicable to the provision of the Services described in each Statement of Work will be set forth in an operational procedures manual to be developed by Supplier in accordance with the Procedures Manual Requirements attached hereto as Exhibit 8 and the Transition Plans and will be subject to the review and written approval of Customer (as approved by Customer, each, a “Procedures Manual”). Customer will provide reasonable information, input and assistance related to the development of the Procedures Manual as specified in Exhibit 8 and the Transition Plans. Supplier will be responsible for the preparation, accuracy, maintenance and currency of the Procedures Manuals and will prepare and provide to Customer, in both print and electronic formats, proposed updates thereto as necessary to reflect any substantive changes therein within a reasonable time prior to the implementation of such changes. Either Party may, from time to time, request updates or amendments to the Procedures Manuals. Changes to the Procedures Manuals will be made in accordance with the Change Control Procedures. The Procedures Manuals will describe the manner in which the Services are to be performed, but is not intended to expand or alter the scope of the Parties’ Responsibilities. Supplier will perform its obligations under this Section 3.2(d), including any obligations required through the Change Control Procedures, at no cost to Customer.

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          (e) Security Requirements. Attached hereto as Exhibit 4 are Customer’s guidelines for logical security and Customer’s guidelines for physical security at the Customer Locations (the “Security Requirements”). Within ninety (90) days after the Effective Date, Supplier will conduct analyses of the Security Requirements and notify Customer of any identified gaps or deficiencies therein. Customer shall notify Supplier in writing of any changes, updates, modifications or amendments of the Security Requirements. Supplier will comply, and will ensure that its agents and subcontractors comply, with the Security Requirements, as amended by Customer. Supplier will maintain guidelines for logical and physical security at Supplier Locations that are no less than industry standard. If Supplier or its agents or subcontractors discover or are notified of a breach of security relating to any Customer Data, or attempted breach of security that could reasonably be expected to result in any improper release of any Customer Data, Supplier will promptly (i) notify Customer; (ii) investigate the breach or potential breach; (iii) take necessary steps to mitigate the effects of the breach or potential breach; and (iv) make necessary changes to ensure that such breach, or potential breach, does not re-occur. If the breach or attempted breach was caused by the personnel of Supplier or its agents or subcontractors (including as a result of Supplier’s failure to comply with the security requirements), Supplier shall perform the foregoing at no additional charge to Customer.
          (f) Regulatory Changes. Supplier shall, with Customer’s approval and at Supplier’s expense, conform the Services in a timely manner to any changes in the compliance matters referred to in Section 3.2(a)(ii). Supplier shall also, with Customer’s approval and at Customer’s request, conform the Services in a timely manner to any change in Customer Compliance Requirements (including Customer Compliance Directives). With respect to new or revised Customer Compliance Requirements (including Customer Compliance Directives) that require sustained and substantive changes in the Services or increases in the resources, level of effort or other costs required to perform the Services, the work may be performed as a Project and the Charges shall be adjusted by Supplier in accordance with the Change Control Procedures. In a quote submitted to Customer for review and acceptance, Supplier shall identify such changes, shall propose a method of integrating such changes in a cost-effective manner and without disruption of Customer’s ongoing operations (as modified by such changes), and shall identify Supplier’s increased or decreased costs that will result therefrom and Supplier’s proposed adjustment of the Charges to reflect such changes. Such changes and adjustments shall:
(i)	equitably account for any efficiencies, economies or reduced or increased resource requirements resulting from any changes in the Services or applicable Service Level Agreement resulting from such changes;

(ii)	address the marginal costs Supplier would incur to make such changes or adjustments taking into account (A) amounts received and to be received from other customers for the changes; (B) the expected re-usability of such changes by each Party; and (C) the amount each Party would be required to incur in the absence of this Agreement to make such changes and incorporate them into their respective operations; and

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(iii)	provide modified Charges that have been determined on a commercially reasonable basis consistent with the other Charges.
Upon agreement of the Parties to the proposed changes and adjustments, Supplier will prepare and the Parties will execute a Change Order reflecting the terms of their agreement in accordance with Section 9.8.
          (g) Other. Customer will with respect to the receipt of Services and the performance of its legal and contractual obligations hereunder comply with all Laws applicable to the receipt of the Services and the performance of its obligations under this Agreement (including identifying and procuring applicable permits, certificates, approvals and inspections required under such Laws).
     3.3. Performance
          (a) Service Level Agreement. Subject to the limitations and in accordance with the provisions set forth in the Agreement, Supplier agrees that, commencing on the dates specified therein: (i) the performance of the applicable Services will meet or exceed the applicable Service Levels set forth in Exhibit 15; and (ii) the performance of the Services covered by each Statement of Work will meet or exceed the applicable Service Levels set forth in Schedule A (Service Level Agreement) to each such Statement of Work. Supplier will perform all New Services in accordance with the Service Level Agreement, if any, established for such New Services. Supplier shall perform all Services and New Services without expressly defined Service Levels, if applicable, at a level of accuracy, completeness, availability, timeliness, quality, responsiveness and performance that equals or exceeds the level of performance by Customer or any Third Party providing such services for Customer before the applicable Commencement Date of such Services. If no such levels of performance exist, beginning within a reasonable period of time after Supplier assumes responsibility for the Services (for all of Customer or a Customer Location, as applicable) as contemplated in the Transition Plan, Supplier shall perform all Services and New Services without expressly defined Service Levels in accordance with appropriate industry standards.
          (b) Modification of Service Level Agreement. The Service Level Agreements will include procedures for implementing changes, modifications, deletions and replacements of and additions to, the Service Levels and associated Service Level Credits.
          (c) Performance Monitoring. Supplier shall implement and operate all measurement and monitoring tools and procedures required to measure and report its performance relative to the applicable Service Level Agreement, such that such measurement and reporting is clear and unambiguous and reasonably supported by objective data. The tools and reports set forth in Exhibit 9 and the Service Level Agreements have been approved by Customer as suitable to satisfy Supplier’s obligations under this Section 3.3(c) as of the Commencement Date. Prior to implementing changes, modifications, deletions and replacements of and additions to the Service Levels, the Parties shall agree upon new tools or reports required for such Service Levels. The Service Level Agreement measurement, monitoring and reporting processes will be subject to audit by Customer in accordance with Section 9.9.

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          (d) Performance Reports. Each Service Level will be measured on at least a monthly basis, unless otherwise indicated. Supplier shall provide, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports specified in Exhibit 9 or the applicable Service Level Agreement to verify Supplier’s performance and compliance with the applicable Service Level Agreement (“Performance Reports”). Supplier shall provide Customer access to any details or supporting information used to generate such Performance Reports.
          (e) Service Level Failures. Supplier’s failure to meet a Service Level shall entitle Customer to receive credits against Service Charges in the form of Service Level Credits in accordance with the applicable Service Level Agreement. The total amount of Service Level Credits due under all Service Level Agreements shall be capped at the At Risk Amount. Supplier acknowledges and agrees that the Service Level Credits will not be deemed or construed to be a sole and exclusive remedy or in derogation of any other rights and remedies Customer has hereunder. However, if Customer recovers monetary damages from Supplier as a result of Supplier’s failure to meet a Service Level, Supplier shall be entitled to set-off against such damages any Service Level Credits received by Customer for the failure giving rise to such recovery.
          (f) Customer Satisfaction. Supplier will administer customer, IT delivery, business process management and end user satisfaction surveys as set forth in the Statements of Work. The surveys will, at a minimum, cover a representative sampling of end-users and senior management of Customer, as applicable. Customer or its designee shall have the right to audit Supplier’s administration of the satisfaction surveys and all data associated with the administration of such surveys, including the raw data comprising the survey results.
     3.4. Disaster Recovery Services
          (a) General. Supplier shall, from the applicable Commencement Date, provide Disaster Recovery Services under each Statement of Work in accordance with the “Disaster Recovery Requirements” Schedule to each Statement of Work. In addition, Supplier shall, within the timeframes described in the “Disaster Recovery Requirements” Schedule to each Statement of Work or such later timeframe as may be approved by Customer, develop a Supplier Disaster Recovery Plan appropriate to the provision of the Services, and the capacity to execute and perform such Disaster Recovery Plan described in such “Disaster Recovery Requirements” Schedule. The Supplier Disaster Recovery Plan shall cover critical personnel, operations, systems and processing at facilities used in the provision of the Services and shall be subject to the review and written approval of Customer. Supplier agrees to provide recommendations to implement, maintain and improve the Supplier Disaster Recovery Plan as necessary to keep the plan current with applicable industry standards and best practices, or as otherwise necessary to satisfy Supplier’s obligations under this Agreement. Prior to implementing any material Change to the Disaster Recovery Plan, Supplier will provide Customer a copy of such Change for Customer’s Consent.
          (b) Testing. The Supplier Disaster Recovery Plan will have success criteria that will be associated with testing of the plan. Supplier will perform testing of the Supplier Disaster Recovery Plan as provided in the Statements of Work and promptly provide Customer with the results of such tests. Customer will be permitted, in its discretion, to participate in such

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tests. If the Supplier Disaster Recovery Plan fails to meet its success criteria, Supplier will promptly remedy any identified failures and as soon as reasonably practicable conduct another test of the Disaster Recovery Plan. The testing process will be repeated until the Supplier Disaster Recovery Plan has met all of its success criteria.
          (c) Actual Disaster. Upon Supplier’s determination of a disaster as defined in the applicable Disaster Recovery Plan, Supplier will promptly notify Customer, commence the activities for which it is responsible under the Disaster Recovery Plan and perform the disaster recovery Services described in the applicable Statement of Work. During any disaster, Supplier will notify Customer daily of the status of the disaster. During a disaster that causes Supplier to allocate limited resources between or among Supplier’s customers, Supplier will not give greater priority to any of its other customers in its recovery efforts than it gives to Customer taking into account the nature and extent of the disaster and its impact on Customer and other similarly situated customers. If Supplier materially breaches its obligations to provide Disaster Recovery Services under this Section 3.4(c) and, as a result thereof, fails to commence performance of Services critical to the operation of Customer’s business for**, unless Supplier has retained a Third Party to provide such Services, Customer shall have the right to retain a Third Party to provide such Services. . ** Upon completion of a disaster, Supplier will as soon as reasonably practicable, provide Customer with an incident report detailing the reason for the disaster and all actions taken by Supplier to resolve the disaster.
     3.5. New Services
          (a) Customer Requests for New Services. During the Term, Customer may request that Supplier provide New Services. New Services may be activities that are performed on a continuous basis for the remainder of the Term or activities that are performed on a project basis. To determine whether a service is a New Service and not an existing Service, the Parties will first review the Statements of Work for guidance as to whether the requested service is included within (or inherent to) the Responsibilities assigned to Supplier in the Statements of Work such that it will qualify as an existing Service. ** To request a New Service, Customer will deliver a written request (the “New Service Request”) to the Supplier Account Manager specifying in reasonable detail to the extent known (i) the proposed New Service, (ii) the objective or purpose of such New Service, (iii) the requirements and specifications of the deliverables to be delivered pursuant to such New Service (including an estimation of anticipated additional volumes of services required), and (iv) the requested prioritization and schedule for such New Service.
          (b) Supplier Response. The Parties shall cooperate with each other in good faith in discussing the scope and nature of the requirements contemplated by the New Service Request, the availability of Supplier personnel and resources to provide such New Service and the time period in which such New Service will be implemented. Within such time as may be reasonably requested by Customer under the circumstances, Supplier will prepare and deliver to the Customer Account Manager a written statement (the “New Service Response”) describing any changes in products, services, assignment of personnel and other resources that Supplier believes would be required. In addition, such New Service Response shall include, as appropriate or applicable, (i) a written description of the work that Supplier anticipates performing in connection with the New Service, (ii) a schedule and proposed

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transition/implementation plan for commencing and implementing such New Service, (iii) Supplier’s proposed charges for such New Service, including a detailed breakdown of any such charges, and whether the New Service would result in any increase or decrease in existing pricing, (iv) a description of the effect, if any, such New Service would have on this Agreement, including on Service Levels, (v) an estimation of all Resource Units and other resources required to implement such New Service, including a description of the delivery risks and associated risk mitigation plans, (vi) a description of any new Software, tools or machines to be provided by Supplier in connection with such New Service, (vii) a description of the Software, hardware, tools, machines and run-time requirements necessary to develop and operate any new Software, (viii) a list of any existing Software, hardware, tools or machines included in or to be used in connection with such New Service, (ix) identification of any Software, hardware, tools, machines, runtime requirements, Charges or Resource Units which will be eliminated/reduced partially or completely by the New Service, (x) acceptance test criteria and procedures for any new Software, hardware, tools or any products, packages or services to be used in connection with such New Service, (xi) Customer Responsibilities anticipated to facilitate Supplier’s delivery of the New Service, and (xii) such other information as may be relevant to the proposed New Service. With Customer’s Consent, Supplier may submit an initial New Service Response (a “ROM”) that includes only the information Customer reasonably deems necessary in order to make an informed decision as to whether to instruct Supplier to proceed with a comprehensive New Services Response.
          (c) Agreements to Provide New Services. The Supplier Account Manager and the Customer Account Manager will meet to determine whether they desire for Supplier to proceed with the implementation of the proposed New Service in accordance with the New Service Response. No New Service implementation shall occur without the mutual agreement of the Parties to the terms and conditions of such New Service pursuant to the Change Control Procedures. Any agreement of the Parties with respect to New Services will be in writing, will constitute an amendment to this Agreement and shall also become a “Service” and be reflected in a new Statement of Work hereto or in an amendment to an existing Statement of Work hereunder.
          (d) Certain Changes Not New Services. The Parties agree that changes during the Term in functions, responsibilities and tasks that are within the scope of the Services will not be deemed to be New Services, if such functions, responsibilities and tasks evolved or were supplemented and enhanced during the Term by Supplier in its sole discretion or otherwise in the ordinary course.
     3.6. Supplier to Provide and Manage Necessary Resources
          Each Party will have the responsibility and obligation to provide and administer, manage, support, maintain and pay for the resources (including personnel, hardware, software, facilities, services and other items, however described) specified in the Statements of Work and Asset Allocation Matrix necessary or appropriate for Supplier to provide, perform and deliver the Services as described in the Agreement. Unless otherwise set forth in the Asset Allocation Matrix, Supplier shall be responsible for all costs of any software license or sub-license held by Supplier to use any Software necessary to provide the Services.

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     3.7. Reports
          Supplier will provide those reports identified in this Agreement, the Statements of Work and in Exhibit 9 hereto, and such additional reports as agreed by the Account Managers during the Transition period and from time to time during the Term (“Reports”), in accordance with the requirements (including any timing requirements) set forth herein, in the Statements of Work and in Exhibit 9. Such Reports include (i) reports detailing Supplier’s compliance with this Agreement, including, but not limited to, the Performance Reports, and Supplier’s compliance with Responsibilities, Supplier’s regulatory requirements, Customer Compliance Requirements, Security Requirements, and such other aspects of the Services that Customer reasonably requests; and (ii) reports regarding Software compliance, Asset inventory, Software usage and Asset usage. For any Reports to be provided with a frequency of monthly or longer, such Reports and other documentation must be available in both print and electronic formats at least five (5) Business Days (or such lesser period as is reasonable) prior to any meeting at which such Reports will be discussed. With regard to Reports documenting Supplier’s performance, Supplier will set forth any deviations from the performance requirements and include a plan for corrective action where such deviations are material. In addition, Supplier will provide Customer with such documentation and other information as may be reasonably requested by Customer from time to time in order to verify that Supplier’s performance of the Services is in compliance with this Agreement. Supplier will provide those Reports identified in Exhibit 9 as being “Current” or “Supplier Standard” (or equivalent thereto) during the first month following the applicable Commencement Date. Supplier will provide all other reports identified in Exhibit 9 within the time frame identified therein or, if not identified, within sixty (60) days of the applicable Commencement Date, except to the extent that such Reports are to be provided less frequently than monthly, which Reports will be provided at the next scheduled time thereafter.
     3.8. Locations
          (a) Location Designation and Changes. Supplier shall provide the Services at the Locations specified in the Statement of Work. The Parties shall use the Change Control Procedure to add, change and delete Locations. Supplier will not, without the express written Consent of Customer, change, consolidate, eliminate or add to the Supplier Locations (each, a “Location Change”). ** Supplier agrees that it will notify Customer no less than one hundred and twenty (120) days in advance of any proposed change, consolidation, elimination or addition not specified in the Statement of Work. Change of a Location at Customer’s request and any associated Charges shall be addressed through Change Control Procedures. With respect to any change of Location requested by Supplier, Supplier will be financially responsible for the related relocation expenses and new facility expenses.
          (b) Customer Facilities. Customer will provide Supplier the use of the office space described in the Statements of Work and Supplier may, with the written consent of Customer, occupy other space at a Customer facility, subject to the following:
(i)	Supplier may occupy such space solely for purposes of providing the Services and not for the provision or marketing of services to other customers or clients of Supplier.

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(ii)	In the use of such space, Customer agrees to supply reasonable office services and supplies, such as water, sewer, heat, lights, air conditioning, electricity, office equipment for Supplier employees, local and long distance telephone service for Customer-related calls; provided, however, that Supplier personnel will supply their own cell phones and pagers. Customer shall allow each Transitioned Employee to retain their personal computer or laptop until the earlier of (A) the date provided in the Refresh Schedule, (B) the date Supplier refreshes the computer or (C) the date that the Transitioned Employee ceases to provide Services to Customer on a full-time basis. Office space will be provided in accordance with Customer’s generally applicable space standards, which Customer may revise from time to time in its sole discretion.

(iii)	Supplier will be solely responsible for the conduct, welfare and safety of its employees, subcontractors and agents while in Customer facilities and will take all reasonable precautions to prevent the occurrence of any injury to persons or property or any interference with Customer’s operations while occupying such space.

(iv)	When working at any Customer Locations or other Customer facilities, Supplier personnel will comply with Customer’s standard workplace security, administrative, safety, fire prevention, network and equipment use and other policies and procedures applicable to Customer’s own employees. Customer will make such policies and procedures available to Supplier and will notify Supplier of any subsequent modifications or amendments thereto.

(v)	No interest in any such Customer owned or leased Location is conferred upon Supplier beyond the limited right to use such Locations for purposes of this Agreement. Supplier will keep the Customer owned or leased Locations free of all liens created by Supplier or its subcontractors.
          (c) Shared Service Locations. If (i) Supplier provides the Services to Customer from a Supplier Location that is shared with a Third Party or Third Parties or from which Supplier provides services to a Third Party or Third Parties, (ii) such Third Party is a Customer Competitor or other Person that Customer determines is competitive with any part of the business of Customer and (iii) Customer has given Supplier notice of the identity of the Person pursuant to this Section 3.8(c), then Supplier shall maintain a process at least as protective as the information security policies of Supplier in effect as of the Effective Date to restrict access in any such shared environment to Customer’s Company Information so that Supplier’s employees providing services to any such Customer Competitor or other Person do not have access to Customer’s Company Information. Such process shall be in compliance with Section 11.

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4. CHARGES; NEW SERVICES; INVOICES; AND PAYMENTS
     4.1. Charges
          Customer agrees to pay to Supplier the Charges as specified in the “Charges” Schedule to each Statement of Work, together with the other amounts as described in this Section 4.
     4.2. Taxes
          (a) General. The Charges and other amounts described in this Agreement, including the “Charges” Schedules to each Statement of Work, are exclusive of: federal, state, local, or foreign sales, use, excise, value-added, or similar consumption taxes, customs, duties, fees or other tax, however designated or levied based upon Supplier’s charges for the products and Services pursuant to this Agreement, including, but not limited to, equipment, Software, consulting, programming, maintenance charges or other services that are used or consumed by Customer, except any tax, tax-like charge or tax-related surcharge, or withholding tax, determined by Supplier’s income, net worth, franchise or property (which shall be borne solely by Supplier and its Affiliates), hereinafter referred to collectively as “Taxes”. Customer will pay such applicable Taxes, provided such Taxes are due pursuant to tax Law, properly invoiced and separately stated at the same time and on the same invoice as the applicable charge, however, Customer shall be responsible for any such Taxes that are not included on the same invoice as the charge if it is later determined that the Taxes were not charged by Supplier based on information provided by Customer or they do not increase the Taxes and related amounts payable by Customer. Customer shall not be responsible for interest and penalties associated with a failure by Supplier to appropriately collect and remit any such Tax to the appropriate tax authority, unless such failure is due to non-payment by Customer.
          (b) Withholding. If Customer is required to withhold a foreign income or profits tax from a payment of a charge for the Services listed herein, within ten (10) days of withholding such tax, Customer will provide Supplier with official tax certificates documenting remittance of the tax and the tax certificates will be in a form sufficient to document qualification of the tax for the foreign tax credit allowable against Supplier’s corporation income tax.
          (c) Exemptions. Supplier shall not collect an otherwise applicable Tax if Customer’s purchase is exempt from Supplier’s collection of such Tax and a valid Tax exemption certificate or direct pay permit is furnished by Customer to Supplier before the first invoice is issued.
          (d) Value Added Taxes. In the event that any value-added Tax (“VAT”) is payable on the goods or services provided under this Agreement, the VAT shall be added to the Charges and shall be for the account of Customer. If VAT on the supplies of Supplier is payable by Customer under a reverse charge procedure, (i.e. shifting of liability, accounting or payment requirement to recipient of suppliers), Customer shall ensure that Supplier will not be held liable for this VAT by the relevant taxing authorities or other parties. Supplier shall ensure that its invoices to Customer are issued in such a way that these invoices meet the requirements for deductions of input VAT, if any, reasonably specified by Customer.

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          (e) Assessments. If Supplier receives notice from any taxing authority with respect to an assessment or potential assessment or imposition of any Tax that Customer would be responsible for paying pursuant to this Section 4.2 (a “Proposed Tax”), Supplier shall promptly send notice to Customer of such notice. To the extent directed by Customer in a notice sent to Supplier, Supplier shall timely contest at Customer’s direction and expense (such expense to be limited as set forth in this Section 4.2(e) relating to all actions to be taken to contest) such Proposed Tax with Customer’s participation, or, if Customer so directs, permit Customer to contest, to the extent permissible under applicable Law and procedures, such Proposed Tax, at Customer’s expense and in a forum selected by Customer and with counsel selected by Customer and reasonably acceptable to Supplier, until such assessment has been upheld by the decision of an appellate court. To the extent Supplier contests a Proposed Tax at Customer’s direction, and such contest involves claims with respect to taxes for which Customer would not be responsible under Section 4.2(a), Customer shall be responsible only for that portion of Supplier’s expenses as are reasonably allocable to the contest of Taxes for which Customer would be responsible under Section 4.2(a). Supplier may compromise, settle, or resolve such a Proposed Tax contest under this Section 4.2(e) without Customer’s Consent (provided such compromise, settlement, or resolution is limited only to the Taxes for the Tax period involved and in no way results in an implication of fault upon Customer) only if Supplier waives any indemnity rights Supplier has against Customer with respect to the Proposed Taxes being contested. Otherwise, Supplier may not compromise, settle, or resolve such Proposed Tax contest without Customer’s Consent. Notwithstanding any provision in this Agreement to the contrary, with respect to any Proposed Tax, if Customer becomes responsible for additional amounts because Supplier failed to comply fully with the requirements or procedures in this Section 4.2(e), such Proposed Tax for which Supplier has failed to comply with this Section 4.2(e) shall not be a Tax for which Customer is responsible under Section 4.2(a).
          (f) Refunds and Rebates. Customer shall be entitled to any Tax refunds or rebates granted to the extent such refunds or rebates are of Taxes that were the responsibility of and were paid by Customer under this Agreement or which were passed through to Customer. Customer may require Supplier to choose and perform one of the following: (i) apply for and diligently pursue, at Customer’s expense, a refund of Taxes otherwise payable by Customer, (ii) if permitted by Law, assign its rights to a refund claim for such Taxes to Customer; or (iii) pay to the Customer the amount of Taxes claimed by the refund claim with interest at the statutory refund rate.
          (g) Cooperation. The Parties agree to reasonably cooperate with each other to enable each to more accurately determine its own Tax liabilities and to minimize such Taxes incurred in connection with this Agreement to the extent legally possible. Supplier’s invoices shall separately state the amounts of any Taxes Supplier is collecting from Customer in accordance with the terms of Exhibit 10 and/or the applicable “Charges” Schedules. In the case of Customer, such cooperation shall include providing Supplier with any applicable exemption certificates, multi-state benefit certificates, or resale certificates, and information regarding use of materials, services, or sales necessary for Supplier to comply with the invoice requirements as set for the above and in the “Charges” Schedules. In the case of Supplier, such cooperation shall include providing Customer with applicable information regarding delivery or use of the goods or services provided under this Agreement, and, at the request of Customer, taking additional commercially reasonable steps to minimize Taxes. Supplier’s cooperation shall also include,

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providing itemized or non-itemized invoices or billing at Customer’s request in accordance with Exhibit 10 and/or the “Charges” Schedules, and separating (or combining) on Supplier’s invoices any of the Services at Customer’s request in accordance with Exhibit 10 and/or the “Charges” Schedules; provided, however, that the foregoing shall not affect Customer’s payment obligations under the Agreement and Supplier shall not be required to take any step that would be materially disadvantageous to the Supplier business or operations or would require it to incur material additional costs unless Customer agrees to reimburse it for that material disadvantages or those additional costs in accordance with the Change Control Procedures. In the case of both Parties, such cooperation shall include maintaining data, as reasonably necessary for Tax compliance purposes, making such data available to the other Party (or permitting the other Party to copy, at the requesting Party’s expense, such data), and making information in its possession and employees with technical expertise available (at the providing Party’s reasonable cost) as reasonably necessary in connection with the preparation of any Tax returns or any audit, contest or refund claim related to Taxes.
     4.3. Invoices and Invoice Payment
          (a) Invoices. Supplier shall render, by means of an electronic file, an invoice or invoices in a form specified by Customer in Exhibit 10 or the Statements of Work and otherwise in reasonable detail for the Charges incurred in each month. Supplier will use commercially reasonable efforts to (i) identify and obtain invoices for any Pass Through Charges that the applicable Third Party provider does not provide to the Supplier in a timely manner, and (ii) ensure that all such Pass Through Charges incurred in the month corresponding to each invoice are included in such invoice(s). Supplier shall report each month to Customer on the status of late Third Party Provider invoices under Managed Agreements and the Supplier’s efforts to obtain them. Supplier shall not “mark-up” the Pass Through Charges except as specifically provided in the applicable Statement of Work.
          (b) Payment. All amounts due to Supplier and set forth on an invoice delivered pursuant to paragraph (a) above and the applicable Statement of Work shall be due and payable within thirty (30) days of Customer’s receipt of such invoice. Any amounts not paid when due will bear interest from the due date until paid at the lesser of (i) the highest rate allowed by Law and (ii) ** percent simple interest per month, pro-rated for partial months.
          (c) Back Billing. Supplier shall not invoice Customer, and Customer will not be obligated to pay, any Charges that are not properly invoiced within ** days after the end of the month to which such Charges correspond. Supplier shall be financially responsible for any Pass Through Charge that is not properly submitted to Customer within ** days after the end of the month in which Supplier receives the invoice for the expense (but not later than one hundred and ** days after the end of the month in which such expense is incurred).
          (d) Invoices in Arrears. Except as specifically provided in this Agreement (including the “Charges” Schedules), no invoice for Charges for any of the Services shall be delivered to Customer until after the Services that are the subject of such invoice have been provided to Customer.

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     4.4. Charges for New Services
          The charges for New Services will be integrated into the “Charges” Schedule to the affected Statement of Work in accordance with Sections 3.5 and 17.2.
     4.5. Benchmarking Process
          (a) General.
(i)	Beginning no sooner than one (1) year following the Effective Date, and no more than once every other year during the Term, at Customer’s expense, Customer may engage a Benchmarker to benchmark the Service Levels and Charges for the Services provided under each or any of the Statement(s) of Work.

(ii)	The purpose and results of the Benchmarking Process are to determine if the Charges and Service Levels for selected Services are competitive within a reference class of reasonably comparable customers.
          (b) Initiating Benchmarking. The Benchmark Process may be initiated by Customer by giving at least ninety (90) days’ prior notice to Supplier. Customer shall select the Benchmarker from the list of Benchmarkers set forth on Exhibit 5. Each of these Benchmarkers is agreed by the Parties to be qualified to perform the Benchmark Process based on their demonstrated skills, experience, responsiveness, objectivity and fees.
          (c) Benchmark Process Methodology. Customer, Supplier and the Benchmarker shall conduct the Benchmark Process according to the following methodology:
(i)	The Benchmarker shall select a representative sampling of other outsourced organizations that share substantially similar attributes with respect to size, investments, scope and nature of overall services, quality standards and Service Levels, technology, payment and performance credit structure, geographic scope of services and other factors deemed pertinent by the Benchmarker (“Comparators”). There shall be six (6) Comparators or such lesser number (but not less than three (3)) if the Comparator information available to the Benchmarker is comprised of a lesser number of Comparators. The Benchmarker shall make adjustments to the Comparators as necessary to permit a normalized comparison.

(ii)	For each Comparator used to calculate the Benchmark Results, the Benchmarker shall disclose to Customer and Supplier the demographic data (e.g., the total number of Service resource units and/or other basis on which Charges are based, a general description of the quality of services and service environment and other similar data) reasonably required for the Parties to

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understand the basis upon which the Benchmarker determined that the Comparators chosen by the Benchmarker comply with the requirements set forth above. Due to the confidential nature of Comparator data and nondisclosure agreements to which such data may be subject, the Benchmarker shall not be required to disclose the name of the Comparators.

(iii)	The data used by the Benchmarker in the Benchmark Process will be reasonably current (i.e., based on services provided to Customer and the Comparators no more than twelve (12) months prior to the start of the Benchmark Process).

(iv)	The Benchmarker shall compare each Comparator’s contracted charges, Service Levels and scope with Supplier’s contracted Charges, Service Levels and scope with respect to the subject Services. In making this comparison, the Benchmarker shall consider the following factors in order to generate a “like-for-like” comparison and shall adjust the comparative prices as and to the extent appropriate: (A) whether Supplier transition and transformation charges are paid by the customer as incurred or amortized over the term of this Agreement; (B) the extent to which this Agreement calls for Supplier to provide and comply with unique customer requirements; and (C) differences in volume of services (scale), scope of services, financing or payment streams, geographic distribution (including the use of offshore facilities and labor), complexity of supported environment, technologies employed and other pertinent factors.

(v)	The Benchmarker shall use normalization techniques that the Benchmarker deems appropriate to use to make such adjustments. The Benchmarker shall fully explain its normalization techniques to Supplier and Customer.

(vi)	Customer and Supplier agree (A) that the Benchmarker will conduct the Benchmark Process in accordance with the Benchmarker’s own policies, methodologies, and practices, (B) to consult with each other regularly and cooperate reasonably with the Benchmarker in the Benchmark Process activities, and (C) that Customer shall serve as the Benchmarker’s primary point of contact; provided, however, that Customer shall provide Supplier with the opportunity to participate in any substantive discussions with the Benchmarker that relate to Supplier’s role in the Benchmarking Process.

(vii)	Customer will be permitted to disclose price and cost information under this Agreement to the Benchmarker, subject to execution of a Confidentiality Agreement in the form attached hereto as Exhibit

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12. Supplier shall not be obligated to disclose to the Benchmarker (A) data with respect to any other Supplier Customers or proprietary information of other Supplier Customers or other Third Parties, (B) proprietary information of Supplier not related to Customer and the Services; or (C) any internal margin or cost data.

(viii)	All information provided to and obtained from the Benchmarker shall be provided to both Supplier and Customer unless otherwise agreed by the Parties. Such information and the Benchmarker’s report shall be deemed to be Confidential Information under the Agreement and shall be subject to the confidentiality agreement executed with the Benchmarker.

(ix)	Customer shall not engage a Benchmarker on a contingent fee basis and shall pay all charges incurred to the Benchmarker.
          (d) Benchmark Results.
(i)	The Benchmarker shall provide the data, analysis and findings, including any supporting documentation, for the Services to Supplier and Customer as appropriate throughout the Benchmark Process.

(ii)	The Benchmarker shall prepare the complete “Benchmark Results” (i.e., a normalized analysis of the Comparators charges to the Charges) promptly, but no later than ninety (90) days after the commencement of the Benchmark Process by the Benchmarker. If the Benchmarker is for any reason unable to complete the Benchmarking Process within the time period set forth in this Section, the Parties will reasonably extend such period to allow the Benchmarker to complete the Benchmarking Process.
          (e) Benchmark Review. Upon completion of the Benchmark Process, Customer and Supplier shall review the Benchmark Results during the thirty (30) day period following delivery to Customer and Supplier of the Benchmark Results, and shall in good faith discuss any appropriate adjustments to the applicable Service Level Agreement or Charges under this Agreement, and identify and resolve any disagreements or variances from the Benchmark Results. If the Benchmark Results show that the relevant Charges are less than five percent (5%) higher than the normalized charges paid by the average of the Comparators that were the subject of such Benchmarking Process of the relevant sample, then there will be no change in the Charges. If the results show that the relevant Charges are more than five percent (5%) greater than the normalized charges paid by the average of the Comparators, then the Parties shall meet and negotiate in good faith a plan to reduce the Charges so as to eliminate any such unfavorable variance (i.e., such that the relevant Charges for the Services are not more than five percent (5%) higher than the normalized charges paid by the average of the Comparators), with any such agreed-upon adjustment to the Charges to be made on a prospective basis only beginning thirty (30) days after the Benchmark Process is completed. The plan shall not call for changes to the Services included within the factors for which the Benchmarker adjusted Supplier’s Charges

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downward in making its comparison (e.g., Service Levels that were lower than those of the Comparators). If the Parties fail to agree upon a plan to reduce the Charges, or if Supplier fails to implement the agreed plan, in addition to any other rights and remedies available to Customer, Customer will have the right to terminate the Agreement, in whole or of the benchmarked Statement of Work, upon payment of the applicable Termination Charges described in the applicable Statements(s) of Work.
          (f) Access and Confidentiality. Any Benchmarker engaged by Customer shall agree in writing to be bound by the applicable security provisions specified in the Agreement and any reasonable and generally applicable security guidelines and processes of Supplier. Each Party shall co-operate fully with the Benchmarker and shall provide reasonable access to the Benchmarker during such effort to permit Benchmarker to perform the Benchmarking.
          (g) Cooperation and Assistance. Each Party will provide, and ensure that its subcontractors (excluding in the case of Customer, Supplier and its subcontractors) provide, all necessary cooperation, information, documents and assistance reasonably required to perform the Benchmarking.
          (h) No Increase in Charges. Benchmarking shall not result in any increase in any Charges to Customer.
     4.6. Rights of Set-Off
          Except as otherwise set forth in the Agreement, with respect to any amount to be paid or reimbursed to Customer by Supplier, at the time any such amount is due and payable to Customer, Supplier may pay that amount to Customer by applying a credit for the month such amount is due and payable against the Charges otherwise payable to Supplier under the Agreement. Notwithstanding the foregoing, if the amount to be so paid or reimbursed by Supplier in any specific month exceeds the Charges to Customer for such month, Supplier shall promptly pay any difference to Customer by check within thirty (30) days of the date when due. With respect to any amount that (i) should be reimbursed to Customer under this Agreement; or (ii) is otherwise payable to Customer pursuant to this Agreement, Customer may deduct the entire undisputed amount owed to Customer against the Charges otherwise payable or expenses owed to Supplier under this Agreement.
     4.7. Disputed Charges/Credits
          (a) General. In the event that Customer disputes the accuracy or applicability of a charge or credit or other financial arrangement described in this Agreement, Customer shall notify Supplier of such dispute as soon as practicable (but in any event not later than the payment due date of such invoice) after the discrepancy has been discovered. Such notice will include a description of the particular Charges in dispute and a detailed explanation of the reason why Customer disputes such Charges. The Parties will investigate and resolve the dispute using the Dispute Resolution Procedures. Any recurring monthly Charges (e.g., Base Charges) and undisputed amounts contained in or applicable to an invoice or otherwise payable will be paid by Customer, and any undisputed credit amounts will be promptly credited by Customer. Unpaid and uncredited monies that are, reasonably and in good faith, in dispute will not be considered a

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basis for monetary default under, or a breach of, the Agreement during the pendency of such dispute, subject to the requirements set forth in this Section 4.7.
          (b) Payment Under Protest. If the total Charges then under dispute pursuant to this Section 4.7 exceed $**, Customer shall pay the amount exceeding the $** to Supplier under protest. All amounts determined through the Dispute Resolution Procedures to be owed by one Party to the other Party shall be paid or credited promptly upon resolution of the Dispute, together with interest at the lesser of (i) the highest rate allowed by Law and (ii) ** percent simple interest per month, pro-rated for partial months.
     4.8. Reserved
     4.9. Changes in Customer Business
          (a) Changes in Customer’s Business. If during the Term, Customer experiences or reasonably anticipates within the next three (3) months significant changes in the scope or nature of its business which have or are reasonably expected to have the effect of causing a substantive and sustained increase or decrease in the amount of Supplier resources used in performing the Services under one or more Statements of Work (i.e., causing the estimated average monthly amount of any ** or more unrelated chargeable Resource Units in any single Statement of Work to increase or decrease by ** percent or more over at least the next six (6) consecutive months), such changes shall be governed by this Section 4.9, provided any decreases are not due to Customer’s resuming the provision of such Services by itself or Customer transferring the provision of such Services to another Third Party provider. Examples of the kinds of events that might cause such substantial increases or decreases include but are not limited to: (i) sudden changes in Customer’s products or markets; (ii) mergers, acquisitions or divestitures; (iii) dramatic unanticipated changes in market priorities; or (iv) material unanticipated change in demand for Customer’s products.
          (b) Plan for Adjustment. Customer will notify Supplier of any event or discrete set of closely-related events which Customer believes qualifies under this Section 4.9, and Supplier will identify any changes to the affected Statement(s) of Work that can be made to accommodate such decrease or increase of resource requirements in a cost-effective manner without disruption to Customer’s ongoing operations or Supplier’s ability to perform the Services in accordance with the Service Levels and other obligations under this Agreement, and the cost savings that will result therefrom, in a plan that will be submitted to Customer for review and acceptance. Such changes shall equitably account for any efficiencies, economies or reduced or increased resource requirements resulting from any changes in the Services proposed by Supplier, and provide for changes to the Charges and other terms that have been determined on a commercially reasonable basis consistent with the other Charges and terms; provided, that Customer will reimburse Supplier for any net costs or expenses incurred to realize such efficiencies, economies, or reduced or increased resource requirements if and to the extent Supplier (i) notifies Customer of such additional costs and obtains Customer’s approval prior to incurring such costs, (ii) uses commercially reasonable efforts to identify and consider practical alternatives, and reasonably determines that there is no other more practical way to obtain such savings without incurring such expenses and (iii) uses commercially reasonable efforts to minimize the additional costs to be reimbursed by Customer.

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          (c) Implementation of Adjustment. Upon acceptance by Customer, Supplier will make any applicable adjustments to the Charges and other terms to reflect the foregoing and distribute an amended “Charges” Schedule and executed Change Order to the affected Statements of Work to the Parties.
5. COVENANTS
     5.1. Covenant of Cooperation and Good Faith
          The Parties shall timely, diligently and on a commercially reasonable, good faith basis cooperate, facilitate the performance of their respective duties and obligations under the Agreement and reach agreement with respect to matters left for future review, consideration and/or negotiation and agreement by the Parties, as specifically set forth in the Agreement. Neither Party shall unreasonably withhold or delay any consent, approval or request by the other Party required under the Agreement. Finally, the Parties shall deal and negotiate with each other in good faith in the execution and implementation of their duties and obligations under the Agreement.
     5.2. Services
          Supplier shall render Services using personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Services in accordance with this Agreement, and shall render Services in a prompt, professional, diligent, workmanlike manner consistent with general industry standards applicable to the performance of such Services. The Services will conform in all material respects to the description of the Services set forth in each Statement of Work and in all material respects to general industry standards for the Services and products offered by Supplier pursuant to this Agreement.
     5.3. Efficient Use of Resources
          Supplier shall take commercially reasonable actions (a) to efficiently administer, manage, operate and use the resources employed by Supplier to provide and perform the Services that are chargeable to Customer under the Agreement, (b) to perform the Services in the most cost-effective manner consistent with the required level of quality and performance, and (c) to diligently and continuously improve the performance and delivery of the Services by Supplier and the elements of the policies, processes, procedures and systems that are used by Supplier to perform and deliver the Services, including re-engineering, tuning, optimizing, balancing and reconfiguring the processes, procedures and systems used to perform, deliver, track and report on, the Services, subject to Section 9.8.
     5.4. No Solicitation
          (a) By Customer. Except as permitted in accordance with Section 5.4(c) or Section 12.5(e), during the term of the Agreement and for one (1) year after the later to occur of the completion of the Termination Assistance Services or the date of termination or expiration of the Agreement, Customer agrees not to, directly or indirectly, solicit, hire or engage any of Supplier’s or its Affiliates’ employees engaged in providing the Services within the preceding one (1) year period.

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          (b) By Supplier. Except as permitted in accordance with Section 5.4(c), during the Term and for one (1) year after the later to occur of the cessation of the Termination Assistance Services or the date of termination or expiration of the Agreement, Supplier agrees not to, directly or indirectly, solicit, hire or engage any of the employees of Customer with whom Supplier came into contact while engaged in providing the Services within the preceding one (1) year period.
          (c) Permitted Solicitations. Either Party may make general solicitations to the public (including solicitations by way of Third Party job-posting web sites) or solicitations by a retained Third Party so long as the Third Party is not directed by a Party to this Agreement or one of their Affiliates to make such solicitation to the employees to which the limitations of paragraphs (a) and (b) above apply, and hire any such person that responds to such a general solicitation.
     5.5. Export; Regulatory Approvals; Immigration
          (a) Export Laws. The Parties acknowledge that certain products, software, and technical information (including, but not limited to services and training) provided by Customer to Supplier and its subcontractors under the Agreement (“Export Items”) may be subject to U.S. and other countries’ export laws and regulations and any use or transfer of such products, software, and technical information must be authorized under those regulations. Each Party agrees that it will not use, distribute, transfer, or transmit any products, software or technical information (even if incorporated into other products) in violation of U.S. and other countries’ export laws and regulations. Neither Party will directly or indirectly “export” or “reexport” software or “technical data” disclosed to it by the other Party or the direct product of such software or “technical data” to any country, or citizen of any country, prohibited by U.S. or other countries’ export laws. Customer acknowledges that Supplier has employees or independent contractors who are not U.S. citizens who will provide Services under this Agreement, and that certain Services will be provided by Supplier personnel who are located outside the U.S. Accordingly, to enable Supplier to manage the delivery of the Services, Customer shall assist Supplier in identifying the specific Export Items that are or will be subject to U.S. or other countries’ (limited, in the case of Customer, to countries within which a Customer Location is located) export laws and regulations (including identifying the Export Control Classification Numbers for all Customer Data and “technical data” stored on or transmitted over Customer’s information technology systems or for which an export license is required) under export laws and regulations, and shall reasonably cooperate with Supplier in obtaining any required licenses or approvals. If any such licenses or approvals are not, despite the exercise of commercially reasonable efforts, obtained within one hundred and eighty (180) days following the applicable Statement of Work Commencement Date, the Parties will equitably adjust the scope of Services and Charges specified in this Agreement to comply with such export laws and regulations and reflect any additional costs being incurred by either Party and any Services not being received by Customer.
          (b) Approvals. Each party will timely obtain and maintain all necessary approvals, licenses and permits (required by law or otherwise) applicable to its business and the provision and receipt of the Services, including any relating to trans-border data flows and the Customer Data, applicable to Supplier, Customer, customers of Customer and/or use of any

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products and/or services under the Third Party Agreements, except those approvals, licenses and permits the absence of which would not have a material adverse effect on the business or operations of Supplier, Customer, any of the Customers of Customer or the Third Party Providers, or the performance and provision of the Services for Customer or any of its Customers and/or use of any products and/or services under the Third Party Agreements. The Responsibility Matrices identify certain approvals, licenses and permits to be obtained and maintained under this Section 5.5(b) and the Parties’ respective financial, operational and administrative responsibilities with respect to each. Each Party will cooperate and reasonably assist the other Party in connection with obtaining any approvals, licenses and permits not identified in the Responsibility Matrices.
     5.6. No Infringement
          Supplier will perform the Services under this Agreement in a manner that does not (i) knowingly infringe, or constitute an infringement or misappropriation of, any patent, or patent rights of any Third Party, or (ii) infringe, or constitute an infringement or misappropriation of, any trade secret, copyright, trademark or other proprietary or Intellectual Property Right (not including patent rights) of any Third Party.
     5.7. Viruses
          Supplier will take commercially reasonable measures, consistent with scope of Assets for which Supplier has operational responsibility under the applicable Asset Allocation Matrix or other portion of the applicable Statement(s) of Work, to ensure that no Virus or similar items are coded or introduced into the Services, the Customer Systems interfacing with the Services, the Supplier Information Systems and operating environments and processes used by Supplier to provide the Services, including the information, data and other materials delivered by or on behalf of Supplier to Customer, the customers of Customer and/or the Third Party Providers. Supplier will continue to review, analyze and implement, consistent with scope of Assets for which Supplier has operational responsibility under the applicable Asset Allocation Matrix or other portion of the applicable Statement(s) of Work, improvements to and upgrades of its Virus prevention and correction programs and processes that are commercially reasonable and consistent with the then current information technology industry’s standards. If a Virus is found to have been introduced into the Services, the Customer Systems interfacing with the Services, the Supplier Information Systems, the operating environments and processes used by Supplier to provide the Services, or the information, data and other materials delivered by or on behalf of Supplier to Customer, the customers of Customer, and/or the Third Party Providers, Supplier will promptly notify Customer and Supplier shall use commercially reasonable efforts and diligently work to eliminate the effects of the Virus at Supplier’s expense; provided, however, that (a) if such Virus was introduced by or through Customer or its Affiliates, or their customers or Customer Third Party Providers, and (b) Supplier has complied with its obligations set forth in this Section 5.7, Customer shall be responsible for the reasonable costs incurred by Supplier to eliminate and remediate the effects of such Virus. Supplier shall not modify or otherwise take corrective action with respect to the Customer Systems except at Customer’s request. In all cases, Supplier shall take immediate action to eliminate and remediate the Virus’ proliferation and its effects on the Services, the Customer Systems, the Supplier Information Systems and operating environments and processes used by Supplier to perform and deliver the Services,

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including Supplier Software and the Customer Software. At Customer’s request, Supplier will report to Customer the nature and status of all Virus elimination and remediation efforts.
     5.8. Disabling Code
          Supplier will: (i) prevent the insertion by Supplier or any Supplier agent or subcontractor of any device created for the purpose of allowing Supplier (or any such Supplier agent, contractor, subcontractor or representative) to disable or otherwise shut down all or any portion of the Services in any software provided or made available by Supplier to Customer hereunder or used by Supplier in performance of the Services; and (ii) with respect to any Disabling Code that may be part of such Software, Supplier will not, and will ensure that Supplier’s agents and subcontractors do not, invoke such Disabling Code at any time, including upon the expiration or termination of this Agreement for any reason.
     5.9. Technology; Best Practices
          Supplier will: (i) provide the Services using technology at a level current with the technology that Supplier implements for its general internal operations and at least comparable to the level of technology generally adopted from time to time by leading providers for the provision of similar services; (ii) keep knowledgeable about changes and advancements over time in the technology necessary to provide the Services; and (iii) in performing the Services, utilize processes, procedures and practices that are consistent with the best practices it utilizes in performing services similar to the Services for its other similarly situated customers. The foregoing shall not apply to that portion of the Services for which Customer directs or is otherwise responsible for the technology and/or processes, procedures and practices to be used or employed by Supplier.
     5.10. Reserved
     5.11. Services Not to be Withheld
          (a) Prohibition. Supplier will not voluntarily refuse to provide all or any portion of the Services in violation or breach of the terms of the Agreement and/or any Statement of Work; provided, that for clarity, the foregoing shall not operate or be construed as prohibiting or delaying a Party’s exercise of any right it may have under the Agreement to terminate the Term as to all or any part of the Services.
          (b) Injunctive Relief. If Supplier breaches or threatens to breach Section 5.11(a), Supplier agrees that Customer will be irreparably harmed and shall be entitled to apply to a court of competent jurisdiction for and be granted an appropriate injunction compelling specific performance by Supplier of its obligations under the Agreement and/or applicable Statement of Work without the necessity of posting any bond.

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6. REPRESENTATIONS AND WARRANTIES
     6.1. Representations and Warranties of Customer
          Customer represents and warrants to Supplier as follows:
          (a) Organization; Power. As of the Effective Date, Customer (i) has been duly incorporated and validly exists as a corporation under the law of the State of Delaware, (ii) is duly qualified as a foreign corporation in every jurisdiction in which the character of its business requires such qualification except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Customer’s ability to fulfill its obligations under this Agreement, and (iii) has the power to own its property and the authority to carry on the business as conducted as of the Effective Date.
          (b) Authorized Agreement. This Agreement has been, and each Statement of Work will be, duly authorized, executed and delivered by Customer and constitutes or will constitute, as applicable, a valid and binding agreement of Customer, enforceable against Customer in accordance with its terms.
          (c) No Default. Neither the execution and delivery of this Agreement or any Statement of Work by Customer, nor the consummation of the transactions contemplated hereby or thereby, shall constitute a breach or default under, any charter provision or bylaw, material agreement (subject to any applicable consent) or order, to which Customer is a party or otherwise bound.
          (d) No Infringement. The Customer-Owned Software and Supplier’s use thereof does not and will not infringe or misappropriate any Intellectual Property Rights of any Third Party; provided that the foregoing representation will not apply if such infringement or misappropriation is caused by (i) Supplier’s contributions to or unauthorized modification of such software; or (ii) Supplier’s use of such item in combination with any software, product or equipment not owned, developed, contemplated or authorized by Customer, except where Customer knew or should reasonably have known that such combination would be used by Supplier and did not object. Customer represents and warrants that Customer has obtained all rights and licenses required from Third Parties to (x) operate, use, license and provide the Customer Software and other Assets selected and provided by or on behalf of Customer (other than by Supplier or any of its subcontractors); and (y) otherwise perform its obligations under this Agreement.
          (e) No Litigation. There is no action, suit or proceeding to which Customer is a party pending or, to Customer’s knowledge, threatened, that questions the validity of the Agreement or Customer’s right to enter into this Agreement or any Statement of Work or to consummate any of the transactions contemplated by them.

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     6.2. Representations and Warranties of Supplier
          Supplier represents and warrants to Customer as follows:
          (a) Organization; Power. As of the Effective Date, Supplier (i) has been duly incorporated and validly exists as a corporation under the law of the State of Delaware, (ii) is duly qualified as a foreign corporation in every jurisdiction in which the character of its business requires such qualification except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Supplier’s ability to fulfill its obligations under this Agreement, and (iii) has the power to own its property and the authority to carry on the business as conducted as of the Effective Date.
          (b) Authorized Agreement. This Agreement has been, and each Statement of Work will be duly authorized, executed and delivered by Supplier and constitutes or will constitute, as applicable, a valid and binding agreement of Supplier, enforceable against Supplier in accordance with the its terms.
          (c) No Default. Neither the execution and delivery of this Agreement or any Statement of Work by Supplier, nor the consummation of the transactions contemplated hereby or thereby, shall constitute a breach or default under any charter provision or bylaw, material agreement (subject to any applicable consent) or order, to which Supplier is a party or otherwise bound.
          (d) No Infringement.
(i)	The Supplier-Owned Software and Customer’s use thereof does not and will not infringe or misappropriate the Intellectual Property Rights of any Third Party; provided that the foregoing representation will not apply if such infringement or misappropriation is caused by (A) Customer’s contributions to or unauthorized modification of such software; and (B) Customer’s use of such item in combination with any software, product or equipment not owned, developed, contemplated or authorized by Supplier, except where Supplier knew or should reasonably have known that such combination would be used by Customer and did not object. Supplier represents and warrants that Supplier has obtained all rights and licenses required from Third Parties to (x) operate, use, license and provide the Supplier Software and other Assets selected and provided by or on behalf of Supplier (other than Customer, its Affiliates and Third Party providers), (y) provide the Services, and (z) otherwise perform its obligations under this Agreement.

(ii)	With respect to Supplier Software and other Assets licensed or leased by Third Parties to Supplier at Customer’s request or with Customer’s approval for use in providing the Services, Supplier covenants that it shall obtain and provide intellectual property indemnification for Customer (or obtain intellectual property

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indemnification for itself and enforce such indemnification on behalf of Customer) from the licensor of such Software. Unless otherwise approved in advance by Customer, such indemnification shall be (i) comparable to the intellectual property indemnification provided by Supplier to Customer under this Agreement for other Supplier Software, or (ii) the indemnification(s) customarily or reasonably available in the industry for the same or substantially similar types of products.
          (e) Date Warranty. The Supplier Software, Work Product and any other Assets selected and provided by or on behalf of Supplier will accurately process date information, including accurately accepting date input, providing date output and performing calculations on dates or portions of dates; provided, however that such Software, Work Product or any other Supplier Assets shall not be deemed non-compliant to the extent any performance failure is attributable to the failure of equipment, software or systems for which Supplier is not operationally responsible, but with which it must interact or interoperate.
          (f) Open Source. Without the prior Consent of Customer, Supplier will not incorporate any Software (whether in source code or object code format) into the Work Product or Customer Software that is known as open source code in the software industry or that requires, as a condition of use, modification, and/or distribution of such software, that such software or other software incorporated into such software, derived from or distributed with such software be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works, or (iii) re-distributed at no charge.
          (g) No Litigation. There is no action, suit, or proceeding to which Supplier is a party pending or, to Supplier’s knowledge, threatened, that questions the validity of the Agreement or Supplier’s right to enter into this Agreement or any Statement of Work or to consummate any of the transactions contemplated by them.
     6.3. Pass-Through Warranties
          In the event Supplier purchases or procures any Third Party products or services for Customer in connection with the provision of the Services, Supplier shall exercise commercially reasonable efforts to pass through or assign to Customer the rights Supplier obtains from the manufacturers and/or vendors of such products and services (including warranty and indemnification rights) and shall advise Customer if it is unable to pass through or assign such rights.
     6.4. Disclaimer
          EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY STATEMENT OF WORK, THE PARTIES MAKE NO REPRESENTATIONS, WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE, SOFTWARE, HARDWARE, DELIVERABLES, WORK PRODUCT OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT. Neither Party shall be responsible

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for the loss, corruption, damage or mis-transmission of data during the transmission of such data by a third party public telecommunications provider expressly permitted under this Agreement, unless and to the extent such loss, corruption, damage or mis-transmission is attributable to errors or omissions on the part of such Party or such Party’s failure to perform its obligations under this Agreement.
7. TRANSITION
     7.1. Agreement on Transition Plan
          Attached as Schedule E to each Statement of Work is the implementation plan agreed upon by Customer and Supplier describing (i) the Transition Services necessary to completely migrate the Services to, or implement the Services by, Supplier; (ii) an allocation of Responsibilities between the Parties for the performance of such Transition Services; (iii) the transition of the administration, management, operation under and financial responsibility for any agreed-upon Third Party Agreements from the Customer to Supplier; (iv) the transition to Supplier of the performance of and responsibility for the other functions, responsibilities and tasks currently performed by Customer (or by a Third Party on behalf of Customer) which comprise the Services; (v) any Service Levels applicable to the Transition Services; and (vi) such other information and planning as are necessary to ensure that the Transition takes place on schedule and without disruption to Customer’s business operations (each, a “Transition Plan”). Supplier shall plan, prepare for and conduct the Transition in accordance with the written Transition Plan, which constitutes part of the Agreement.
     7.2. Critical Transition Milestones
          Each Transition Plan shall include those milestones that are critical to the success of the Transition (the “Critical Transition Milestones”). For each Critical Transition Milestone, the Transition Plan shall set forth: (a) the transition activities that must be completed by Supplier in order for the Critical Transition Milestone to be deemed to have been achieved (the “Critical Transition Activities”); (2) the applicable acceptance criteria; and (3) the date by which the Critical Transition Milestone must be achieved. A Critical Transition Milestone will be deemed to have been achieved at such time as each Critical Transition Activity included within the Critical Transition Milestone has satisfied all applicable acceptance criteria.
     7.3. Conduct of the Transition
          Except as specified in the Transition Plan, Supplier will be responsible for the execution, completion and overall management of all Transition Plans in accordance with the applicable Service Levels applicable to the Transition Plans and with minimal disruption to Customer’s business operations. The Customer Account Manager and the Supplier Account Manager shall meet as required (but in any case, no less than once per week) to ensure the appropriate execution and completion of the Transition Plans.
     7.4. Customer Responsibility
          Customer will reasonably cooperate with Supplier in implementing all Transition Plans by providing the personnel (or portions of the time of the personnel) expressly set forth in

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the Transition Plan and performing or causing to be performed the Responsibilities expressly assigned to Customer and Third Parties under its control in the Transition Plan.
     7.5. Transition Charges
          Each Party will be responsible for its costs associated with the Transition, except as otherwise stated in the Agreement. The Charges for the Transition will be itemized and included in the “Charges” Schedule.
     7.6. Transitioned Personnel
          (a) United States Personnel. Exhibit 17 identifies the Customer employees at the Customer Locations in the United States to whom Supplier has offered or will offer employment as of a date specified therein. Such offers shall be in accordance with Supplier’s standard employment policies and the provisions set forth in Exhibit 17.
          (b) United Kingdom Personnel. Exhibit 18 (“Local Transfer Agreement”) identifies the Customer employees at the Customer Locations in the United Kingdom to whom Supplier has offered or will offer employment as of a date specified therein. Such offers shall be in accordance with Supplier’s standard employment policies and the provisions set forth in the Local Transfer Agreement. The Parties shall cause their respective Affiliates identified therein to (i) execute the Local Transfer Agreement contemporaneous with the Parties’ execution of the applicable Statement(s) of Work and (ii) comply with their obligations thereunder. Notwithstanding anything to the contrary in Section 1.2(d), in the event of any conflict or inconsistency between the terms of the Local Transfer Agreement and the terms of this Agreement, the terms of the Local Transfer Agreement shall control.
     7.7. Transitions Relating to Divested Customer Affiliates
          The Parties will agree, through the Operational Management Committee, upon a transition plan for each divested Affiliate, operation or entity to continue to receive the Services for the period specified in Section 3.1(e). Each transition plan shall address the items described in Section 7.1 and such other matters as the Parties determine.
8. SERVICES STAFFING/MANAGEMENT/ADMINISTRATION
     8.1. Account Governance
          Customer’s account will be governed in accordance with the “Account Governance” Exhibit attached hereto as Exhibit 6 (the “Account Governance Exhibit”). The Services shall include all Supplier obligations set forth in the Account Governance Exhibit, and all other project management, governance and related management activities described herein and in the Statements of Work or Schedules thereto, and are included in the Charges.
     8.2. Project Managers
          Each Party shall designate an individual to serve as its “Project Manager” under each Statement of Work. Supplier’s Project Manager will be deemed a Supplier “Key

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Personnel”. Each Project Manager (i) has overall responsibility for managing and coordinating the performance under the applicable Statement of Work of the Party that appointed such Project Manager; and (ii) is authorized to act for and on behalf of such Party with respect to all matters relating to the applicable Statement of Work. Supplier shall obtain the Customer’s prior written consent to the selection of the Supplier Project Manager (and any replacement Supplier Project Manager permitted in accordance with the terms of this Agreement). The Project Managers shall meet on a regular basis during the Term (but in no event less frequently than monthly), as and when mutually agreed by the Parties, to discuss, among other things, any issues concerning the applicable Services and any disputes that have been brought to their attention. In addition, the Project Managers shall also participate in meetings with other service providers providing services to the Customer.
     8.3. Supplier Account Manager
          During the Term, Supplier will designate a senior-level individual who will be primarily dedicated to Customer’s account (the “Supplier Account Manager”). The Supplier Account Manager will be deemed a Supplier “Key Personnel”. The Supplier Account Manager (i) must be approved by Customer, (ii) will be the primary contact for Customer in dealing with Supplier under this Agreement, (iii) will have overall responsibility for managing and coordinating the delivery of the Services, (iv) will meet regularly with the Customer Account Manager, (v) will have the power and authority to make decisions with respect to actions to be taken by Supplier in the ordinary course of day-to-day management of Customer’s account in accordance with the Agreement, and (vi) will serve as an escalated point of contact for Service delivery issues in accordance with the Dispute Resolution Procedures. Supplier shall use commercially reasonable efforts to maintain the initial Supplier Account Manager at Customer for the minimum term of eighteen (18) months following the Initial Commencement Date, and each of the subsequent Supplier Account Managers for a minimum term of eighteen (18) months, unless such Supplier Account Manager (i) voluntarily resigns from Supplier, (ii) is dismissed by Supplier for (A) misconduct or other demonstrable good cause, or (B) unsatisfactory performance in respect of his or her duties and responsibilities to Customer or Supplier, (iii) is unable to work due to his or her death, injury or disability, or (iv) is removed from the Customer assignment at the request of Customer. Whenever possible, Supplier shall give Customer at least ninety (90) days advance notice of a change of the Supplier Account Manager or, if such ninety (90) days notice is not possible, the longest notice otherwise possible.
     8.4. Customer Account Manager
          During the Term, Customer will designate a senior level individual (i) who will serve as Customer’s primary contact for Supplier in dealing with Customer under this Agreement, (ii) who will have the responsibility, power and authority to make decisions with respect to actions to be taken by Customer in the ordinary course of day-to-day management of this Agreement, (iii) who will serve as an escalated point of contact for any Service delivery issues in accordance with the Dispute Resolution Procedures and (iv) will meet regularly with the Supplier Account Manager (the “Customer Account Manager”). The Customer Account Manager may designate in writing a reasonable number of additional Customer employees to be points of contact for Customer with respect to particular subject matters relating to this

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Agreement. Customer may from time to time replace the individual serving as the Customer Account Manager by providing notice to Supplier.
     8.5. Account Manager Meetings
          During the Term, the Customer Account Manager and Supplier Account Manager shall meet periodically (but in no event less frequently than monthly), as specified in the Account Governance Exhibit, at such times and locations as reasonably requested by Customer, to review their respective performance under the Agreement. For each such meeting, the Customer Account Manager and Supplier Account Manager shall agree to and publish an agenda sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting. The meetings shall address, at a minimum: Service Level performance and exceptions, issues for escalation, delinquent actions of either Party, project status, forecast of volumes, upcoming audits and compliance reviews.
     8.6. No Assignment to Competitors
          Supplier will not reassign the Supplier Account Manager or any Supplier Project Manager to the account of any Customer Competitor during the time that they serve in this capacity and for ** after such persons have ceased to serve in this capacity.
     8.7. Governance
          (a) Steering Committee. The Parties shall form and participate in a Steering Committee in accordance with the provisions of this Section 8.7 for the following purposes: (i) to provide leadership and direction for the relationship during the period that Supplier is obligated to perform and deliver the Services; (ii) to monitor the performance of the Parties under the Agreement against the purposes and objectives for the Agreement; (iii) assist in prioritizing Supplier’s activities; (iv) to assist the Parties in resolving Disputes; (v) such purposes set forth in the Account Governance Exhibit; and (vi) to report to Customer and Supplier regarding each of the foregoing areas. The Steering Committee shall meet on a regular basis during the Term (but in no event less frequently than quarterly), as and when mutually agreed by the Parties.
          (b) Steering Committee Membership. The Steering Committee will consist of each Party’s Account Manager and at least two (2) other representatives of each Party (but not more than six (6) as determined by Customer from time to time) as provided in the Account Governance Exhibit. The chairperson of the Steering Committee will be designated by Customer. The operating procedures for the Steering Committee are set forth in the Account Governance Exhibit and may be modified by the Parties from time to time during the Term upon mutual agreement.
          (c) Operational Management Committee. The Parties shall form and participate in an Operational Management Committee in accordance with the provisions of this Section 8.7 for the following purposes: (i) to define and forecast the resources required to be allocated by Supplier to perform and deliver the Services in support of Customer and Customer to use and support the Services; (ii) to evaluate the performance of the Services and recommend modifications to, and evolution of, the Services (including the Service Levels and Service Level

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Credits) and to determine the effect that any modifications of the Services may have on the Charges; (iii) to review the pricing and performance of the Services and pricing of replacement services and New Services; (iv) to assist the Parties in resolving Disputes; (v) such purposes set forth in the Account Governance Exhibit; and (vi) to report to Customer and Supplier regarding each of the foregoing areas. The Operational Management Committee shall meet on a regular basis during the Term (but in no event less frequently than monthly), as and when mutually agreed by the Parties.
          (d) Operational Management Committee Membership. The Operational Management Committee will consist of each Party’s Account Manager, each Party’s Project Managers, representatives from Customer’s program management office and representatives from Supplier’s account team, as determined by the Steering Committee and further set forth in the Account Governance Exhibit. The chairperson of the Operational Management Committee will be designated by Customer. The operating procedures for the Operational Management Committee are set forth in the Account Governance Exhibit and may be modified by the Parties from time to time during the Term upon mutual agreement.
9. RELATIONSHIP PROTOCOLS
     9.1. Evolving Nature of Relationship
          (a) Updates. The Exhibits to the Agreement and the Schedules to each Statement of Work will be updated by the Parties as necessary or appropriate from time to time during the Term to accurately reflect the evolution of the Services and components and elements of the Services as described therein.
          (b) Corrections. While the Parties will endeavor to update, modify and amend the Agreement, including the Exhibits, Statements of Work and the Schedules thereto, as necessary or appropriate from time to time to reflect the changing nature of the Services and the requirements of Customer and the Customer Business, the Parties acknowledge that such activities may not always be documented with specificity. Therefore, the Parties agree to deal with each other in a good faith, prompt, diligent and commercially reasonable manner to resolve all issues presented and any Disputes that may arise to give effect to the purposes and objectives of the Agreement. All such updates, modification and amendments shall be made in accordance with the Agreement.
     9.2. Exclusivity and Alternate Suppliers
          (a) General. During the Term, Customer shall have the right to retain Third Party vendors to perform any service, function, responsibility, activity or task that is within the scope of the Services or would constitute a New Service (“Re-source”), or to perform any such services, functions, responsibilities, activities or tasks (whether all or a part of the Services or the New Services) internally (“In-source”), in each case subject to the following conditions:
(i)	Customer shall not Re-source or In-source the application maintenance Services then being performed by Supplier under the ADM Statement of Work, nor the Services then being performed

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by Supplier under the IT Infrastructure, Media Support or F&A Statements of Work; and

(ii)	Notwithstanding Section 9.2(a)(i), Customer may Re-source or In-source applications development Services and Services that would constitute New Services. So long as Supplier is not in breach of the applicable Statement of Work and the Services Supplier provides thereunder are not, in the reasonable determination of Customer, deficient, Customer shall (A) allow Supplier to submit a proposal for such New Services, (B) consider the proposal in good faith and (C) allow Supplier a reasonable opportunity to address any concerns or other issues Customer may have with respect to the proposal.
          (b) Supplier Cooperation. Supplier shall reasonably cooperate with any such Third Party vendors and Customer as requested from time to time. Such cooperation shall include (i) providing reasonable physical and electronic access to any facilities used by Supplier to provide the Services and the relevant data and records in the possession of Supplier regarding the Customer Business and/or the Services; (ii) use of any dedicated hardware used by Supplier to perform the Services; (iii) use of any dedicated Supplier Software (other than any Supplier-Licensed Software where the underlying license agreement does not authorize such access and consent permitting such access and use has not been obtained after Supplier’s exercise of reasonable efforts to obtain such consent); (iv) providing access to, use of and such written requirements, standards, policies and other information regarding the operating environment, system constraints, and other operating parameters as is reasonably necessary for the work product of the Third Party vendor of Customer to be compatible with the Services or New Services; (v) working with Customer to specify the respective responsibilities of Supplier and each Third Party vendor in order to enable the proper and complete implementation and performance of all services to Customer in accordance with any applicable service levels and other requirements; (vi) participating in service review meetings with the Third Party vendors, as requested by Customer from time to time, and reporting on a regular basis to the Steering Committee with respect to the results of the foregoing meetings; and (vii) such other reasonable cooperation as may be requested by Customer.
          (c) Obligations of Alternate Suppliers. Supplier’s obligations hereunder shall be subject to the Third Party vendors’ compliance with reasonable facilities, data and physical security and other applicable standards and procedures, execution of appropriate and reasonable confidentiality agreements, and reasonable scheduling of computer time and access to other resources to be furnished by Supplier pursuant to the Agreement. Access to Supplier facilities, hardware, software and other resources shall be limited to the extent necessary and appropriate for Customer or Third Party vendor personnel to perform the work assigned to them. Customer shall cause such personnel to (i) avoid adversely affecting Supplier’s ability to perform its obligations under this Agreement, and (ii) cooperate and work in good faith with Supplier.

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     9.3. Personnel Resources
          (a) Key and Critical Supplier Positions.
(i)	The Parties may designate in Schedule B to each Statement of Work (a) a certain number of Supplier employees serving in management positions critical to the management of the Customer account, and (b) a certain number of Supplier employees serving in operational positions whose knowledge of the elements of the Customer account are critical to the everyday operations of the Customer business (collectively, “Key Supplier Positions”), as “Key Personnel.” The Key Personnel will be highly qualified and capable of fulfilling the responsibilities of their positions, and Supplier will cause each of them to be primarily dedicated to the provision of the Services. The Parties may, from time to time in accordance with the Change Control Procedures, agree to change the positions designated as Key Supplier Positions. Supplier will use commercially reasonable efforts to retain individuals in Key Supplier Positions for at least twelve (12) months, and other than for cause, may not remove a person from his or her position in a Key Supplier Position without Customer’s prior written Consent. Supplier will not assign the Key Personnel to work on accounts of Customer Competitors while such employees are Key Personnel and for twelve (12) months thereafter. As used in this Section 9.3, “cause” shall mean voluntary resignation, involuntary termination for poor performance, or as necessary for Supplier to comply with this Agreement, or other demonstrable good cause, illness, disability, or death.

(ii)	Before assigning an individual to a Key Supplier Position, Supplier will (a) notify Customer of the proposed assignment, (b) introduce the individual to appropriate Customer Account Manager (and provide such representatives with the opportunity to interview the individual), and (c) provide Customer with a résumé and other information about the individual requested by Customer. If Customer objects in good faith for any reason that is not unlawful to the proposed assignment, Supplier will not assign the individual to the Key Supplier Position and will promptly propose to Customer another highly qualified individual to serve in such Key Supplier Position. Except for cause or with Customer’s Consent, Key Personnel may not be transferred or re-assigned until a suitable replacement has been approved by Customer. Any replacement of Key Personnel must be conducted in accordance with a mutually agreed upon transition plan in accordance with Section 9.3(c) (Supplier Personnel Transition Plan). If any Key Personnel leaves his or her employment with Supplier for cause, Supplier may temporarily replace such person with a qualified

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person without Customer’s approval until a permanent replacement has been identified and approved by Customer. Customer’s approval of replacements for Key Personnel will not be unreasonably withheld or delayed so long as a transition plan has been agreed upon by the Parties pursuant to Section 9.3(c) (Supplier Personnel Transition Plan).

(iii)	The personnel approved as of the Effective Date to fill the Key Supplier Positions are listed in Schedule B to, or as the Supplier Project Managers for, the applicable Statement of Work. As part of the Transition Plan for each Statement of Work, the Parties will agree upon time periods for filling vacant Key Supplier Positions.
          (b) Turnover Rate. Supplier will annually measure and report to Customer the turnover rate of dedicated Supplier employees and subcontractors working on Customer’s account (i.e., providing Services on a full time or substantially full time basis). Supplier will use commercially reasonable efforts to maintain a turnover rate for such Supplier employees and subcontractors of less than twenty-five percent (25%) per Contract Year.
          (c) Supplier Personnel Transition Plan.
(i)	Supplier will notify Customer promptly upon determining that any Key Personnel will no longer be serving in a Key Supplier Position. Where practicable, notice will be delivered to Customer at least thirty (30) days prior to the date on which such Person will cease to serve in such role.

(ii)	In addition to providing notice to Customer pursuant to Subsection 9.3(c)(i) above, Supplier will cause Key Personnel not to be removed or re-assigned from their positions and to continue to provide Services until the Parties reach mutual agreement regarding a transition plan, unless (a) otherwise requested by Customer or (b) the continued performance of any such Person in such role is impossible due to cause including illness, disability, death or termination of employment. The Parties will promptly begin to negotiate in good faith the terms of the transition plan for the departing personnel immediately following Supplier’s delivery of notice pursuant to Subsection 9.3(c)(i) above. Each transition plan will be developed by the Parties on a case-by-case basis for any departing personnel and will be mutually agreed upon in writing by the Parties. All transition plans will include at least the following: (a) technical requirements (if not already defined), (b) a timetable for integration of the replacement personnel into the Key Supplier Position, and (c) replacement methodology designed to minimize the loss of knowledge as a result of losing the Key Personnel.

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(iii)	Supplier will assume all costs and expenses associated with the (a) departure or re-assignment of all Key Personnel and (b) development and implementation of the transition plan, including costs and expenses associated with “knowledge transfer,” integration and training of replacement personnel.
          (d) Customer Requested Replacement of Supplier Personnel. If Customer determines in good faith and for reasons that are not unlawful, that the continued assignment to the Customer account of any Supplier personnel is not in the best interests of Customer, then the Customer Account Manager may request by notice that Supplier replace any such natural Person with another qualified individual. After receipt of such notice, Supplier will immediately remove such Person from the Customer account and replace such Person with Supplier personnel possessing qualifications and skills appropriate to the position.
          (e) Background Investigations. All personnel of Supplier and (unless Customer otherwise consents) its subcontractors who will perform any of the Services, or any part thereof or related thereto, or will have access to any of Customer’s Company Information will have been subjected to a background check. Supplier shall not assign any personnel to Customer’s account or otherwise permit any of its personnel to have access to Customer’s Company Information who have been found to have engaged in criminal acts in violation of Supplier’s policies and procedures including such criminal acts that involve fraud, dishonesty, or breach of trust, or constitute a felony under applicable law. Supplier’s existing policy and procedures (including the scope of Supplier’s background checks and the criminal acts for which employment candidates are disqualified from consideration for employment) are described in Exhibit 13.
          (f) Independent Contractor: Employees. Neither Supplier nor Supplier’s employees are or shall be deemed to be employees of Customer. Supplier shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) associated with the employment of Supplier’s employees. Supplier shall also be solely responsible for obtaining and maintaining all requisite work permits, visas, and any other documentation for its and its Supplier Representatives’ personnel.
     9.4. Use of Subcontractors
          (a) Financial Limitations on Subcontracting. Supplier may not, without Customer’s written Consent, subcontract Services (whether to a pre-approved Supplier subcontractor or otherwise) that generate more than ** percent of the Charges (excluding Pass Through Charges) under any Statement of Work; provided, however that Supplier may enter into a subcontract that exceeds such twenty percent (20%) limitation if necessary to (A) reduce the impact of a Force Majeure Event or a disaster or (B) avoid an emergency situation, except that in such case Supplier will mitigate the use of subcontractors in excess of such percentage. Consistent with the foregoing, Supplier may subcontract routine services and other services customarily purchased from third parties, including facilities maintenance, hardware and software maintenance, security, storage and other ancillary services.

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          (b) Other Limitations on Subcontracting. In addition to the restrictions set forth in paragraph (a) above, Supplier may not, without the written Consent of Customer, (i) subcontract any of the Critical Functions to a Third Party, or (ii) subcontract any of the Services to a Customer Competitor.
          (c) Supplier Retains Responsibility.
(i)	Supplier is responsible for the performance of all Supplier subcontractors, and Supplier will continually monitor and manage such Supplier subcontractors. Supplier will remain responsible for all obligations under this Agreement performed by any Supplier subcontractors to the same extent as if such obligations were performed by Supplier’s employees, and the applicable Service Level Agreement will apply to all Services subcontracted by Supplier. Supplier will remain Customer’s sole point of contact regarding the Services.

(ii)	Even if an inadequacy in a Supplier subcontractor’s performance does not amount to a breach of this Agreement, if Customer is reasonably dissatisfied with the performance of any Supplier subcontractor, Customer will promptly provide Supplier notice and Supplier and Customer will discuss and implement, as soon as possible thereafter, a means for Supplier to resolve the issue to Customer’s satisfaction. If Supplier does not resolve the issue within a reasonable amount of time (as specified by Customer), Supplier will, as soon as reasonably practicable, replace such Supplier subcontractor with a Person that meets Customer’s standards, or perform the activities itself.

(iii)	Supplier will be responsible for the payment of all Supplier subcontractors hired by Supplier for services performed after the Effective Date.

(iv)	Supplier will provide in its agreements with Supplier subcontractors such written provisions as are sufficient to enable Supplier to comply with the provisions of this Agreement. Such provisions will include the subcontractor’s obligation to keep confidential the Company Information of Customer and to assign any Intellectual Property Rights to the extent that such rights are to be assigned to or owned by Customer pursuant to the terms of this Agreement. In addition, each subcontract hereunder shall, unless Customer otherwise Consents, contain provisions specifying that: (1) the Supplier subcontractor specifically agrees that Supplier shall have the right to assign such subcontract to Customer; (2) the Supplier subcontractor, in the case of a subcontract pursuant to which Supplier is the licensee of Supplier-Licensed Software, consents to Supplier’s: (x) assumption pursuant to 11 U.S.C.

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Section 365(a), and (y) assignment pursuant to 11 U.S.C. Section 365(f), of such license in the event of Supplier’s bankruptcy, notwithstanding the provisions of 11 U.S.C. Section 365(c)(1); and (3) except as otherwise provided herein, nothing contained in such subcontract, or under this Agreement, shall create any contractual relation between the Supplier subcontractor and Customer prior to the assignment contemplated by Subsection (1) above.
          (d) Designation of Subcontractors. Prior to each Commencement Date, the Parties will develop and prepare and/or augment a list of subcontractors to which Customer Consents and that the Parties agree may be engaged by Supplier to perform and deliver the part or portion of the Services indicated on such list. With respect to subcontractors which are not so listed but that require Customer’s Consent in accordance with Section 9.4(a) or 9.4(b) above, Supplier shall notify Customer in writing, at least thirty (30) Business Days prior to the proposed date of commencement of such subcontractors’ activity with respect to Customer or the Services, of a request to delegate or subcontract any part of the Services that requires Customer’s Consent in accordance with Section 9.4(a) or 9.4(b) above. Upon Customer’s request, Supplier shall promptly provide to Customer information regarding such proposed new or replacement subcontractors in order to permit Customer to determine whether to grant its Consent to such delegation or subcontract, or change of delegation or subcontract. Such information shall include the scope of the Services to be delegated, the experience, financial status and resources of the proposed subcontractors, and Supplier’s selection criteria for the proposed subcontractor and conclusions regarding its selections. In addition, Supplier shall not disclose any Company Information of Customer to any subcontractor unless and until such subcontractor has agreed in writing to protect and treat the confidentiality of such Company Information in a manner equivalent to that required of Supplier by Section 11.
          (e) Cooperation with Customer. Each subcontractor engaged by Supplier to perform a portion of the Services will make, execute and deliver to Customer such disclosures and agreements as Customer may from time to time reasonably request in order to comport with the requirements of applicable laws, regulations, rules and Third Party Agreements.
          (f) Replacement. In the event that any Supplier subcontractor shall commit a material breach of the provisions of Section 11 of the Agreement, Supplier shall promptly remove such subcontractor from providing any Services under the Agreement upon request by Customer. In addition, Supplier (i) shall notify Customer immediately in the event it becomes aware (x) there is a Change of Control of any Supplier subcontractor, or (y) any Supplier subcontractor enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or any similar laws of the United States or any state of the United States; and (ii) shall promptly remove such subcontractor from providing any Services under the Agreement upon request by Customer.
     9.5. Contract Management
          (a) Third Party Agreements. The “Third Party Agreements” Schedule to a Statement of Work shall set forth the Third Party Agreements to be used by Supplier in support

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of the Services covered by the Statement of Work. The “Third Party Agreements” Schedule or “Supplier Software” Schedule may also include a list of Third Party Software or services that Supplier will obtain on Customer’s behalf or to provide the Services pursuant to one or more new or existing agreements between Supplier and a Third Party for such product or service (“Supplier Third Party Agreements”). Supplier Third Party Agreements may be used exclusively on behalf of Customer or may be used by Supplier to provide services to other Supplier customers. Except to the extent otherwise provided in the “Third Party Agreements” Schedule to a Statement of Work or the Parties’ written agreement to the contrary, Supplier will use commercially reasonable efforts to obtain in each such applicable Supplier Third Party Agreement obtained on Customer’s behalf or used exclusively to provide the Services provisions enabling Supplier to meet its obligations set forth in Section 12.5 and Section 9.4(c)(iv).
          (b) Managed Agreements. The “Third Party Agreements” Schedule to a Statement of Work may designate certain Third Party Agreements as Managed Agreements. Supplier will be responsible for managing, administering and maintaining the Managed Agreements and for performing such further responsibilities set forth in this Agreement or a Statement of Work related to the Managed Agreements. Customer shall provide Supplier with a copy of each Managed Agreement and any amendments, notices and relevant documentation or information necessary for Supplier to perform its responsibilities. Supplier shall provide Customer with as much advance notice as is reasonably possible of any renewal, termination or cancellation notices or dates. Any renewal, termination, amendment or cancellation of any Managed Agreements shall be in accordance with paragraph (i) below. Any fees or charges or other liability or obligation imposed upon Customer in connection with any such renewal, termination, cancellation or amendment to any Managed Agreement without Customer’s written Consent, shall be paid or discharged, as applicable, by Supplier. Supplier’s management responsibilities with respect to each Managed Agreement includes, but are not limited to, managing the Third Party Provider’s compliance with the Managed Agreement and applicable service levels, managing Customer’s compliance with the Managed Agreement and performing all associated problem management and problem resolution activities with respect to such Third Party Providers.
(i)	Replacement of Managed Agreements. Upon Supplier’s provision of any notice required pursuant to paragraph (b) above, or otherwise upon any expiration or earlier termination of each Managed Agreement, Customer and Supplier will make commercially reasonable efforts to agree whether:
(1)	any services previously delivered under such Managed Agreement are to be replaced with Services to be performed by Supplier;

(2)	such Managed Agreement is to be renewed or replaced with a new contract between Customer and the applicable Third Party Provider (which renewed or replaced contract shall continue to be a Managed Agreement for the purposes of this Agreement); or

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(3)	such Managed Agreement is to be renewed or replaced with a Replacement Agreement, in which case the provisions of Section 9.5(d) shall apply.
(ii)	Financial Responsibility for Managed Agreements. For each Managed Agreement, in addition to any Supplier Responsibilities for such Managed Agreements set forth in the Statements of Work, Supplier shall receive and review all Managed Agreement invoices submitted by Third Party Providers and shall forward them to Customer for payment. Customer shall pay all such invoices in accordance with the applicable Managed Agreement. Supplier shall notify Customer of any identified errors in any such Managed Agreement invoices within a reasonable period of time (to the extent practicable, not less than ten (10) Business Days) prior to the due date or, if a discount for payment is offered, (to the extent practicable) the date on which such Managed Agreement invoice must be paid in order to receive a discount, and shall use commercially reasonable efforts to resolve such invoice discrepancies with the Third Party Provider. Customer shall reasonably and timely assist Supplier in Supplier’s review of Managed Agreement invoices and Supplier’s attempts to secure a refund or credit of any inaccurate payment.

(iii)	Use of Managed Agreements. Supplier and its applicable subcontractors will use the Managed Agreements (1) solely for purposes of the Agreement, (2) solely during the Term and (3) in compliance with any applicable use restrictions that are contained in the Managed Agreements. Supplier shall be responsible for all costs, penalties or other charges incurred by Customer as a result of any breach or non-compliance by Supplier of any Managed Agreement from and after Supplier takes over management responsibility. Upon the expiration or termination of the applicable Statement of Work, Customer or its designee shall assume managerial and administrative responsibility for all Managed Agreements.

(iv)	Customer Responsibilities and Conditions to Supplier’s Obligations. Notwithstanding anything to the contrary, Customer will retain financial and legal responsibility for all Managed Agreements including responsibility for Required Consents and any breaches not caused by Supplier, its subcontractors or Affiliates. Nothing contained in such Managed Agreement, or under this Agreement, shall create any contractual relationship between the Third Party Provider and Supplier or any of its subcontractors or Affiliates. Supplier shall not be responsible for any breach of a Third Party Agreement or failure to perform its responsibilities under this Section 9.5(b) to the extent (i) the breach

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was the result of Customer’s failure to obtain the Required Consents for which it is responsible under Section 9.6, (ii) Customer failed to provide notice of such duties and obligations as provided in this Section 9.5, or (iii) Supplier’s performance of such duties and obligations is consistent in all material respects with Customer’s performance in the twelve (12) months prior to the date Supplier assumed responsibility.
          (c) Performance under Agreements. Supplier shall promptly notify Customer of any breach of any Managed Agreement that is material to Customer’s receipt of the Services and of which Supplier becomes aware, and shall reasonably cooperate with Customer to prevent or stay any such material breach. Supplier shall comply with all confidentiality and security requirements imposed on Customer pursuant to any Managed Agreement.
          (d) Replacement Agreements. Except where otherwise expressly provided in the “Third Party Agreements” Schedule to a Statement of Work or where the Parties may otherwise mutually agree, Supplier agrees that all contracts entered into by Supplier after the Effective Date with a Third Party Provider that replace an expired, cancelled or terminated Managed Agreement (“Replacement Agreements”) will be subject to Customer’s prior review and written consent. Except as otherwise agreed, neither the quality nor performance of the Services or Service Level Agreement shall be diminished nor the Charges payable by Customer increased as a result of Supplier’s replacement of an expired, cancelled or terminated Managed Agreement. Supplier will use commercially reasonable efforts to obtain in each such Replacement Agreement provisions enabling Supplier to meet its obligations set forth in Section 12.5, including but not limited to provisions specifying:
(i)	that the Third Party Provider specifically agrees that Supplier has the right to assign such agreement (or the applicable parts of such agreement) to Customer or its designee and that such assignment shall occur upon Customer’s written request;

(ii)	in the case of a Replacement Agreement pursuant to which Supplier is the licensee of Supplier-Licensed Software, that, notwithstanding the provisions of 11 U.S.C. Section 365(c)(1), Third Party Provider consents to Supplier’s: (x) assumption pursuant to 11 U.S.C. Section 365(a), and (y) assignment pursuant to 11 U.S.C. Section 365(f), of such license in the event of Supplier’s bankruptcy;

(iii)	nothing contained in such Replacement Agreement shall impair the rights of Customer; and

(iv)	except as otherwise provided herein, nothing contained in such Replacement Agreement, or under this Agreement, shall create any contractual relation between the Third Party Provider and Customer or any of its Affiliates prior to an assignment pursuant to paragraph (i) above.

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     9.6. Required Consents
          (a) Appointment of Supplier. Subject to Section 9.6(b), Customer hereby designates Supplier as its agent, and Supplier accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting, and operating under all Third Party Agreements as and to the extent required for Supplier to perform is obligations under this Agreement. Customer does not appoint Supplier as its agent for the purposes of entering into oral or written agreements with any Person for or in the name of the Customer or its Affiliates, without the prior express written Consent of Customer in each instance. Upon Customer’s request, Supplier will provide to Customer all information and documentation Customer may reasonably request related to Supplier’s activities as Customer’s agent with regard to such Third Party Agreements. Customer may terminate or provide additional restrictions on Supplier’s agency appointment with respect to any Third Party Agreement upon reasonable prior notice in Customer’s discretion.
          (b) Required Consents. With the reasonable cooperation of Customer, Supplier, at its own cost, shall obtain, maintain and comply with all of the Required Consents required to grant Customer and its Affiliates, to the extent necessary to exercise their rights or perform their obligations under this Agreement, the right to use and/or access Supplier Assets, Supplier Third Party Agreements and Supplier facilities required for the receipt and use of the Services as contemplated in the Statements of Work. Supplier will pay any fees, such as transfer fees, required to obtain any such Required Consents. Customer, at its own cost, shall obtain, maintain and comply with all of the Required Consents required to (i) transfer responsibility for any Customer Third Party Agreement to Supplier pursuant to Section 9.5; and (ii) grant Supplier and its Affiliates the right to use and/or access any Customer Assets, Customer Third Party Agreements and Customer facilities required for the provision of the Services as contemplated in the Statements of Work. Customer will pay any fees, such as transfer fees, required to obtain any such Required Consents. Supplier will reasonably cooperate with Customer and will be administratively responsible for obtaining any Required Consents identified by Customer as its responsibility under this Section 9.6(b).
          (c) Alternative Arrangements. If any Required Consent is not obtained with respect to any lease governing leased Equipment, any license or other agreement governing Third Party Software or any Third Party Agreement, then, unless and until such Required Consent is obtained, the Parties will cooperate with each other in achieving a reasonable alternative arrangement to continue processing Customer’s work which does not interfere with or degrade service to Customer or result in any additional cost or expense to either Party. If such alternative arrangements are required for a period longer than ninety (90) days following the applicable Statement of Work Commencement Date, the Parties will equitably adjust the terms and Charges specified in this Agreement to reflect any additional costs being incurred by either Party and any Services not being received by Customer. If and when requested by Customer, Supplier will provide Customer with evidence of Required Consents obtained by Supplier. If and when requested by Supplier, Customer will provide Supplier with evidence of Required Consents obtained by Customer.

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     9.7. Reserved
     9.8. Change Control Procedures
          The procedures (the “Change Control Procedures”) that will govern (i) the process by which a Party may propose or request operational Changes, (ii) the process to be followed by the Parties in analyzing the effects of, and deciding whether to implement, any such Change, and (iii) the manner in which any agreed upon Changes are to be implemented, including Changes pursuant to Exhibit 11 and the applicable Procedures Manual. Among other things, the Change Control Procedures will provide that:
          (a) no Change will be implemented without Customer’s prior written approval, except as may be necessary on a temporary basis to maintain the continuity of the Services;
          (b) with respect to all Changes, other than those Changes made on a temporary basis to maintain the continuity of the Services, Supplier will prepare and deliver to the Customer Account Manager a written analysis (a “Change Analysis”) describing any changes in products, services, assignment of personnel and other resources that Supplier believes would be required, together with, as appropriate or applicable (A) an estimation of the increase or decrease, if any, in the Service Charges that would be required, (B) a description of how the Change would be implemented, (C) a description of the effect, if any, such Change would have on this Agreement, including on Service Levels, (D) an estimation of all resources required to implement such Change, including a description of the delivery risks and associated risk mitigation plans, and (E) such other information as may be relevant to the Change;
          (c) with respect to all Changes, other than those Changes made on a temporary basis to maintain the continuity of the Services, Supplier will (A) schedule Changes so as not to interrupt Customer’s business operations, (B) prepare and deliver to Customer each month a rolling schedule for ongoing and planned Changes for the next three (3) month period, and (C) monitor and report to Customer the status of Changes that are in-progress against the applicable schedule; and
          (d) with respect to any Change made on a temporary basis to maintain the continuity of the Services, Supplier will document and provide to Customer notification (which may be given orally, provided that any oral notice must be confirmed in writing to Customer within five (5) Business Days) of the Change no later than the next Business Day after the Change is made.
     9.9. Inspections and Audits
          (a) Supplier Records. Supplier shall maintain, at all times during the Term and at no additional charge to Customer, complete and accurate records and supporting documentation pertaining to: (i) all Charges and financial matters under this Agreement; (ii) all other transactions, reports, filings, returns, analyses, Work Product, data and/or information created, generated, collected, processed or stored by Supplier and/or Supplier’s subcontractors in the performance of the Services; and (iii) Supplier’s internal controls and Customer’s control over the activities of Supplier (collectively, “Supplier Records”), all in a manner sufficient and to

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the extent necessary to permit the audits in accordance with this Section 9.9. Supplier records do not include information, records and documentation of Supplier, its Affiliates or subcontractors relating solely to (A) their internal processes and operations that Supplier is not otherwise required to provide to Customer or otherwise maintain or operate under this Agreement, (B) other customers, (C) internal or Third Party costs or cost structure, (D) employee personal data, including salary, performance or other private data, and (E) internal audit reports prepared by their corporate internal audit groups (collectively, “Supplier Internal Records”).
          (b) Operational Audits. Supplier shall provide to Customer and to internal and external auditors, and other representatives that Customer may reasonably designate from time to time (“Customer Auditors”) access in accordance with Section 9.9(g) to perform operational audits and inspections of Supplier, its subcontractors (except to the extent Supplier is not able to obtain such rights and advises Customer of this fact prior to executing the relevant subcontract) and their respective facilities (“Operational Audits”), to: (i) verify the integrity of the Customer Data, and examine the systems that process, store, support and transmit that data, (ii) verify whether the Services comply with Customer Compliance Requirements and facilitate Customer’s compliance with Customer Compliance Requirements; (iii) examine the internal controls (e.g., financial and accounting controls, organizational controls, input/output controls, system modification controls, processing controls, system design controls, and logical and physical access controls) and conduct walkthroughs of in-scope business processes (as defined by the PCAOB); (iv) examine the security, disaster recovery and back-up practices and procedures; (v) examine Supplier’s development of Work Product and confirm that the Services are being provided in accordance with the Agreement, including the applicable Service Level Agreement and (vi) verify the integrity of Supplier’s Performance Reports (including raw data from which such Performance Reports are compiled); (vii) examine Supplier’s efficiency and its effective use of the technology it uses to provide the Services (to the extent such efficiency and use impact the Charges); and (viii) examine Supplier’s measurement, monitoring and management tools used in connection with the Services, all to the extent relevant to the Services and Supplier’s obligations under this Agreement.
          (c) Financial Audits. Supplier shall provide to Customer and Customer Auditors access in accordance with Section 9.9(g) to perform financial audits and inspections (“Financial Audits”) to (i) verify the accuracy and completeness of Supplier Records, and (ii) verify the accuracy and completeness of Supplier’s invoices and Charges. If an Audit reveals that errors have been made in connection with the Charges, then the Parties will work together to correct the error and any net overpayments revealed by the Audit will be promptly paid by Supplier or credited to Customer. In addition, if the Audit reveals a net overpayment that is greater than five percent (5%) of the total amount that was actually due for the period being audited, Supplier, subject to the opportunity to dispute the Audit findings in good faith, shall bear the cost of the Audit. If repeated Audits reveal that there are consistent errors in connection with Charges, this problem will be escalated in accordance with the Dispute Resolution Procedures.
          (d) Regulatory Audits.
(i)	Upon written request made by a Governmental Authority to Supplier or to Customer, or by Customer in response to a Governmental Authority request, Supplier will (i) promptly make

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available to the Governmental Authority or Customer Auditors Supplier Records and other information relating to Supplier’s and its subcontractors’ compliance with Section 3.2 and, if so requested, (ii) provide the requesting Governmental Authority or Customer Auditors access in accordance with Section 9.9(g) to examine Supplier’s or its subcontractors’ compliance with Section 3.2 and for purposes of facilitating Customer’s compliance with applicable Customer Compliance Requirements (“Regulatory Audits”).

(ii)	If the request is received by Supplier directly from a Governmental Authority, Supplier shall notify the Customer Account Manager in a timely manner. Supplier shall respond to any Regulatory Audit regarding Customer according to Customer’s direction, subject to Supplier’s obligations under Law. Supplier may provide information to Governmental Authorities only under the direction of the Customer Account Manager (or his or her designates and agents) or as otherwise required under applicable Law. Supplier shall provide such information in a timely manner either to Customer or, at Customer’s reasonable request, directly to the applicable Governmental Authority. As part of the Regulatory Audit process, Supplier may be required to answer questions from Governmental Authorities with respect to its processing of certain transactions for Customer. Customer shall send a representative to be present at all such discussions with such Governmental Authorities if and to the extent not prohibited by Law.
          (e) Supplier Audits and Reporting. As part of the Services, beginning in 2008, Supplier will provide Customer with a copy of the annual Type II Statement of Auditing Standards (“SAS”) 70 audit report from Supplier’s independent auditors for each Supplier Location from which the Services are provided that is generally made available to other Supplier customers (collectively, “Supplier Audits”). Supplier shall deliver the annual Supplier Audits to Customer within thirty (30) days after receipt of the final reports but no later than November 15 of each calendar year. In addition, Supplier shall provide Customer with a gap certification letter, in a form to be agreed upon by the Parties, with respect to any changes in the relevant controls for its financial and information technology systems related to the Services since the issuance of the Supplier Audit reports to the date relevant to Customer’s corresponding certification to the Securities and Exchange Commission and stating whether or not there has been a significant violation of, or deviation from, such controls and, if so, a description of such violation or deviation. To the extent Customer provides reasonable notice, Supplier shall cause its independent auditors to conduct a Customer-specific SAS 70 audit, Supplier shall do so at Customer’s expense (provided, Supplier notifies Customer of such expense, obtains Customer’s approval and uses commercially reasonable efforts to minimize such expense) and the audit shall be included within the definition of Supplier Audits. Customer shall be entitled to provide input and assist in defining the scope of the Customer-specific Supplier Audits, as they apply to the Services and Customer audit requirements.

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          (f) Audit Plan. During the initial Transition period, and thereafter at the beginning of each Contract Year, the Account Managers will determine the timing and schedule for Audits during that Contract Year and agree upon reasonable audit guidelines and scope in accordance with this Section (the “Annual Audit Plan”). The first Annual Audit Plan will include: (i) Operational and Financial Audits to be performed by or on behalf of Customer during the initial Contract Year; and (ii) the timing and scope of any Customer-specific Supplier Audits to be provided by Supplier to Customer as part of the Services. All other Supplier Audits shall be performed at such times as Supplier reasonably determines. All changes or additions to the Annual Audit Plan will be proposed on at least thirty (30) days’ notice except where shorter notice periods are required by a Governmental Authority. Notwithstanding the previous statement, Supplier acknowledges and agrees that a Governmental Authority may, under applicable Law, require an Audit without prior notice to Customer or Supplier. Consistent with the Annual Audit Plan, Customer Auditors shall have the reasonable access set forth in Section 9.9(g). Customer and Customer Auditors shall have no access to Supplier Internal Records. Customer Auditors shall observe such procedures as Supplier may reasonably require to protect the confidentiality and security of Supplier Confidential Information, and that of its other customers. Customer agrees that Customer Auditors shall perform planning, entry and exit interviews in accordance with the agreed audit guidelines.
          (g) General Principles Regarding Audits.
(i)	Access. Supplier shall provide Customer and Customer Auditors and requesting Governmental Authorities with reasonable access at reasonable times and after reasonable notice in accordance with the Annual Audit Plan (unless circumstances reasonably preclude such notice) to: (i) the parts of any Supplier Location at which Supplier is providing the Services; (ii) Assets used by Supplier to provide the Services; (iii) Supplier personnel providing the Services; (iv) Supplier subcontractors and agents who perform any portion of the Services (including to such entity’s personnel, facilities, records, systems, controls, processes and procedures); and (v) all Supplier Records. Customer Audits will be conducted in a manner that does not unreasonably disrupt, delay or interfere with Supplier’s performance of services for Customer or its other customers. Customer’s access to the Supplier Records shall include, but not be limited to, the right to inspect and photocopy same, and the right to retain copies of such Supplier Records outside of the Supplier Service Locations and/or other Supplier or Supplier subcontractor premises with appropriate safeguards, if such retention is reasonably deemed necessary by Customer.

(ii)	Cooperation. Supplier shall provide reasonable cooperation to Customer, Customer Auditors and Governmental Authorities, including the temporary installation and operation of audit software (provided that such installation and operation of audit software can be done without disrupting, delaying or interfering with Supplier’s performance of services for Customer or its other

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customers or adversely impacting other customers, and shall be subject to, Supplier’s testing, information system and security procedures).

(iii)	Copies of Audit Reports. Upon completion of any Operational Audit and/or Financial Audit (collectively, “Customer Audits”), Customer shall notify Supplier of any deficiencies or material weaknesses found as a result of the Customer Audit, and provide Supplier with copies of portions of Customer Audit reports reflecting or based upon information obtained from Supplier.

(iv)	Access to Subcontractors. Supplier shall exercise commercially reasonable efforts to require all Supplier subcontractors for which Customer’s consent is required under Section 9.4 to comply with the applicable provisions of this Section 9.9 by insertion of the requirements hereof in a written agreement between Supplier and each Supplier subcontractor. Supplier shall notify Customer in advance of executing any such subcontract that does not contain these requirements.

(v)	Survival. Supplier’s obligations under this Section 9.9 shall extend beyond the applicable Statement of Work Term through the end of the first full calendar year after the calendar year in which Supplier stopped performing the Services.

(vi)	Auditors. Customer shall not use Supplier Competitors or auditors on a contingent fee basis to perform audits under this Section unless otherwise approved by Supplier in its sole discretion. Prior to receiving access to Supplier Confidential Information or facilities, external auditors, inspectors, regulators or representatives designated by Customer (other than government auditors, inspectors, regulators or representatives) shall execute a Confidentiality Agreement in the form attached hereto as Exhibit 12.
          (h) Action Plan. As part of the Services, in the event any Audit reveals a deficiency or material weakness with respect to the controls for which Supplier is operationally responsible, Supplier shall provide Customer and Customer’s Customer Auditors with a plan of action to correct the deficiency or material weakness, which plan of action shall be subject to Customer’s written approval and shall, at a minimum, include: (i) details of actions to be taken by Supplier and/or its subcontractors to correct the deficiency or material weakness, and (ii) target dates for successful correction of the deficiency or material weakness (“Action Plan”). Supplier shall provide the Action Plan within ten (10) Business Days of Supplier’s identification or Customer’s notice of such deficiency or material weakness. Supplier shall also provide Customer with notice of (1) Supplier’s successful completion of each action identified in the Action Plan; and (2) any delays in Supplier’s completion of the actions identified in the Action Plan, accompanied by an explanation of the cause of such delay. Any failure by Supplier to

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provide an Action Plan reasonably acceptable to Customer or to execute any approved Action Plan shall be deemed a material breach of this Agreement.
          (i) Cost of Audits. The costs of Audits shall be borne as follows: (i) Supplier shall be responsible for its costs to perform (including any Supplier subcontractors’ costs) the Supplier Audits for each Supplier Location from which the Services are provided for which the report is generally made available to other Supplier customers, and for Supplier’s and Supplier subcontractors’ reasonable cooperation and provision of access for Customer Audits; and (ii) Customer shall be responsible for all costs associated with any other Supplier Audits and with Customer Audits (other than Supplier’s reasonable cooperation and provision of access), except as provided for in Section 9.9(c). Notwithstanding the foregoing, if Supplier’s provision of services related to a Customer Audit or Regulatory Audit requires use of additional resources which Supplier would not otherwise use in the performance of the Services or otherwise increases Supplier’s personnel or other costs, then the Parties shall use the Change Control Procedures to address any additional resources needed or costs to be incurred by, and appropriate compensation to, Supplier.
          (j) Document Retention. Supplier shall retain all records, documents and data required to be maintained by it under the Agreement for such period as may be specified in any Statement of Work or as required by the document retention policies of Customer provided to Supplier from time to time. All such records, documents and data shall be maintained in such format (for example, in paper or electronic form) as Customer may direct (provided that if such format is different from that in use by Supplier or specified in this Agreement, this shall be at Customer’s expense if Supplier notifies Customer of such expense and obtains Customer’s prior written approval prior to incurring such expense).
          (k) Site Visits. Subject to Section 9.9(g), Customer and/or its representatives (other than Supplier Competitors) may conduct reasonable site visits at any Service Locations located outside the United States during normal business hours and upon reasonable written notice. In addition and for the avoidance of doubt, Customer shall have the same audit rights provided for above in this Section 9.9 with respect any Service Locations located outside the United States.
10. TECHNOLOGY; INTELLECTUAL PROPERTY RIGHTS
     10.1. Technology
          (a) General. The ownership and operational and financial responsibility for the purchase and maintenance of Assets used in connection with the Services are set forth in Schedule I to each Statement of Work (each, an “Asset Allocation Matrix”). The Asset Allocation Matrix may be modified only in accordance with the Change Control Procedures.
          (b) Technology Refresh. At its expense, Supplier will refresh the Assets for which it is assigned refresh responsibility in the refresh schedule (the “Refresh Schedule”) of the Asset Allocation Matrix. In addition to the requirements set forth in the Asset Allocation Matrix, Supplier shall be (i) operationally responsible for ensuring that the Assets for which Supplier is operationally responsible have sufficient capacity to allow Supplier to perform its Responsibilities under the Statements of Work and achieve the applicable Service Level

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Agreements, in consultation with Customer (following notice by Supplier and Consent by Customer), and (ii) financially responsible for ensuring that the Assets for which Supplier is financially responsible have such capacity. Supplier will provide Customer with at least sixty (60) days’ notice prior to initiating any Asset refresh, and the Parties will reasonably cooperate in any acceptance testing of the refreshed Assets reasonably requested by Customer. Supplier will minimize disruption to Customer and Customer’s costs in connection with any refresh of Assets. The Parties may mutually agree to defer the implementation of refreshes of Assets in accordance with the Change Control Procedures.
          (c) Software Currency.
(i)	Supplier will (A) maintain reasonable currency of maintenance releases and versions of Supplier Software and Customer Software for which Supplier is financially responsible and (B) install maintenance releases and versions of Software for which Supplier is operationally responsible under the IT Infrastructure and ADM Statements of Work as specified in each such Statement of Work and Asset Allocation Matrix. For purposes of this paragraph (i), “reasonable currency” means, with respect to any Operating System Software that Supplier uses in performing Services, that Supplier has installed the maintenance release of such Operating System Software that is at least within one (1) release of the most current commercially available release of such Operating System Software within the time frame set forth in the applicable Statement of Work and Asset Allocation Matrix. If, in order for the Customer Software to properly operate, Supplier Software requires upgrades, patches or similar changes, Supplier will make such upgrades, patches or changes available, subject to agreement on the reasonable Charges therefor, in accordance with the Change Control Procedures. The Account Managers will agree upon, and the Parties will include in the Procedures Manual, a plan for the installation of any new maintenance release or version after such maintenance release or version is made commercially available.

(ii)	If Customer requests that Supplier expedite installation of a maintenance release or version or delay the installation of a maintenance release or version of specific Supplier Software or Customer Software to a date that is outside of the period provided for in the applicable Asset Allocation Matrix, or requires operation and maintenance of multiple versions of Supplier Software or Customer Software, Supplier will comply with such requests subject to and in accordance with the Change Control Procedures.
          (d) Maintenance Responsibilities. To the extent Supplier’s Responsibilities include maintenance obligations for Customer Assets, (i) in the case of Customer Assets that are either under warranty or subject to a maintenance agreement, Supplier will either provide the maintenance or use commercially reasonable efforts to cause the maintenance to be completed

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by the provider of the warranty or the provider of the maintenance under the maintenance agreement, as the case may be, in accordance with the provisions of Section 9.5, and (ii) in the case of Customer Assets that are not under warranty or subject to a maintenance agreement, maintenance will be Supplier’s responsibility. Customer will provide any required information regarding proof of warranty or valid maintenance agreement. Maintenance of all Supplier Assets is Supplier’s responsibility. Customer hereby designates Supplier as its agent, and Supplier accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting, and operating all Customer Assets that are owned by Customer and used by Supplier solely for the provision of the Services.
     10.2. New Technology
          (a) Technology Meetings. At least once every six (6) months during the Term, Supplier will meet with Customer to (i) subject to Supplier’s other legal and contractual obligations, discuss new information processing technology Supplier is developing or information processing trends and directions of which either Party is otherwise aware that could reasonably be expected to have an impact on Customer’s business, and (ii) identify, jointly with Customer, cost-efficient methods to implement technological changes and methodologies that could be beneficial to Customer in connection with the Services, all in accordance with the Account Governance Exhibit. If Customer requests certain Changes to the technology or methodologies Supplier uses to provide the Services as a result of such discussions, the Parties will discuss implementation of any such new technology and methodologies in accordance with the applicable Procedures Manual and Change Control Procedures. If such Changes requested by Customer would result in cost savings to Supplier, then the Parties will negotiate, in good faith, a reduction to the Charges that results from the implementation of such Changes. If such Changes requested by Customer would result in additional cost to Supplier, then the Parties will negotiate, in good faith, an increase to the Charges that results from the implementation of such Changes
          (b) Notice and Process for Implementation. In all instances, Supplier must provide Customer sufficient notice of Supplier’s intent to implement new technology or methodologies that could impact the Services, and sufficient information in order that Customer may analyze the effect of the new technology or methodologies on Customer’s internal systems and applications. Any agreed-upon Changes will be implemented in accordance with the Change Control Procedures and Customer will be given sufficient opportunities to acceptance test any such implementation.
          (c) Supplier Review and Analysis. Supplier shall, with respect to any new technology or methodologies proposed by Supplier after the Effective Date that comprise or could impact the Services, or that would constitute New Services, analyze and consider applicable industry standard technology or methodologies (including technology or methodologies manufactured or owned by Supplier competitors) prior to making a recommendation to Customer. Supplier’s review and analysis of, and recommendation for, any such new technology or methodologies shall be conducted in accordance with the Account Governance Exhibit and shall, at a minimum, take into account Customer’s best interests, including but not limited to Customer’s ability to insource the Services or outsource the Services to a Successor Supplier upon any termination or expiration of the Agreement or any Service.

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     10.3. Customer Software
          (a) General. A “Customer Software” Schedule to each Statement of Work shall set forth all “Customer Software” to be provided by Customer and operated and/or used by Supplier in support of the Services covered by the Statement of Work. Customer shall authorize all access to and/or use all such Customer Software and the Customer Data and other records of Customer provided to or compiled by Supplier for the sole purpose of providing the Services through the Security Requirements described in Exhibit 4. Customer shall be responsible for obtaining Required Consents for any Customer-Licensed Software in accordance with Section 9.5. Supplier shall notify Customer of the identity of each of the entities and personnel working with Supplier to provide and perform the Services covered by each Statement of Work that are to be authorized access to the Customer Software utilized in support of the Services covered by such Statement of Work and the level of security access required by each. The Parties shall cooperate in administering security procedures regarding such access in accordance with the Security Requirements described in Exhibit 4.
          (b) Ownership and Use. As between the Parties, Customer will retain all of its right, title and interest in and to the Customer Software. Subject to contrary agreement in the “Customer Software” Schedule or in any other Schedule hereunder, Customer hereby grants to Supplier (and, to the extent necessary for Supplier to provide the Services, to Supplier’s subcontractors or permitted assigns) a right and license to the Customer Software, consistent in scope with the license therefor held by Customer, during the Agreement Term and any Extension Period, solely to the extent necessary for Supplier to provide the Services to Customer. In addition, Supplier will (subject to Customer’s obligations under Section 9.5) use the Customer Software in compliance with any applicable use restrictions (i) that are disclosed by Customer to Supplier in writing, and (ii) that are contained in the agreements governing the use of any Customer-Licensed Software that are provided by Customer to Supplier to the extent Customer complied with such duties prior to Supplier’s use thereof. Where Customer was not compliant, Supplier shall use reasonable commercial efforts to become compliant with such duties as soon as reasonably possible. Supplier shall establish an access control procedure designed to limit Supplier’s access and use accordingly.
          (c) Integration with Supplier Assets. Supplier shall be responsible for determining whether Customer Software will integrate with the Supplier Assets and shall pay all reasonable costs associated with any testing required by Supplier in connection with such integration.
          (d) Cooperation with Customer Third Party Licensor. Supplier acknowledges that such Customer Software may be operated by Supplier utilizing Supplier Assets. Supplier will reasonably cooperate with Customer and any Third Party licensor of Customer-Licensed Software in the configuration, design, development and enhancement of Customer-Licensed Software that will be operated on Supplier Assets.
     10.4. Supplier Software
          (a) General. A “Supplier Software” Schedule to each Statement of Work shall set forth all “Supplier Software” to be provided to Customer and/or used by the Supplier in connection with the Services. Supplier shall authorize access to and/or use of the Supplier

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Software to the authorized representatives of Customer in accordance with the provisions set forth in the “Supplier Software” Schedule.
          (b) Ownership and Use. As between the Parties, Supplier will retain all of its right, title and interest in and to the Supplier Software. Supplier hereby grants to Customer a worldwide, irrevocable right and license during the Term and any Extension Period to use the Supplier Software for the sole benefit of Customer and to the extent necessary to use and receive the Services. This license grant includes a license under all current and future patents owned by or licensed to Supplier that are applicable to the Supplier Software or the provision or receipt of the Services, to the extent necessary to exercise any of the foregoing rights. In addition, as and only to the extent necessary for a Customer Third Party contractor to perform work as permitted under this Agreement, Supplier shall grant to such Third Party the same license for the benefit or use of Customer and to the extent ancillary to the use of Customer. To the extent access and/or use by such Third Party is not permitted under the applicable Software license, Supplier shall use commercially reasonable efforts to obtain any Required Consent in accordance with Section 9.5; provided that Supplier notifies Customer of any fees or expenses for which Customer will be financially responsible, obtains Customer’s approval prior to incurring them, and uses commercially reasonable efforts to minimize such fees or expenses.
          (c) Rights to be Obtained by Supplier. Except as otherwise approved in writing (including in the applicable “Third Party Agreements” Schedule) in connection with Supplier Third Party Agreements, Supplier will not, without the written Consent of Customer, use any Supplier-Licensed Software primarily for the provision of the Services for which Supplier has not obtained the rights described in Section 12.5 upon any expiration or termination of this Agreement. As provided in Section 9.5, Supplier will be financially and administratively responsible for obtaining any consents required to provide the Services using the Supplier-Licensed Software and related Supplier Third Party Agreements for support or maintenance thereof.

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     10.5. Proprietary Rights
          (a) Ownership of Inventions. Supplier agrees that if any inventions, discoveries, or improvements are conceived, first reduced to practice, made or developed in the course of Services performed under this Agreement by Supplier or by one or more of Supplier’s employees, subcontractors, consultants, representatives or agents (“Supplier Representatives”), Supplier assigns and agrees to assign to Customer all of Supplier’s and its Supplier Representatives’ entire right, title and interest in and to such inventions, discoveries or improvements, and any patents that may be granted thereon in any country of the world (“Inventions”). Supplier shall promptly share with Customer all information relating to any Inventions. Supplier agrees that it will promptly have its Supplier Representatives sign all proper papers and, without charge to Customer, do all other acts which may be reasonably requested by Customer to enable Customer at its expense to file and prosecute applications for patents on such Inventions, and to maintain patents granted thereon. Supplier also agrees to maintain written agreements with its Supplier Representatives who perform Services hereunder, containing such assignments, rights and covenants as are required to provide Customer the rights provided for in this paragraph.
          (b) Ownership of Work Product.
(i)	Upon Customer’s request, Supplier agrees to disclose and promptly furnish to Customer any and all Software, computer or other specifications, documentation, or other works of authorship created by Supplier or any of its Supplier Representatives in the course of Services performed under this Agreement (“Work Product”). Customer shall own all right, title and interest in and to the Work Product created hereunder, including all Intellectual Property Rights therein. Supplier expressly acknowledges that the Parties have agreed that all aspects of the Work Product and all work in process in connection therewith are to be considered “works made for hire” within the meaning of the Copyright Act of 1976, as amended (the “Copyright Act”), and that Customer is to be the “author” within the meaning of such act. All such copyrightable Work Product, as well as all copies of such Work Product in whatever medium fixed or embodied, shall be owned exclusively by Customer as its creation, and Supplier hereby expressly disclaims any interest in any of them. Unless a Statement of Work or Schedule sets forth otherwise in connection with such Work Product, Customer hereby grants to Supplier a worldwide, irrevocable, fully paid-up, royalty-free, non-exclusive right and license to use, reproduce, display, copy and make Derivative Works of the Work Product solely for the purpose of providing the Services to Customer under this Agreement. If Supplier desires to use any Work Product owned by Customer to perform services for other Supplier customers that are not Customer Competitors (but not as a “stand-alone” or separately licensed product), Customer and Supplier shall negotiate in good

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faith a financial arrangement pursuant to which Customer shall recoup the costs borne by it in connection with the development of such Work Product and provide Supplier with a license to such works.

(ii)	In the event (and to the extent) that the Work Product created by Supplier and its Supplier Representatives hereunder or any part or element thereof is found as a matter of law not to be a “work made for hire” within the meaning of the Copyright Act, Supplier hereby irrevocably conveys and assigns (and in the case of Work Product not yet developed, hereby covenants upon their development to irrevocably convey and assign) to Customer the sole and exclusive right, title and interest in the ownership to all such Work Product, without further consideration, and agrees to reasonably assist Customer to register (at Customer’s expense), and from time to time to enforce, all Intellectual Property Rights and other rights and protections relating to the Work Product created hereunder in any and all countries. Supplier will maintain written agreements with its Supplier Representatives who perform Services hereunder containing such assignments, rights and covenants as are required to provide Customer the rights provided for in this paragraph to the Intellectual Property Rights and Work Product. Supplier shall place proprietary rights notices in favor of Customer on the Work Product at Customer’s request.
          (c) Supplier Developed Materials. Notwithstanding Sections 10.5(a) or (b), (i) Supplier Tools, (ii) Derivative Works, modifications, improvements and enhancements of Supplier Owned Software, (iii) systems Software and other works that relate to the operation of the Supplier Locations (or the Supplier Assets located therein) or are otherwise used to provide services to other Supplier customers (excluding any Customer Company Information contained within such works), and (iv) Software and other materials specifically identified in a Statement of Work as “Supplier Developed Materials” (in each case whether created by Supplier in the course of providing Services under this Agreement or otherwise by or on behalf of Supplier) will be owned by Supplier (collectively, “Supplier Developed Materials”). Supplier shall own all right, title and interest in and to the Supplier Developed Materials, including all Intellectual Property Rights therein. All such copyrightable Supplier Developed Materials, as well as all copies of such Supplier Developed Materials in whatever medium fixed or embodied, shall be owned exclusively by Supplier as its creation, and Customer hereby expressly disclaims any interest in any of them. Unless a Statement of Work or Schedule sets forth otherwise in connection with such Supplier Developed Materials, Supplier hereby grants to Customer a license to use such Supplier Developed Materials as described in Section 10.4(b).
          (d) Third Party Materials. Notwithstanding anything to the contrary, the ownership of Derivative Works, modifications, improvements and enhancements of Third Party Software or other materials (and all Intellectual Property Rights therein) created in the course of providing Services shall, as between Supplier and Customer, be owned by the Party that is the licensee of such Third Party materials. For purposes of the foregoing, Supplier shall be deemed

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the licensee of such Third Party materials licensed by its Subcontractors or Affiliates and Customer shall be deemed the licensee of such Third Party materials licensed by Customer Affiliates or its Third Party contractors. Each Party acknowledges and agrees that its ownership of such materials may be subject to or limited by the terms of the underlying agreement with the owner of the underlying materials. Except as otherwise approved in writing (including in the applicable “Third Party Agreements” Schedule) in connection with Supplier Third Party Agreements, Supplier will not, without the written Consent of Customer, use any such materials primarily for the provision of the Services that would reasonably be anticipated to preclude or limit, as applicable Customer’s rights under Sections 10.5(a) or (b).
          (e) Pre-existing Materials. If the Work Product, or the use, sale or manufacture of the Inventions, requires the use of Supplier Developed Materials or other inventions or materials previously made, developed or copyrighted by Supplier or its Affiliates, and not originated or developed hereunder (“Pre-existing Materials”), then Supplier grants and agrees to grant to Customer a royalty-free license to make, use, sell, have made, copy, modify, distribute, display and perform the inventions, information or other aspects of the Pre-existing Materials, but only to the extent necessary to make, use, sell, have made, copy, modify, distribute, display and perform the Inventions and/or Work Product originated or developed as a result of the Services performed under this Agreement and not as a “stand-alone” product or separately from such Inventions or Work Product.
          (f) Embedded Supplier Software. Without limiting the generality of Section 10.5(c) and except to the extent otherwise agreed by Customer in writing, if Supplier incorporates or embeds any Supplier Software into any Customer Software or Work Product, Supplier or its Supplier Representative(s), as applicable, hereby grants, and agrees to grant, to Customer a worldwide, nonexclusive, royalty-free, perpetual, irrevocable license to use and create Derivative Works of such Software (i) to the extent necessary to use or maintain such Work Product for the purposes of Customer and its Affiliates and (ii) solely as used in such Work Product and not as a “stand-alone” product or separately from such Work Product in which it is embedded.
          (g) Knowledge Capital. Nothing in this Agreement will preclude Supplier from marketing, developing or using for itself or others, services or products that are the same as or similar to those provided to Customer or its Affiliates by Supplier pursuant to this Agreement, as long as such services or products do not infringe upon any Intellectual Property Rights of Customer or its Affiliates in any Customer Software, Customer Company Information, Customer Data, Inventions, or Work Product. Each Party will continue to be free to use its general knowledge, skills and experience, and to use and disclose any generalized ideas, concepts, know-how and techniques that are acquired or used during the course of this Agreement, provided that such use or dislosure does not involve the use or disclosure of any Company Information or other proprietary materials belonging to the other Party. This Section 10.5 will not diminish either Party’s obligations regarding Confidential Information under Section 11.2.
          (h) Moral Rights. With respect to Work Product or other materials that are created by Supplier or any of its Supplier Representatives and delivered to Customer under the Agreement, and subject to the other provisions of this Section 10.5, Supplier acknowledges that it is responsible for assuring that it has obtained to the extent permitted under applicable Law a

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waiver of all moral rights related to the ownership or use of such items as contemplated in this Agreement.
11. CONFIDENTIALITY AND DATA
     11.1. Company Information
          Supplier and Customer each acknowledge that the other Party may possess and may continue to possess information, which has commercial value in such other Party’s business and is not in the public domain. Such information may have been discovered or Developed by such other Party or provided to it by a Third Party, and such other Party may hold property rights in such information by assignment, license or otherwise. For the purposes of this Section 11, neither Supplier nor its Affiliates nor subcontractors shall be considered contractors or subcontractors of Customer or Customer.
     11.2. Obligations
          (a) General. Customer and Supplier will each hold as confidential and will use the same level of care (including, where appropriate, both facility physical security and electronic security) to prevent unauthorized access by, disclosure to and/or use by Third Parties of, the Company Information of the other Party as it employs to avoid unauthorized access, disclosure, or use of its own information of a similar nature, but in no event less than a reasonable standard of care. The concept of a “reasonable standard of care” shall include, subject to Section 3.2, compliance by the Party receiving Company Information of the other Party with all laws applicable to the security (facility physical security and electronic access and data security), access, storage, disclosure, publication, dissemination and use of such Company Information in the receiving Party’s possession, as well as all laws applicable to the security (facility physical security and electronic access and data security), access, storage, disclosure, publication, dissemination and use of such Company Information in the disclosing Party’s possession. Neither Customer nor Supplier shall disclose or permit the use of the Company Information of the other Party except as specifically permitted in the Agreement.
          (b) Permitted Disclosures. Notwithstanding the foregoing confidentiality and similar obligations in this Section 11 (but subject to compliance with Law), the Parties may disclose to and permit use of the Company Information by their respective legal counsel, auditors, contractors and subcontractors where: (i) such disclosure and use is reasonably necessary, and is only made with respect to such portion of the Company Information that is reasonably necessary, to permit the Parties to perform their obligations or exercise their rights hereunder, or for their respective legal counsel, auditors, contractors and subcontractors to provide services to or on behalf of Customer or for Customer to use the Services as provided in this Agreement; (ii) such auditors, contractors and subcontractors are bound in writing by obligations of confidentiality, non-disclosure and the other restrictive covenants set forth in this Section 11, at least as restrictive and extensive in scope as those set forth in this Section 11; and (iii) Supplier in the case of Customer Company Information, and Customer in the case of Supplier Company Information, assumes full responsibility for the acts or omissions of the Persons to which each makes disclosures of the Company Information of the other Party no less than if the acts or omissions were those of Supplier and Customer respectively.

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          (c) Agreement Terms, Liens and Return. Without limiting the generality of the foregoing, neither Party will publicly disclose the terms of the Agreement or the substantive positions of the Parties in the negotiation of the Agreement, except to the extent permitted by this Section 11 and/or to enforce the terms of the Agreement, without the prior written consent of the other Party. Furthermore, except as set forth in the Agreement, neither Supplier nor Customer will acquire any right in or assert any lien against the other Party’s Company Information, and/or refuse to promptly return, provide a copy of, or destroy such Company Information upon the request of the disclosing Party.
          (d) Residuals. Notwithstanding any other provision of the Agreement, neither Party nor the Persons to which a Party makes authorized disclosures of the Company Information of the other Party shall be restricted in disclosing and using general knowledge, know-how and experience, including processes, methods, techniques and concepts developed, conceived or acquired by either Party, its Affiliates or their respective contractors and subcontractors in the course of the performance of its obligations under the Agreement and the performance and use of the Services, which are retained in the minds of employees who have had access to the other Party’s Company Information (without reference to any physical or electronic embodiment of such information), unless such disclosure and/or use (i) shall infringe any of the patent rights, copyrights, mask works rights or Trade Secrets which are a part of the other Party’s Company Information, (ii) shall constitute a violation by Supplier, Customer, and/or their respective contractors or subcontractors or such employee, of any applicable Law, or (iii) shall involve the use, disclosure or reproduction of any Customer Data.
     11.3. Exclusions
          Notwithstanding the foregoing, and excluding Personally Identifiable Information, this Section 11 shall not apply to any information which Supplier or Customer can demonstrate was or is: (a) at the time of disclosure to it, in the public domain; (b) after disclosure to it, published or otherwise becomes part of the public domain through no fault of the receiving Party; (c) without a breach of duty owed to the disclosing Party, is in the possession of the receiving party at the time of disclosure to it; (d) received after disclosure to it from a Third Party who had a lawful right to and, without a breach of duty owed to the disclosing Party, did disclose such information to it; or (e) independently developed by the receiving Party without reference to or use of the Company Information of the disclosing Party. In addition, application of any of the foregoing exclusions to any element within or subset of the Customer Data shall not be deemed to extend to any larger category of the Customer Data or to the Customer Data in the aggregate. Further, either Party may disclose the other Party’s Company Information to the extent required by Law or order of a court or governmental agency. However, in the event of disclosure pursuant to an order of Court or governmental agency, and subject to compliance with law or such order of Court or governmental agency, the recipient of such Company Information shall give the disclosing Party prompt notice to permit the disclosing Party an opportunity, if available, to obtain a protective order or otherwise protect the confidentiality of such information, all at the disclosing Party’s cost and expense. If this Agreement, or portions thereof, are required under applicable Laws to be publicly disclosed as part of an exhibit to required public disclosure documents of either Party (or its Affiliates) filed with the United States Securities and Exchange Commission, the disclosing Party shall promptly notify the other Party and use commercially reasonable efforts to seek approval from the Securities and

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Exchange Commission or other applicable regulatory authority for the redaction of certain Company Information mutually identified by the Parties. Prior to any such disclosure or filing, the disclosing Party shall redact such portions of the Agreement that the other Party reasonably requests to be redacted, unless, the disclosing Party concludes, based on the opinion of outside legal counsel, that such redaction request is not permitted by the disclosing Party’s obligations under applicable Laws. The Parties shall cooperate with each other in good faith in identifying and seeking appropriate protection of Company Information required to be so disclosed or filed. The receipt of Company Information under the Agreement will not limit or restrict assignment or reassignment of employees of Supplier and Customer within or between the respective Parties and their Affiliates.
     11.4. Data Ownership; Customer Data
          (a) Data Ownership. All Customer Company Information (including Customer Data) whether in existence at the Commencement Date of a Statement of Work or compiled thereafter in the course of performing the Services, shall be treated by Supplier and its subcontractors as the exclusive property of Customer and the furnishing of such Customer Company Information, or access to such items, by Supplier and/or its subcontractors shall not grant any express or implied interest in Supplier and/or its subcontractors relating to such Customer Company Information, and Supplier’s and its subcontractors’ use of such Customer Company Information shall be limited to such use as is necessary to perform and provide the Services to Customer.
          (b) Copies of Data for Customer. Upon written request to Supplier, Supplier will return the Customer Data to Customer on such media and in such format as reasonably requested by Customer (provided that if such form is different from that in use by Supplier or specified in this Agreement, this shall be at Customer’s expense if Supplier notifies Customer of such expense and obtains Customer’s prior written approval prior to incurring such expense). Supplier will never refuse for any reason, including Customer’s material breach of this Agreement, to provide Customer with the Customer Data in accordance with this paragraph. Supplier hereby agrees that Customer may obtain injunctive relief to enforce the provisions of this Section 11.4(b). As a part of Supplier’s obligation to provide Customer Data pursuant to this paragraph, Supplier will also provide Customer any data maps, documentation, software, or other materials necessary for Customer to use, translate, interpret, extract and convert the Customer Data for use by Customer or any Third Party.
     11.5. Loss of or Unauthorized Access to Company Information; Intrusions
          (a) Risk of Data Loss. Supplier shall, consistent with scope of Assets for which Supplier has operational responsibility under the Asset Allocation Matrix or other portion of the applicable Statement(s) of Work, develop and maintain appropriate security procedures, policies and internal controls against the destruction, loss or alteration of Customer Data in the possession of Supplier, which procedures shall be (i) for Supplier Locations no less than industry standard and (ii) for Customer Locations, no less rigorous than the procedures utilized by Customer at such locations as of the Statement of Work Commencement Date, and shall include the creation of backup data and such other plans and procedures as may be implemented from time to time in accordance with the Procedures Manual. When Customer Data is in Supplier’s

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possession or under Supplier’s control and an event occurs that prevents or hinders the access to or reliable use of such Customer Data, Supplier will re-create or restore such data promptly, or in any case, as soon as reasonably practicable using generally accepted data restoration techniques, including utilization of last available back-up. Supplier will not charge Customer for the re-creation or restoration of such data, if such re-creation or restoration is required solely because of an error by Supplier or is otherwise necessitated as the result of an act or omission by Supplier in violation of its obligations under this Agreement. Otherwise, Supplier may charge Customer for actual personnel and other costs incurred by Supplier in re-creating and restoring the data; provided, however, that Supplier will consult with Customer before performing such re-creation or restoration, and Customer may, at its discretion, direct Supplier not to restore or recreate the data.
          (b) Notice of Violations. The receiving Party will immediately notify the disclosing Party, in writing in the event of any use or disclosure in violation of the Agreement of a disclosing Party’s Company Information known to the receiving Party.
     11.6. Data Privacy
          (a) Customer shall be and remain the controller of the Customer Data and other Customer Company Information for purposes of all applicable laws relating to data privacy, personal data, transborder data flow and data protection (collectively, the “Privacy Laws”), with rights to determine the purposes for which the Customer Data and other information is processed, and nothing in the Agreement will restrict or limit in any way Customer’s rights or obligations as owner and/or controller of its data and information for such purposes. As the controller of such data and other information of Customer, Customer will direct Supplier’s use of and access to the Customer Data and other information, which such use and access shall in all cases be solely in accordance with the terms of the Agreement and, with respect to “personal data” (as defined under Directive 95/46/EC), with the Standard Contractual Clauses (for the transfer of personal data to processors established in third countries, under Directive 95/46/EC), the form of which is attached as Exhibit 19, as entered into by the Parties from time to time in connection with Supplier’s use of or access to the Customer Data and other personal information. The Parties also acknowledge and agree that Supplier may have certain additional responsibilities prescribed as of the Effective Date by applicable Privacy Laws or by Customer’s privacy policies as an entity with use of, access to and possibly custody of the Customer Data and information and Supplier hereby acknowledges such responsibilities and agrees that such responsibilities will be considered a part of the Services to be provided by Supplier under the Agreement.
          (b) If Privacy Laws or Customer’s privacy policies applicable to the activities contemplated by the Agreement are modified, amended or re-interpreted, or if new Privacy Laws that are applicable to such activities come into effect, Supplier shall, as part of the Services, cooperate with Customer in an effort to continue to comply with such Privacy Laws and privacy policies, as the same are modified, newly enacted, amended or interpreted, but to the extent that such modifications, enactments, amendments or interpretations expand the scope or increase the cost of the activities previously undertaken by Supplier, Supplier will, at Customer’ reasonable request, provide such additional activities as New Services; provided, however, that Customer shall not be obligated for any additional Charges with respect to any additional responsibilities

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imposed on Supplier as a processor of data in the ordinary course of its business and Supplier shall not be obligated for any amounts with respect to any additional responsibilities imposed on Customer as a controller of data in the ordinary course of its business.
     11.7. Limitation
          The covenants of confidentiality and other restrictive covenants set forth in this Section 11 (a) will apply after the Effective Date to any Company Information disclosed to the receiving Party before and after the Effective Date and (b) will continue and must be maintained from the Effective Date through the termination of the Services and (i) with respect to Trade Secrets, until such Trade Secrets no longer qualify as trade secrets under applicable law; (ii) with respect to Confidential Information, for a period equal to the longer of five (5) years after termination of the Parties’ relationship under the Agreement, or as long as required by applicable law; and (iii) with respect to Customer Data, in perpetuity. Neither Party will be responsible for the security of the Company Information of the other party during transmission via public communications facilities, except to the extent that such breach of security is caused by the failure of such Party to perform its obligations under the Agreement, or acts or omissions in breach of the Agreement, in the case of Supplier, by Supplier or its Affiliates or subcontractors or their respective employees, and in the case of Customer, by Customer or its Affiliates or their respective contractors or subcontractors.
12. TERMINATION
     12.1. Termination
          (a) Material Breach.
(i)	In the event of a material breach of the Agreement by Supplier that remains uncured for thirty (30) days after receipt of written notice thereof by Customer to Supplier describing the breach in all reasonable detail (provided that if Supplier begins promptly and works diligently and in good faith to cure such breach in accordance with this provision and such breach is not capable of being cured within thirty (30) days, Supplier may have up to thirty (30) additional days to cure such breach if it demonstrates that it is capable of curing such breach within the additional period and the breach does not materially impair the ability of Customer to conduct its business), Customer may terminate the Agreement or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon written notice thereof by Customer to Supplier.

(ii)	In the event of a material breach of a Statement of Work by Supplier that remains uncured for thirty (30) days after receipt of written notice thereof by Customer to Supplier describing the breach in all reasonable detail (provided that if Supplier begins promptly and works diligently and in good faith to cure such breach in accordance with this provision and such breach is not

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capable of being cured within thirty (30) days, Supplier may have up to thirty (30) additional days to cure such breach if it demonstrates that it is capable of curing such breach within the additional period and the breach does not materially impair the ability of Customer to conduct its business), Customer may terminate the affected Statement of Work or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon written notice thereof by Customer to Supplier.

(iii)	Upon the occurrence of a Service Level Termination Event (as defined in the Service Level Agreement), Customer may terminate the applicable Statement of Work or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon written notice thereof by Customer to Supplier as provided in such Statement of Work.
          (b) Persistent Breach.
(i)	If (A) Supplier commits, in any rolling ** month period, a series of material breaches of the Agreement that are the same or substantially the same but are cured within the permissible periods after individual written notices from Customer as described in Section 12.1(a)(i), and (B) within thirty (30) days after written notice from Customer, fails to give adequate assurances to Customer that the cause of such breaches has been corrected on a permanent basis, Customer may terminate the Agreement or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon further written notice thereof by Customer to Supplier. If any such breach subsequently occurs within a reasonable period of time thereafter (i.e., it was not corrected on a permanent basis), Customer may terminate the Agreement or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon further written notice thereof by Customer to Supplier.

(ii)	If (A) Supplier commits, in any rolling ** month period, a series of non-material persistent breaches of the Agreement (of which Supplier has received individual notices from Customer describing the breach in all reasonable detail or is otherwise aware) that in the aggregate constitute a material breach of the Agreement, and (B) within thirty (30) days after written notice from Customer, fails to give adequate assurances to Customer that the causes of each such breach have been corrected on a permanent basis, Customer may terminate the Agreement or the affected Services (and any Services the performance of which would be adversely affected in

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a material way by their termination) upon further written notice thereof by Customer to Supplier.

(iii)	If (A) Supplier commits, in any rolling ** month period, a series of material breaches of a Statement of Work that are the same or substantially the same but are cured within the permissible periods after individual written notices from Customer as described in Section 12.1(a)(i), and (B) within thirty (30) days after written notice from Customer, fails to give adequate assurances to Customer that the cause of such breaches has been corrected on a permanent basis, Customer may terminate the Statement of Work or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon further written notice thereof by Customer to Supplier. If any such breach subsequently occurs within a reasonable period of time thereafter (i.e., it was not corrected on a permanent basis), Customer may terminate the Statement of Work or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon further written notice thereof by Customer to Supplier.

(iv)	If (A) Supplier commits, in any rolling ** month period, a series of non-material persistent breaches of a Statement of Work (of which Supplier has received individual notices from Customer describing the breach in all reasonable detail or is otherwise aware) that in the aggregate constitute a material breach of the Statement of Work, and (B) within thirty (30) days after written notice from Customer, fails to give adequate assurances to Customer that the causes of each such breach have been corrected on a permanent basis, Customer may terminate the Statement of Work or the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination) upon further written notice thereof by Customer to Supplier.

(v)	For purposes of this Section 12.1(b) only, the failure to achieve a Service Level shall not constitute a material breach of the Agreement or a Statement of Work. Customer’s right to terminate for persistent breach with respect to Service Levels is as set forth in the Service Level Agreements.
          (c) Convenience. Customer may, for convenience, terminate any Statement of Work upon one hundred eighty (180) days prior written notice of the effective date of such termination, by Customer to Supplier In the event that a purported termination by Customer under this Section 12.1 is determined by a competent authority not to be proper under such provisions of this Agreement, then such termination by Customer shall be deemed to be a termination for convenience under this Section 12.1(c).

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          (d) Change of Control of Supplier. In the event of a Change of Control of Supplier where such Control is acquired, directly or indirectly, in a single transaction or series of related transactions, Customer may terminate the Agreement upon written notice to Supplier given not later than ninety (90) days after the occurrence of such Change of Control.
          (e) Damages Cap Exceeded. If either Party incurs direct damages to the other Party that are in excess of eighty percent (80%) of the applicable Direct Damages Cap, under the circumstances and resulting from the events described in Section 13.1(a) or (b), and such Party does not agree to reset to zero the direct damages counted toward the Direct Damages Cap within thirty (30) days after receipt of written notice requesting to reset the Direct Damages Cap, the requesting Party may terminate this Agreement upon further written notice to the other Party given within thirty (30) days thereafter.
          (f) Force Majeure Failure. If any Force Majeure Event substantially prevents, hinders or delays for more than ** consecutive days Supplier’s performance of any Services necessary for the performance of functions reasonably deemed by Customer to be critical to the operation of its business, then (unless same is attributable to a failure of Customer or any applicable Customer Third Party Provider to perform, or properly perform, its obligations under this Agreement or to a failure of Customer’s Existing Disaster Recovery Plan) Customer may immediately terminate the affected Services (and any Services the performance of which would be adversely affected in a material way by their termination or, if the Force Majeure Event only affects one or more geographic areas, the Services in the areas so affected, provided the foregoing is commercially reasonable and does not impose undue financial, operational, or administrative burdens on Customer thereafter), upon written notice to Supplier. At such time as Supplier resumes providing the Services that were so prevented, hindered or delayed, any such unexercised termination right shall expire with respect to such Force Majeure Event.
          (g) Termination for Governmental Authority Actions. If, during the Term, Customer and/or Customer Affiliates have been notified by a Governmental Authority that Customer and/or Customer’s Affiliates can no longer continue to outsource some or all of the Services outsourced to Supplier under this Agreement, Customer shall immediately notify Supplier. In the event of such notice, the Parties will meet within a period of thirty (30) days following the date of such notice, at such time and at such place as the Parties will determine, and will use their best efforts to resolve the matter working cooperatively and in good faith within a further period of sixty (60) days. Any Changes, including a termination of any affected Statement of Work, but not the Agreement as a whole, will be handled in accordance with the Change Control Procedures. If the Parties are not able to resolve the matter within such period, Customer shall be entitled to terminate this Agreement on at least six (6) months’ notice (unless a shorter period is required by the Governmental Authority). Supplier agrees to continue to provide the Services and provide Termination Assistance Services in accordance with this Agreement unless prohibited by the Governmental Authority.
          (h) Critical Transition Milestone Failure. If any Critical Transition Milestone is not achieved by the date specified in the Transition Plan solely as a result of breach of the Agreement by Supplier, and Customer can reasonably demonstrate that the completion of the Transition Services will be delayed by more than sixty (60) days as a result of such breach, then unless and until the Transition Services are completed (or Supplier provides Customer with a

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reasonably acceptable plan to correct the failure within ten (10) Business Days from receipt of notice from Customer of such failure), Customer may terminate this Agreement as a whole or the affected Statement(s) of Work, at Customer’s election, by providing notice to Supplier of Customer’s election to so terminate, effective as of the date such notice is given or a later date specified in such notice, without providing Supplier any right to cure.
          (i) Failure to Agree on Benchmark Adjustments. Customer will have the right to terminate the Agreement as a whole or the benchmarked Statement(s) of Work, as provided in Section 4.5(e).
          (j) Non-payment. Supplier may terminate this Agreement for cause if Customer (i) does not pay amounts ** which are not the subject of a good faith dispute under Section 4.7 or fails to comply with Section 4.7, and (ii) does not cure such failure within ten (10) days of written notice from Supplier.
     12.2. Termination Charges.
          Upon any termination of this Agreement or a Statement of Work, Customer shall pay to Supplier the applicable Termination Charge specified in the applicable Statements of Work.
     12.3. Partial Termination
          In the event of a partial termination of the Services or any Statement of Work by Customer pursuant to this Agreement, Customer shall provide Supplier with written notice of its intent to so terminate, which notice shall specify a termination date no less than thirty (30) days after the date of the notice, and the Charges for the portion of the Services so terminated shall be removed from the “Charges” Schedule to the Statement of Work and the remaining Charges (including any Charges for cross-functional services provided under remaining Statements of Work) and any other terms shall be equitably adjusted to reflect the termination of such portion of the Services.
     12.4. Termination Assistance Services
          (a) Cooperation. The Parties agree that Supplier will reasonably cooperate with Customer to assist in the orderly transfer of the services, functions, responsibilities, tasks and operations comprising the Services under each Statement of Work provided by Supplier thereunder to Customer or a Successor Supplier in connection with the expiration or earlier termination of the Agreement and/or each Statement of Work for any reason, however described. The Services include Termination Assistance Services and the Termination Assistance Services shall include, but not be limited to, (i) providing Customer and their respective agents, contractors and consultants, as necessary, with the services described in the “Termination Assistance” Schedule to each Statement of Work and continuing such other portions of the Services as Customer may request; and (ii) providing Customer and third parties participating in the transition activities, with reasonable access to the business processes, materials, equipment, software and other resources (including human resources) used by Supplier to deliver the Services, as reasonably necessary to support the transition of the relevant Services (or functions necessary to replace such Services) from Supplier to Customer or one or more Successor

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Suppliers, provided however, that such Successor Suppliers and other third parties comply with Supplier’s security and confidentiality requirements including execution of a confidentiality agreement in the form of Exhibit 12. Customer shall, and shall cause such third parties, to (i) avoid adversely affecting Supplier’s ability to perform its remaining obligations under this Agreement, and (ii) cooperate and work in good faith with Supplier.
          (b) Commencement. Upon Customer’s request Supplier shall provide Termination Assistance Services in connection with migrating the work of Customer to Customer itself or another services provider commencing, on reasonable notice of a date specified by Customer, up to one (1) year prior to expiration, or upon any notice of termination or of non-renewal of the Agreement or any Statement of Work. Supplier will provide Termination Assistance Services regardless of the reason for the expiration or termination; provided that if the Supplier terminates this Agreement under Sections 12.1(j), Supplier may require Customer to (i) pay monthly, in advance, for Services and Termination Assistance Services provided or performed under this Section 12.4, and (ii) pay all past due amounts due and payable to Supplier and comply with the provisions of Section 4.7 before Supplier shall become obligated to provide or perform such Services or other Termination Assistance Services. To the extent Customer is obligated to pay in advance, Supplier shall, prior to each month, provide Customer with a reasonable written estimate of the Charges for Termination Assistance Services to be rendered in such month and Supplier shall reconcile the actual Charges incurred by Customer with such estimate in the invoice for the next month. In no event will Customer’s holding of monies in compliance with Section 4.7 of the Master Agreement be considered a failure by Customer to pay amounts due and payable hereunder. Further, except as provided herein, Supplier shall provide the Termination Assistance Services in accordance with this Section 12.4 even in the event of Customer’s material breach.
          (c) Duration. Termination Assistance Services shall be provided through the effective date of the expiration or termination of each Statement of Work being terminated. Upon request by Customer, the effective date of such expiration or termination shall be extended for up to ** months (the “Extension Period”) thereafter as set forth in Section 2.2 of the Master Agreement pursuant to the terms and conditions of the Agreement and each such Statement of Work and such period shall be considered an extension of the Term and the term of each such Statement of Work.
          (d) Charges. If any Termination Assistance Services provided by Supplier requires the utilization of additional resources or additional time by leveraged resources that Supplier would not otherwise use in the performance of the Agreement and applicable Statement(s) of Work, but for which there is a current Baseline, Customer will pay Supplier for such usage at the then-current applicable Statement(s) of Work Charges and in the manner set forth in the applicable Statement(s) of Work. If the Termination Assistance Services requires Supplier to incur costs that Supplier would not otherwise incur in the performance of the other Services under the Agreement and applicable Statement(s) of Work, then Supplier shall notify Customer of the identity and scope of the activities requiring that Supplier incur such costs and the projected amount of the charges that will be payable by Customer for the performance of such assistance. Upon Customer’s authorization, Supplier shall perform the assistance and invoice Customer for such charges. Customer shall pay Supplier for authorized, additional

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charges incurred to provide such assistance to Customer in accordance with Section 4.3(b) of the Master Agreement.
     12.5. Other Rights Upon Termination
          At the expiration or earlier termination of the Agreement and/or any Statement of Work for any reason, however described, Supplier agrees in each such instance, as applicable:
          (a) Hardware. Upon Customer’s request, Supplier agrees to sell to Customer or its designee for the net book value thereof (calculated using a straight-line method over a period equal to the applicable asset useful life), the Supplier Equipment owned by Supplier then currently being used by Supplier exclusively to perform the Services or the portion of the Services covered by the Statement of Work, as applicable. In the case of Supplier Equipment that Supplier is leasing exclusively to perform the Services, Supplier agrees to permit Customer or the Successor Supplier to either buy-out the lease on the Supplier Equipment and purchase the Supplier Equipment from the lessor, purchase the Equipment for the net book value (calculated using a straight-line method over a period equal to the applicable asset useful life) or assume the lease(s) and secure the release of Supplier thereon. Customer shall be responsible for any sales, use or similar taxes associated with the purchase of such Supplier Equipment or the assumption of such leases.
          (b) Supplier Owned Software. Except as otherwise provided in the Statement of Work or otherwise agreed by the Parties, Supplier will provide to Customer an object code license for Supplier Software proprietary to Supplier and not generally commercially available, for use by Customer as a part of and in connection with the Customer Business, upon terms and prices to be mutually agreed upon by the Parties (which prices shall be commercially reasonable and shall not be greater than those offered generally to Third Parties). At Customer’s option, Supplier will recommend a mutually agreeable commercially available substitute, if available, to perform the same function.
          (c) Supplier Licensed Software. If Supplier has licensed or purchased and is using any generally commercially available Supplier-Licensed Software to provide the Services to Customer at the date of expiration or termination of the Agreement and/or any Statement of Work, Customer may elect in its sole discretion to take a transfer or an assignment of any and all of the licenses for such software and any attendant maintenance agreement used by Supplier exclusively to provide the Services and that are transferable by Supplier to Customer, which licenses and maintenance agreements shall in all cases be kept current and fully paid by Supplier through the date of transfer to Customer. In such case, Customer shall pay Supplier for the net book value (calculated using a straight-line method over a period equal to the applicable asset useful life), if any, of any such Software that is not licensed under a subscription license agreement requiring payment of ongoing current license fees. To the extent any such licenses for Supplier Software and the attendant current maintenance agreements are not exclusively used to provide the Services or are not transferable by Supplier to Customer, Supplier shall exercise commercially reasonable efforts to provide to Customer, in Customer’s name, a current license for such Supplier Software and a current maintenance agreement for such Supplier Software under terms, conditions and prices that are no less favorable to Customer than those otherwise applicable to Supplier (unless and to the extent more favorable pricing is based upon different

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volumes, credit ratings or other reasonable factors relevant to the licensor). In both of the instances described above, such license and maintenance agreements shall be for a scope of use and hardware level appropriate for Customer’s operations at the time of transfer and/or delivery to Customer.
          (d) Supplier Employees. Upon the date of expiration or termination of the Agreement or any Statement of Work for any reason, Customer or its designee shall have the right to make offers of employment to any or all Supplier employees primarily assigned to perform Services under such Statement of Work during the three (3) months prior to Supplier’s receipt of the notice of termination or non-renewal. Promptly after either Party sends the other Party written notice of termination or expiration with the prior consent of each Supplier employee (each of whom Supplier will notify of Customer’s interest), subject to the agreement of the Supplier employee(s), Supplier agrees to supply Customer with the names and available resumes requested by Customer for the purpose of exercising its rights under this Section 12.5, at no charge. Customer’s rights under this Section 12.5 will take precedence over any Supplier/employee employment contract or covenant that may otherwise limit an employee’s right to accept employment with Customer.
          (e) Other Supplier Agreements with Third Parties. Upon Customer’s request, Supplier will transfer or assign to Customer or its designee, on mutually acceptable terms and conditions, any other agreements that Supplier holds with Third Parties that are not otherwise treated in this Section 12.5, used by Supplier exclusively to provide the Services and that are transferable by Supplier to Customer, including agreements for maintenance, Disaster Recovery Services and other necessary Third Party services then being used by Supplier to perform the Services subject to the payment by Customer of any transfer fee or charge imposed by the applicable Third Party. To the extent any such agreements are not exclusively used to provide the Services or are not transferable by Supplier to Customer, Supplier shall exercise commercially reasonable efforts to provide to Customer, in Customer’s name, a current agreement for such good or services under terms, conditions and prices that are no less favorable to Customer than those otherwise applicable to Supplier (unless and to the extent more favorable pricing is based upon different volumes, credit ratings or other reasonable factors relevant to the Third Party).
     12.6. Effect of Termination/Survival of Selected Provisions
          (a) Effect of Bankruptcy. In the event of the bankruptcy of Supplier pursuant to the Bankruptcy Code and an attendant rejection of the Agreement or any license granted hereunder pursuant to Section 365 thereof, the Parties intend that the provisions of the Bankruptcy Code shall apply and Customer shall, to the extent provided therein, be entitled to retain all license rights granted in the Agreement and possession of all embodiments of intellectual property licensed under the Agreement, and to exercise all rights to obtain possession of all embodiments of intellectual property licensed hereunder in accordance with the Agreement and any escrow or other agreement supplementary hereto, and other than payment of fees specifically identified as license fees, Customer shall have no obligation to pay any additional fees or payments in connection with the exercise of the license rights granted under this Agreement and use of any embodiments of such licensed intellectual property.

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          (b) Survival. Notwithstanding the expiration or earlier termination of the Services, the Agreement or any Statement of Work for any reason however described, the following Sections of the Agreement (and any provision of this Agreement which contemplates performance or observance subsequent to such expiration or termination) shall survive any such expiration or termination: Section 4, Section 10, Section 11, Section 12, Section 13, Section 14, Section 16, and Section 17. Upon termination or expiration of the Agreement, all other rights and obligations of the Parties under the Agreement shall expire, except those rights and obligations designated to survive in this Section 12.6(b).
          (c) Claims. Except as specifically set forth in the Agreement, all claims by any Party accruing prior to the expiration or termination date shall survive the expiration or earlier termination of the Agreement.
13. LIABILITY
     13.1. Liability Caps
          (a) Supplier Cap. Except as provided in Section 13.2, the total aggregate liability of Supplier to Customer arising out of, resulting from or otherwise in connection with the Agreement (including the Statements of Work) regardless of the form of the action or the theory of recovery, even if Customer has been advised of the possibility of such damages, whether based upon an action or claim in contract, tort (including negligence), warranty, intended conduct, guarantee or any other legal or equitable grounds, shall not exceed the total Charges payable to Supplier for performance of the Services (exclusive of out-of-pocket expenses, Pass Through Charges, Cost Plus Charges and taxes) during the ** calendar months immediately preceding the last act or omission giving rise to such liability; provided that if the last act or omission giving rise to liability occurs during the first ** months after the Effective Date, liability will be limited to an amount equal to $** (the “Supplier Direct Damages Cap”).
          (b) Customer Cap. Except as provided in Section 13.2, the total aggregate liability of Customer to Supplier arising out of, resulting from or otherwise in connection with the Agreement (including the Statements of Work) regardless of the form of the action or the theory of recovery, even if Customer has been advised of the possibility of such damages, whether based upon an action or claim in contract, tort (including negligence), warranty, intended conduct, guarantee or any other legal or equitable grounds, shall not exceed the total Charges payable to Supplier for performance of the Services (exclusive of out-of-pocket expenses, Pass Through Charges, Cost Plus Charges and taxes) during the ** calendar months immediately preceding the last act or omission giving rise to such liability; provided that if the last act or omission giving rise to liability occurs during the first ** months after the Effective Date, liability will be limited to an amount equal to $** (the “Customer Direct Damages Cap”). The Supplier Direct Damages Cap and the Customer Direct Damages Cap are herein collectively called the “Direct Damages Caps”.
          (c) Excluded Damages. Except as provided in Section 13.2, neither Party shall be liable for damages that constitute (i) loss of interest, profit or revenue of the claiming Party, or (ii) incidental, consequential, punitive, exemplary or indirect damages, regardless of the form of the action or the theory of recovery, even if such Party has been advised of the possibility of such losses or damages, whether based upon an action or claim in contract, tort

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(including negligence), warranty, intended conduct, guarantee or any other legal or equitable grounds. For clarity, the foregoing shall not exclude recovery of Service Level Credits due under this Agreement.
     13.2. **
               (a)
     13.3. **
     13.4. Dependencies
          In no event will Supplier or its subcontractors be liable for any Losses or other damages if and to the extent caused by the failure of Customer, its Affiliates and/or their contractors to perform its responsibilities under this Agreement. However, for the purposes of this Section 13.4, neither Supplier nor its Affiliates or subcontractors shall be considered a contractor of Customer. Further, Customer, its Affiliates and contractors shall not be liable for any Losses or other damages if and to the extent caused by any failure to perform its responsibilities under this Agreement by Supplier, its Affiliates or their subcontractors.
     13.5. Remedies
          At its option, a Party may seek all remedies available to it under law and in equity including injunctive relief in the form of specific performance to enforce the Agreement and/or actions for damages, subject to the limitations and provisions specified in the Service Level Agreements and Sections 4.6 and 4.7 and this Section 13.
14. INDEMNITIES
     14.1. Indemnity by Supplier
          Supplier will indemnify and hold harmless Customer and its Affiliates, and the respective current, future and former officers, directors, employees, successors and assigns of each of the foregoing, and each of the foregoing Persons (the “Customer Indemnitees”) on demand, from and against any and all Losses incurred by any of them, and shall defend the Customer Indemnitees against:
          (a) all Claims that any Supplier Assets, Work Product, Supplier Software or Services, or Customer’s use thereof (or access or other rights thereto) in connection with the Services, infringe or misappropriate the Intellectual Property Rights of a Third Party; provided, however, that Supplier shall have no liability or obligation to any of the Customer Indemnitees under this paragraph (a) to the extent the claim of infringement or misappropriation is caused by (A) such Customer Indemnitee’s contributions to or unauthorized modification of such item; (B) such Customer Indemnitee’s failure to use corrections or enhancements within a reasonable period of time after such corrections or enhancements are first made available by Supplier, provided (1) Supplier has informed Customer that use of such corrections or enhancements is

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necessary to avert alleged or actual infringement, (2) such corrections or enhancements are provided to Customer at no additional cost and (3) implementation of such enhancements or corrections would not adversely impact Customer; (C) such Customer Indemnitee’s use of such item in combination with any software, product or equipment not owned, developed, contemplated or authorized by Supplier, except where Supplier knew or should reasonably have known that such combination would be used by Customer and did not object, or (D) Supplier’s compliance with specifications or directions (including with respect to materials or processes) provided by Customer if such specifications or directions effectively require the infringing activity (i.e., where no reasonably apparent non-infringing alternative is available or permitted by the specifications or directions), unless Supplier had knowledge of the infringement or misappropriation associated with compliance with such specifications or directions and failed to disclose it to Customer. If any such item is held to constitute, or in Supplier’s reasonable judgment is likely to constitute, such an infringement or misappropriation, Supplier will in addition to its indemnity obligations, at its expense and option, and after consultation with Customer regarding Customer’s preference in such event, either: (i) procure the right for Customer Indemnitees to continue using such item; (ii) replace such item with a non-infringing equivalent, provided that such replacement does not result in a degradation of the functionality, performance or quality of the deliverable or item; (iii) modify such tem, or have such item modified, to make it non-infringing, provided that such modification does not result in a degradation of the functionality, performance or quality of the deliverable or item; or (iv) create a feasible workaround that would not have any adverse impact on Customer;
          (b) all Claims by employees of Supplier or any of its Affiliates or subcontractors for death or bodily injury suffered on or at a Customer facility, except to the extent caused by the negligence or intentional misconduct of Customer or any of its Affiliates or contractors (but excluding Supplier and its Affiliates and subcontractors from such exception);
          (c) all Claims arising out of any act or omission of Supplier in its capacity as an employer of a Person and arising out of or relating to (i) federal, state or other Laws or regulations for the protection of Persons who are members of a protected class or category of Persons, (ii) sexual discrimination or harassment, and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the Person asserting the claim, demand, charge, actions, cause of action or other proceeding was an employee of Supplier;
          (d) all Claims resulting from Supplier’s failure to pay it subcontractors, or by subcontractors asserting rights under this Agreement;
          (e) all Claims for personal injuries, death or damage to tangible personal or real property, including claims of any employee of Customer or any Customer Affiliate (or their respective subcontractors), to the extent caused by acts or omissions of Supplier or any of its Affiliates or subcontractors;
          (f) all Claims by Government Authorities for fines, penalties, interest or other monetary remedies to the extent resulting from a violation of any Law applicable to Supplier and/or any of its Affiliates and/or subcontractors, by Supplier or any of its Affiliates or subcontractors unless and to the extent such violation is attributable to the acts or omissions of

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Customer, its Affiliates and/or their contractors in contravention of this Agreement (but excluding Supplier and its Affiliates and subcontractors from such exception);
          (g) all Claims by any Third Party to which Supplier provides services from the same facilities from which the Services are provided to Customer, except to the extent caused by the negligence or intentional misconduct of Customer or any of its contractors (but excluding Supplier and its Affiliates and subcontractors from such exception);
          (h) all Claims arising out of Supplier’s failure to observe or perform any duties or obligations to be observed or performed by Supplier on or after the Statement of Work Commencement Date (A) under the Third Party Agreements provided for in Section 9.5(b)(iii), or (B) with respect to Customer Software licensed by Customer from a Third Party, as provided for in Section 10.3(b); provided, however, that Supplier shall have no obligation under this paragraph to the extent (i) the breach was the result of Customer’s failure to obtain the Required Consents for which it is responsible under Section 9.6, (ii) Customer failed to provide notice of such duties and obligations as provided in Section 9.6 or 10.3, or (iii) Supplier’s performance of such duties and obligations is consistent in all material respects with Customer’s performance in the twelve (12) months prior to the date Supplier assumed responsibility;
          (i) all Claims for tax liabilities that are the responsibility of Supplier, as set forth in Section 4.2;
          (j) all Claims made by Affiliates of Supplier, arising out of or relating to the Agreement or the Services;
          (k) all Claims arising out of the failure of Supplier to obtain any Required Consents for which Supplier is responsible in accordance with Section 9.6;
          (l) any Claims arising out of Supplier’s breach of Sections 11.2 or 11.4(b); and
          (m) any Claims arising out of Supplier’s breach of its representations or warranties set forth in Sections 6.2(a) through (c) and (g).
     14.2. Indemnity by Customer
          Customer will indemnify and hold harmless Supplier and its Affiliates, and the respective current, future and former officers, directors, employees, successors and assigns of each of the foregoing, and each of the foregoing Persons (the “Supplier Indemnitees”) on demand, from and against any and all Losses incurred by any of them and shall defend the Supplier Indemnitees against:
          (a) all Claims that any Customer Software, other Customer Assets or Customer’s performance of its obligations under or Supplier’s use thereof in accordance with the terms of this Agreement, infringes or misappropriates the Intellectual Property Rights of a Third Party; provided, however, that Customer shall have no liability or obligation to any of the Supplier Indemnitees under this paragraph (a) to the extent the claim of infringement or misappropriation is caused by (A) such Supplier Indemnitee’s contributions to or unauthorized

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use or modification of such software; (B) such Supplier Indemnitee’s use of such item in combination with any software, product or equipment not owned, developed, contemplated or authorized by Customer, except where Customer knew or should reasonably have known that such combination would be used by Supplier and did not object; or (C) such Supplier Indemnitee’s distribution, marketing, or use for the benefit of Third Parties of such item;
          (b) all Claims arising out any act or omission of Customer in its capacity as an employer of a Person and arising out of or relating to (i) federal, state or other Laws or regulations for the protection of Persons who are members of a protected class or category of Persons, (ii) sexual discrimination or harassment, and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the Person asserting the claim, demand, charge, actions, cause of action or other proceeding was an employee of Customer;
          (c) all Claims for personal injuries, death or damage to tangible personal or real property to the extent caused by acts or omissions of Customer or its Affiliates or contractors (excluding Supplier and its Affiliates and subcontractor as a Customer contractor), except to the extent caused by the acts or omissions of Supplier or any of its Affiliates or subcontractors;
          (d) all Claims by Government Authorities for fines, penalties, interest or other monetary remedies to the extent resulting from a violation of any Law applicable to Customer or its Affiliates or contractors (excluding Supplier and its Affiliates and subcontractors as a Customer contractor), by Customer, unless and to the extent such violation is attributable to the acts or omissions of Supplier or any of its Affiliates and subcontractors in contravention of this Agreement;
          (e) all Claims arising out of Customer’s failure to observe or perform any duties or obligations to be observed or performed by Customer (1) before the Statement of Work Commencement Date (A) under the Third Party Agreements provided for in Section 9.5, or (B) with respect to Customer Software licensed by Customer from a Third Party, as provided for in Section 10.3, or (2) after the Statement of Work Commencement Date with respect to any Third Party Agreements or Customer Software to the extent due to Customer’s or any of its Affiliates’ or subcontractors’ (excluding Supplier and its Affiliates and subcontractors as a Customer subcontractor) breach of the Third Party Agreement;
          (f) all Claims for tax liabilities that are the responsibility of Customer as set forth in Section 4.2;
          (g) all Claims made by Affiliates or former Affiliates of Customer, arising out of or relating to the Agreement or the Services;
          (h) all Claims arising out of the failure of Customer to obtain any Required Consents for which Customer is responsible in accordance with Section 9.6;
          (i) any Claims arising out of Customer’s breach of Sections 11.2; and
          (j) any Claims arising out of Customer’s breach of its representations or warranties set forth in Sections 6.1(a) through (c) and (e).

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     14.3. Employment Actions
          Personnel supplied by Supplier, its Affiliates and subcontractors shall not for any purposes be considered employees, affiliates or agents of Customer. Supplier assumes full responsibility for the actions and supervision of such personnel while performing services under the Agreement. Customer assumes no liability for such personnel. Supplier shall be solely and exclusively responsible for personnel decisions affecting Supplier’s employees and employees of its subcontractors and agents (including hiring, promotions, training, compensation, evaluation, discipline, and discharge). Personnel supplied by Customer, its Affiliates and contractors (excluding Supplier and its Affiliates and subcontractors as a Customer contractor) shall not for any purposes be considered employees, affiliates or agents of Supplier. Customer assumes full responsibility for the actions and supervision of such personnel. Supplier assumes no liability for such personnel. Customer shall be solely and exclusively responsible for personnel decisions affecting Customer’s employees and employees of its subcontractors and agents (including hiring, promotions, training, compensation, evaluation, discipline, and discharge).
     14.4. Indemnification Procedures
          (a) General. An indemnified Party under this Article 14 shall promptly notify the indemnifying Party of any Claim with respect to which it seeks indemnity under this Article 14. An indemnifying Party may participate, at its own expense, in the defense of such Claim. If it so elects within a reasonable time after receipt of such notice, the indemnifying Party may, except as provided in the immediately following sentence and the last sentence of this paragraph, assume the defense of such Claim to represent the indemnified Party and any others the indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified Party shall have the right to retain its own counsel, but the fees and expense of such counsel shall be at the expense of such indemnified Party unless (a) the indemnifying Party and the indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named Parties to any such proceeding (including any impleaded parties) include both the indemnifying Party and the indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying Party shall not, in respect of the legal expense of any indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred.
          (b) Settlement. The indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying Party agrees to indemnify the indemnified Party from and against any Loss by reason of such settlement or judgment. No indemnifying Party shall, without the prior written consent of the indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified Party is a party (i) if such settlement involves any form of relief other than the payment of money or admission of any violation of any law, regulation or order or any of the rights of any person or has any adverse effect on any other material Claims that have been or may be made against the indemnified

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Party, or (ii) if such settlement involves only the payment of money, unless it includes an unconditional release of such indemnified Party of all liability on claims that are the subject of such proceeding. An indemnified Party may assume control of the defense of any Claim if (1) it irrevocably waives its right to indemnity under this Article 14 and releases the indemnifying Party from all Losses related to the underlying Claim, or (2) without prejudice to its full right to indemnity under this Article 14 (A) the indemnifying Party fails to provide reasonable assurance to the indemnified Party of its financial capacity to defend or provide indemnification with respect to such Claim, (B) the indemnified Party determines in good faith that there is a reasonable likelihood that a Claim would materially and adversely affect it or any other indemnitees other than as a result of monetary damages that would be fully reimbursed by an indemnifying Party under the Agreement, or (C) the indemnifying Party refuses or fails to timely assume the defense of such Claim.
          (c) Exceptions. An indemnifying Party required to provide an indemnity to an indemnified Party under this Article 14 shall have no obligation for any Claim under this Article if:
(i)	the indemnified Party fails to notify the indemnifying Party of such Claim as provided above, but only to the extent that the defense of such Claim is prejudiced by such failure;

(ii)	the indemnified Party fails to tender control of the defense of such Claim to the indemnifying Party as provided in this Section 14.4; or

(iii)	the indemnified Party fails to provide the indemnifying Party with all reasonable cooperation in the defense of such Claim (the cost thereof to be borne by the indemnifying Party).
15. INSURANCE AND RISK OF LOSS
     15.1. Supplier Insurance
          During the Term of the Agreement, Supplier shall maintain and keep in force, at its own expense, the following minimum insurance coverages (with worldwide policy coverage territories, where available) and minimum limits:
          (a) workers’ compensation insurance, with statutory limits as required by the various laws and regulations (including those of the State of New York) applicable to the employees of Supplier;
          (b) employer’s liability insurance, for employee bodily injuries and deaths, with a limit of $500,000 each accident;
          (c) commercial general liability insurance, covering claims for bodily injury, death and property damage, including premises and operations, Supplier’s vicarious liability for acts of independent contractors, products, services and completed operations (as applicable to the Services), personal injury, contractual, and broad-form property damage liability coverages, with

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combined single limit of $1,000,000 per occurrence, and a general aggregate limit of $2,000,000, for bodily injury, death and property damage;
          (d) commercial automobile liability insurance, covering owned, non-owned and hired vehicles, with combined single limit of $1,000,000 per occurrence, and a general aggregate limit of $2,000,000, for bodily injury, death and property damage;
          (e) umbrella liability insurance, with a minimum limit of $10,000,000 per occurrence and $10,000,000 in the aggregate;
          (f) “all-risk” property insurance, on a replacement cost basis, covering the real and personal property of Supplier which Supplier is obligated to insure by the Agreement; such real and personal property may include equipment, furniture, fixtures and supply inventory;
          (g) technology errors and omissions liability insurance, with a limit of $1,000,000 per claim; and
          (h) employee dishonesty insurance covering dishonest acts of employees; such insurance shall include a Joint Loss Endorsement in favor of Customer and be written for limits not less than $1,000,000.
     15.2. Policy Requirements
          All such policies of insurance of Supplier shall provide that the insurer will give at least thirty (30) days prior written notice of cancellation to Customer. No such cancellation or material modification shall affect Supplier’s obligation to maintain the insurance coverages required by the Agreement. Customer shall be named as an additional insured on the commercial general liability insurance policies described above. All liability insurance policies shall be written on an “occurrence” policy form except for the policies described in (g) and (h) above which shall be on a “claims made” basis. Customer shall be named as loss payee as its interest may appear on the property insurance policies of Supplier. Supplier shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. All required policies of insurance will be placed with insurers with no less than an A.M. Best rating of A- VII. The coverage afforded under any insurance policy obtained by Supplier pursuant to the Agreement shall be primary coverage regardless of whether or not Customer has similar coverage. Supplier shall not perform under the Agreement without the prerequisite insurance. Upon Customer’s request, Supplier shall provide Customer with certificates of such insurance including renewals thereof. Unless previously agreed to in writing by Customer, Supplier shall comply with the insurance requirements herein. The minimum limits of coverage required by the Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies. The maintenance of the insurance coverages required under the Agreement shall in no way operate to limit the liability of Supplier to Customer under the provisions of the Agreement.
     15.3. No Effect on Supplier Liability to Customer
          The Parties do not intend to shift all risk of loss to insurance. The naming of Customer as additional insured is not intended to be a limitation of Supplier’s liability and shall in no event be deemed to, or serve to, limit Supplier’s liability to Customer to available insurance

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coverages or to the policy limits specified in this Section 15.1 nor to limit Customer’s rights to exercise any and all remedies available to Customer under contract, at law or in equity.
16. DISPUTE RESOLUTION; GOVERNING LAW
     16.1. Disputes in General
          The Parties will resolve all Disputes in accordance with the procedures described in Exhibit 7 (the “Dispute Resolution Procedures”).
     16.2. Continued Performance
          Except where prevented from doing so by the matter in Dispute, Supplier agrees to continue performing its obligations under this Agreement (including Section 4.7) while any good faith Dispute is being resolved; provided that this provision will not operate or be construed as prohibiting or delaying a Party’s exercise of any termination right it may have as to all or any part of the Services.
     16.3. Exceptions to Dispute Resolution Procedures
          Notwithstanding any other provision of the Agreement, either Party may resort to court action for injunctive or other relief at any time if, in such Party’s good faith belief, this is necessary to: (i) avoid the expiration of any applicable limitations period, (ii) preserve a superior position with respect to other creditors, (iii) address a claim arising out of the breach of the other Party’s obligations under Article 11, (iv) address a claim arising out of the breach or attempted or threatened breach of the obligations described in Section 16.2, or (v) damages that are so immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is the only adequate remedy and the Dispute Resolution Procedures would permit or cause irreparable injury to such Party or any Third Party claiming against such Party, due to delay arising of the Dispute Resolution Procedures.
     16.4. Governing Law; Waiver of Jury Trial
          The Agreement and any and all claims and Disputes between Customer and Supplier will be governed by and construed in accordance with the laws of the State of New York except where local mandatory law applies. The application of the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded. Both Parties irrevocably waive their right to a jury trial as to any or all Disputes arising out of or in connection with or related to this Agreement.
17. GENERAL
     17.1. Relationship of Parties
          (a) No Joint Venture. The Agreement (including the Statements of Work) shall not be construed as constituting either Party as partner, joint venture or fiduciary of the other Party or to create any other form of legal association that would impose liability upon one

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Party for the act or failure to act of the other Party, or (except as expressly authorized in this Agreement) as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.
          (b) Publicity. Each Party will submit to the other Party all advertising, written sales promotion, press releases and other publicity matters relating to the Agreement in which the other Party’s name or marks are mentioned or language from which the connection of such name or marks may reasonably be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. Notwithstanding the foregoing, Supplier may list Customer as a customer, and Customer may list Supplier as services provider, and each Party may describe in general terms the Services provided by Supplier in proposals and other marketing materials.
     17.2. Entire Agreement, Updates, Amendments and Modifications
          The Agreement (including the Statements of Work) constitutes the entire agreement of the Parties with regard to the Services and matters addressed therein, and all prior agreements, letters, proposals, discussions and other documents regarding the Services and the matters addressed in the Agreement (including the Statements of Work) are superseded and merged into the Agreement (including the Statements of Work). Updates, amendments, corrections and modifications to the Agreement including the Statements of Work may not be made orally, but shall only be made by a written document signed by both Parties. Any terms and conditions varying from the Agreement (including the Statements of Work) on any purchase order or written confirmations or acknowledgements from either Party shall not be effective or binding on the other Party.
     17.3. Force Majeure
          (a) Generally. Each Party will be excused from performance under this Agreement for any period and to the extent (and only to the extent) that it is prevented from or delayed in performing any obligations pursuant to this Agreement, in whole or in part, as a result of a Force Majeure Event. If either Party is prevented from, or delayed in performing any of its obligations under this Agreement by a Force Majeure Event, it shall promptly notify the other Party verbally (to be confirmed in writing within twenty-four (24) hours of the inception of the delay) of the occurrence of a Force Majeure Event and describe, in reasonable detail, the circumstances constituting the Force Majeure Event and of the obligations, the performance of which are thereby delayed or prevented. The Party claiming that a Force Majeure Event has occurred shall continue to use commercially reasonable efforts to mitigate the impact or consequence of the event on the other Party and to recommence performance whenever and to whatever extent possible without delay.
          (b) Disaster Recovery. The occurrence of a Force Majeure Event shall not relieve Supplier of its obligation to provide disaster recovery Services as described in Section 3.4(c). The non-performing Party shall not be excused under this Section 17.3 for (i) any non-performance of its obligations under this Agreement having a greater scope or longer period than is justified by the Force Majeure Event, or (ii) the performance of obligations that should have been performed prior to the Force Majeure Event.

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          (c) Extended Nonperformance. If a Force Majeure Event (other than at a Third Party co-location provider selected by Customer) substantially prevents, hinders or delays, for more than ** hours beyond any applicable recovery time objective (as specified in the applicable Disaster Recovery Plan), Supplier’s performance of any Services necessary for the performance of functions reasonably deemed by Customer to be critical to the operation of its business, then (i) Customer may procure replacement services from an alternate source, and (ii) Supplier will be liable for payment for such replacement services from the alternate source (up to the amounts paid by Customer for the applicable Services) for so long as the delay in performance continues and Supplier is unable to perform the Services, but not to exceed ** days. Customer will use commercially reasonable efforts to minimize the charges to be incurred for such replacement services. Customer will continue to pay Supplier the appropriate Charges for the applicable Services during such time.
     17.4. Waiver
          No waiver of any breach of any provision of the Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.
     17.5. Severability
          If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties’ original intentions as nearly as possible in accordance with applicable law(s).
     17.6. Counterparts
          The Master Agreement and each Statement of Work may be executed in counterparts. Each such counterpart shall be an original and together shall constitute but one and the same document.
     17.7. Binding Nature and Assignment
          The Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section 17.7, neither Party may, or will have the power to, assign the Agreement (or any rights thereunder) by operation of law or otherwise without the prior written consent of the other, except that either Party may assign its rights and delegate its duties and obligations under this Agreement as a whole as part of the sale or transfer of all or substantially all of its assets and business, including by merger or consolidation to a Person that assumes and has the ability to perform such Party’s duties and obligations under this Agreement, without the approval of the other Party. An assigning Party shall remain fully liable for and shall not be relieved from the full performance of all obligations under the Agreement. Any attempted assignment that does not comply with the terms of this Section 17.7 shall be null and void. If either Party assigns its rights or obligations in accordance with the foregoing, such Party shall provide written notice thereof to the other Party together with a copy of the assignment document, within three (3) Business Days after such assignment. If Supplier assigns its rights to payment hereunder with Customer’s consent, amounts assigned shall be subject to setoff or recoupment for any present or future claims of Customer against Supplier.

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     17.8. Notices
          (a) Whenever one Party is required or permitted to give notice to the other Party under the Agreement, such notice will be in writing unless otherwise specifically provided herein and will be deemed given when delivered by hand or by facsimile transmission (with acknowledgment of receipt from the recipient’s facsimile machine), one (1) day after being given to an express courier with a reliable system for tracking delivery, or five (5) days after the day of mailing, when mailed by United States mail or registered or certified mail, return receipt requested, postage prepaid sent to the addresses set forth below.
          (b) Notifications will be addressed as follows:

In the case of Supplier:	with a copy to:

Supplier Account Manager	General Counsel

Perot Systems Corporation
2300 West Plano Parkway
P.O. Box 269005
Plano, TX 75026-9005
Fax: (972) 577-6085

In the case of Customer:	with a copy to:

Customer Account Manager	General Counsel

MIVA, Inc.	MIVA, Inc.
5220 Summerlin Commons	5220 Summerlin Commons
Blvd., Suite 500	Blvd., Suite 500
Fort Myers, FL 33907	Fort Myers, FL 33907
Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective. Notwithstanding the foregoing, operational communications (including between the Account Managers) may be provided using any of the methods described in this Section or by e-mail transmission.
     17.9. No Third Party Beneficiaries
          The Parties do not intend, nor will any Section hereof be interpreted, to create for any Third Party beneficiary rights with respect to either of the Parties, and shall not be deemed to create any rights or causes of action in or on behalf of any third parties, including Affiliates, employees, suppliers and customers of a Party, or to create any obligations of a Party to any such third parties. This Agreement is entered into solely between, and may be enforced only by, Customer and Supplier. Notwithstanding the foregoing, the Third Parties identified in Section 14 will have the rights and benefits expressly provided in that Section.

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     17.10. Other Documents
          Upon request of the other Party, on or after the Effective Date and the Commencement Date(s) of any Statements of Work and the effective dates of any amendments or revisions to any of the foregoing, each Party shall furnish to the other such certificate of its Secretary as shall evidence that the Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party.
     17.11. Consents and Approvals
          The Parties agree that in any instance where a consent, approval or agreement is required of a Party, then such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.
     17.12. Rules of Construction
          Interpretation of the Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) the word “including” and words of similar import shall mean “including, without limitation,” (c) provisions shall apply, when appropriate, to successive events and transactions, (d) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, and (e) the Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning hereof. In the event of any apparent conflicts or inconsistencies between the provisions of the Agreement, the Exhibits, the Statements of Work, the Schedules or other attachments to the Agreement and Statements of Work, such provisions shall be interpreted so as to make them consistent to the extent possible, and if such is not possible, the provisions of Section 1.2(d) shall control.
     17.13. Further Assurances
          During the Term and at all times thereafter, each Party shall provide to the other Party, at its request, reasonable cooperation and assistance (including the execution and delivery of affidavits, declarations, oaths, assignments, samples, specimens and any other documentation) as necessary to effect the terms of the Agreement
     17.14. References to Articles, Sections, Exhibits and Schedules
          Unless otherwise specified herein, all references in a Statement of Work, Article, Section, Exhibit, or Schedule to a Statement of Work, Article, Section, Exhibit or Schedule shall be deemed to be references to the corresponding Statement of Work, Article, Section, Exhibit, Schedule of the Agreement.

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     17.15. Expenses
          Each Party shall be responsible for the costs and expenses associated with the preparation or completion of the Agreement and the transactions contemplated hereby except as specifically set forth in the Agreement.

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
IT INFRASTRUCTURE STATEMENT OF WORK
(STATEMENT OF WORK NO. 1)
1. INTRODUCTION
This Statement of Work No. 1 for IT infrastructure Services (including the Schedules hereto) (this “IT Infrastructure Statement of Work”) is effective as of May 11, 2007 (the “Execution Date”), and is made by MIVA, Inc. (“Customer”) and Perot Systems Corporation (“Supplier”). This IT Infrastructure Statement of Work is incorporated into that certain Master Services Agreement dated May 11, 2007, between Customer and Supplier (“Master Agreement”). The terms and conditions that are specific to this IT Infrastructure Statement of Work are set forth in Sections 3 and 4 below. Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in the “Deviations from Terms of the Master Agreement” Schedule hereto. In the event of a conflict between the provisions of this IT Infrastructure Statement of Work and the Master Agreement, the provisions of Section 1.2(d) of the Master Agreement shall control such conflict.
2. DEFINITIONS AND REFERENCES
Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and Exhibit 1 thereto. All references to sections and schedules shall be to this IT Infrastructure Statement of Work, unless another reference is provided.
3. SERVICES, PROJECT MANAGERS, CHARGES AND CREDITS
     3.1. Services
Supplier will provide for the Customer Business the Services described in this IT Infrastructure Statement of Work in accordance with the Master Agreement (including the Exhibits thereto) and this IT Infrastructure Statement of Work.
     3.2. Project Managers
As provided in Section 8.2 of the Master Agreement, the initial Project Managers for Customer and Supplier under this IT Infrastructure Statement of Work shall be:

Party	Project Manager
Customer	**
Supplier	**

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     3.3. Charges
The “Charges” Schedule to this IT Infrastructure Statement of Work sets forth the pricing and charging methodologies for the Services described in this IT Infrastructure Statement of Work.
     3.4. Service Levels and Credits
The “Service Level Agreement” Schedule to this IT Infrastructure Statement of Work sets forth the Service Levels applicable to this IT Infrastructure Statement of Work, the manner in which Service Level Credits applicable to these Service Levels will be calculated and the At Risk Pool.
4. OTHER TRANSACTION SPECIFIC TERMS
The terms and conditions in this Section 4 are in addition to the terms and conditions set forth in the Master Agreement and are specific to the Services described in this IT Infrastructure Statement of Work. The terms and conditions in this Section 4 are not intended to conflict with or deviate from any of the terms and conditions in the Master Agreement.
     4.1. Term and Survival
          (a) Initial Term. The term of this IT Infrastructure Statement of Work shall begin on the Execution Date and shall continue until 12:00 a.m. (midnight) Eastern Time on May 31, 2014 (the “Statement of Work Expiration Date”), subject to Section 12 of the Master Agreement (“Statement of Work Term”). For purposes of this IT Infrastructure Statement of Work, the Commencement Date shall be the date set forth in the “Transition” Schedule to this IT Infrastructure Statement of Work.
          (b) Renewal. Twelve (12) months prior to the expiration date of this IT Infrastructure Statement of Work or any agreed upon extension thereof, or such earlier date requested by Customer, Supplier will deliver to Customer a proposal for the extension of the Statement of Work Term (the “Renewal Proposal”). The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Statement of Work Term. Customer will provide Supplier notice at least six (6) months prior to the expiration date of this IT Infrastructure Statement of Work as to whether Customer desires to extend the Statement of Work Term. If Customer indicates in such notice that it does not desire to extend the Statement of Work Term, this IT Infrastructure Statement of Work will expire on the Statement of Work Expiration Date. If Customer indicates in such notice that it desires to extend the IT Infrastructure Statement of Work Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension. If the Parties have not agreed upon the applicable terms and conditions with respect to such extension by the date that is ninety (90) days prior to the Statement of Work Expiration Date, then upon notice by Customer to Supplier, the Statement of Work Term will be extended for twelve (12) months from the Statement of Work Expiration Date (the “Extension Period”) pursuant to the terms and conditions applicable immediately prior to the Statement of Work Expiration Date.
If during such Extension Period the Parties are unable to reach agreement regarding the terms and conditions applicable to any further extension of the Statement of Work Term, then subject

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to Section 12 of the Master Agreement, this IT Infrastructure Statement of Work will expire at the end of the Extension Period.
          (c) Survival. Upon the expiration or termination of this IT Infrastructure Statement of Work, the following Schedules to this IT Infrastructure Statement of Work shall survive any such expiration or termination, to the extent such Schedules are applicable to the ADM, F&A or Media Support Statements of Work and to the extent such Statement(s) of Work continue beyond the expiration or termination of this IT Infrastructure Statement of Work: Schedule F, “Customer Software”; Schedule G, “Supplier Software”; Schedule H, “Third Party Agreements”; Schedule I, “Asset Allocation Matrix”; Schedule J, “Technical Configuration”; Schedule K, “Disaster Recovery Requirements” and Schedule M, “Supplier Subcontractors”.
     4.2. Technical Configuration
The “Technical Configuration” Schedule to this IT Infrastructure Statement of Work sets forth the interfaces between the Customer Systems and the Supplier Information Systems that are needed for Customer to access and/or use the Services and for Supplier to provide and perform the Services.
     4.3. Subcontractors
Set forth in the “Subcontractors” Schedule to this IT Infrastructure Statement of Work are the Supplier subcontractors to which Customer Consents and that the Parties agree may be engaged by Supplier to perform and deliver the Services indicated on such Schedule as provided in Section 9.4(e) of the Master Agreement.
     4.4. Service Locations, Customer Affiliates and Supported Sites
The Supplier and Customer Locations from which Supplier will perform the Services are set forth below:

Address	Location Classification
Euston Xchange	Customer Location
194 Euston Road, NW1 2DA
London, England

5220 Summerlin Commons Boulevard	Customer Location
Fort Myers, FL 33907, USA

Plot No. 3, Sector 125	Supplier Site
Noida, India, 201301

2300 West Plano Parkway	Supplier Site
Plano, TX 75023, USA

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The Locations of Customer for which the Services will be provided and the office space to be provided at the Customer Locations pursuant to Section 3.8(b) of the Master Agreement, are set forth below:

	Location	Customer-Provided
Address	Classification	Office Space
Euston Xchange 194 Euston Road, NW1 2DA London, England	Customer Location	Desk spaces as currently assigned to Transitioned Personnel and transitioned contractors.

5220 Summerlin Commons Boulevard Fort Myers, FL 33907, USA	Customer Location	Cubicle desk spaces as currently assigned to Transitioned Personnel and transitioned contractors, plus 2 offices and 5 cubicle desk spaces.

750 Route 202 South, Suite 220 Bridgewater, NJ 08807, USA	Customer Location	None

5060 Shoreham Place, Suite 330 San Diego, CA 92122, USA	Customer Location	None

Zippelhaus 2 20457 Hamburg, Germany	Customer Location	None

Schwanthalerstr. 10 80336 München, Germany	Customer Location	None

28 Boulevard Haussman 75009 Paris, France	Customer Location	None

Edificio Compostela Leganitos, 47. 3ºB — Pza. España 28013 Madrid, Spain	Customer Location	None

Piazza Amendola, 3 20149, Milano, Italy	Customer Location	None

Via S. Antonino, 198 31100, Treviso, Italy	Customer Location	None
5. SCHEDULES
The following Schedules are attached hereto and are hereby incorporated by reference:

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Table of Schedules

Schedule	Schedule Title
A	Services Description/Responsibility Matrix

B	Reserved

C	Service Level Agreement

D	Charges

E	Transition Plan

F	Customer Software

G	Supplier Software

H	Third-Party Agreements

I	Asset Allocation Matrix

J	Technical Configuration

K	Disaster Recovery Requirements

L	Deviations from Terms of Master Agreement

M	Supplier Subcontractors

N	Termination Assistance Services

O	Termination Charges
THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS IT INFRASTRUCTURE STATEMENT OF WORK, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS IT INFRASTRUCTURE STATEMENT OF WORK (INCLUDING ITS SCHEDULES), AND 2) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.
[Signatures on Following Page]

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Accepted by:			Accepted by:

MIVA, Inc.			Perot Systems Corporation

By:	/s/ John Pisaris		By:	/s/ Eric Hutto

	Authorized Signature			Authorized Signature

John Pisaris		5/11/07	Eric Hutto		5/11/07

Name (Type or Print)		Date	Name (Type or Print)		Date
General Counsel			Vice President

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
ADM STATEMENT OF WORK
(STATEMENT OF WORK NO. 2)
1. INTRODUCTION
This Statement of Work No. 2 for ADM Services (including the Schedules hereto, this “ADM Statement of Work”) is effective as of May 11, 2007 (the “Execution Date”), and is made by MIVA, Inc. (“Customer”) and Perot Systems Corporation (“Supplier”). This ADM Statement of Work is incorporated into that certain Master Services Agreement dated May 11, 2007, between Customer and Supplier (“Master Agreement”). The terms and conditions that are specific to this ADM Statement of Work are set forth in Sections 3 and 4 below. Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in the “Deviations from Terms of the Master Agreement” Schedule hereto. In the event of a conflict between the provisions of this ADM Statement of Work and the Master Agreement, the provisions of Section 1.2(d) of the Master Agreement shall control such conflict.
2. DEFINITIONS AND REFERENCES
Terms capitalized herein but not otherwise defined herein shall have the meaning set forth in the Master Agreement and Exhibit 1 thereto. All references to sections and schedules shall be to this ADM Statement of Work, unless another reference is provided.
3. SERVICES, PROJECT MANAGERS, CHARGES AND CREDITS
     3.1. Services
Supplier will provide for the Customer Business the Services described in this ADM Statement of Work (collectively, the “ADM Services”) in accordance with the Master Agreement (including the Exhibits thereto) and this ADM Statement of Work.
     3.2. Project Managers
As provided in Section 8.2 of the Master Agreement, the initial Project Managers for Customer and Supplier under this ADM Statement of Work shall be:

Party	Project Manager
Customer	**
Supplier	**
     3.3. Charges
The “Charges” Schedule to this ADM Statement of Work sets forth the pricing and charging methodologies for the ADM Services, except that pricing for any Development Services performed by Supplier pursuant to Section 4.3 of this ADM Statement of Work will be set forth in the Specifications applicable to such Development Services.

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     3.4. Service Levels and Credits
The “Service Level Agreement” Schedule to this ADM Statement of Work sets forth the Service Levels applicable to this ADM Statement of Work, the manner in which Service Level Credits applicable to these Service Levels will be calculated and the At Risk Pool.
4. OTHER TRANSACTION SPECIFIC TERMS
The terms and conditions in this Section 4 are in addition to the terms and conditions set forth in the Master Agreement and are specific to the Services described in this ADM Statement of Work. The terms and conditions in this Section 4 are not intended to conflict with or deviate from any of the terms and conditions in the Master Agreement.
     4.1. Term
          (a) Initial Term. The term of this ADM Statement of Work shall begin on the Execution Date and shall continue until 12:00 a.m. (midnight) Eastern Time on May 31, 2014 (the “Statement of Work Expiration Date”), subject to Section 12 of the Master Agreement (“Statement of Work Term”). For purposes of this ADM Statement of Work, the Commencement Date shall be the date set forth in the “Transition” Schedule to this ADM Statement of Work.
          (b) Renewal. Twelve (12) months prior to the expiration date of this ADM Statement of Work or any agreed upon extension thereof, or such earlier date requested by Customer, Supplier will deliver to Customer a proposal for the extension of the Statement of Work Term (the “Renewal Proposal”). The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Statement of Work Term. Customer will provide Supplier notice at least six (6) months prior to the expiration date of this ADM Statement of Work as to whether Customer desires to extend the Statement of Work Term. If Customer indicates in such notice that it does not desire to extend the Statement of Work Term, this ADM Statement of Work will expire on the Statement of Work Expiration Date. If Customer indicates in such notice that it desires to extend the Statement of Work Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension. If the Parties have not agreed upon the applicable terms and conditions with respect to such extension by the date that is ninety (90) days prior to the Statement of Work Expiration Date, then upon notice by Customer to Supplier, the Statement of Work Term will be extended for twelve (12) months from the Statement of Work Expiration Date (the “Extension Period”) pursuant to the terms and conditions applicable immediately prior to the Statement of Work Expiration Date. If during the Extension Period the Parties are unable to reach agreement regarding the terms and conditions applicable to any further extension of the Statement of Work Term, then subject to Section 12 of the Master Agreement, this ADM Statement of Work will expire at the end of the Extension Period.
     4.2. Technical Configuration
The “Technical Configuration” Schedule to this ADM Infrastructure Statement of Work sets forth the interfaces between the Customer Systems and the Supplier Information Systems that are needed for Customer to access and/or use the Services and for Supplier to provide and perform the Services.
     4.3. Software Development Projects

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This Section 4.3 sets forth the general rules governing Development Projects (defined below) requested by Customer and undertaken by Supplier from time to time during the Statement of Work Term. These provisions (including the provisions set forth in Section 4.3.3 regarding Acceptance Tests and Pilot Operation) may be waived, changed, supplemented or amended by mutual agreement of the Parties with respect to individual Development Projects and set forth in the associated Specifications (defined below).
     4.3.1. Definitions. For purposes of Section this 4.3, the following capitalized terms have the meanings set forth below:
a.	“Computer Program” means a series of instructions or statements on any type of media and in any form or format whatsoever, and including, without limitation, all subroutines, translations, compilers, diagnostic routines, control programs, and related programs contained therein.

b.	“Delay Damages” has the meaning set forth in Section 4.3.3(f).

c.	“Development Environment” means any programs, including compilers, “workbenches,” tools, and higher-level (or “proprietary”) languages, used by Supplier for the development, maintenance and implementation of the Source Code.

d.	“Development Fees” has the meaning set forth in Section 4.3.4.

e.	“Development Project” means a discrete unit of non-recurring (i.e., not recurring on a regular basis) work initiated and approved by Customer for the development of Developed Software by Supplier pursuant to this Section 4.3. The scope of a Development Project will be set forth in the Specifications for such Development Project.

f.	“Development Project Completion Date” means the date set forth in an Implementation Schedule for a Development Project on or before which Supplier is required to have successfully completed the Pilot Operation for such Development Project (or if the Parties agree in the Specifications not to conduct a Pilot Operation, then the date on which the Acceptance Tests are successfully completed in accordance with Section 4.3.3(b)).

g.	“Development Services” means the ADM Services provided by Supplier pursuant to this Section 4.3, which may include, but shall not be limited to, the analysis, design, programming, testing and implementation of Developed Software.

h.	“Developed Software” means the Computer Programs, and any and all portions thereof, developed by Supplier pursuant to this Section 4.3. All Developed Software furnished hereunder shall be in Source Code and machine readable object code form.

i.	“Developed Software Documentation” means all detailed user and operational manuals, instructions and other materials required to fully use and utilize the Developed Software, and all training manuals and routines designed to train users in the operation of the Developed Software, in each

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case as described and prepared in accordance with the Specifications. In addition to the foregoing, the Developed Software Documentation shall include all documentation and other materials necessary for the engineering, testing, maintenance and operation of the Developed Software. All Developed Software Documentation supplied on disks must be in machine readable form and in the English language.

j.	“Implementation Schedule” means the schedule included as part of the Specifications outlining when the Development Services will be performed and delivered to Customer, the acceptance testing periods in connection with the Developed Software and any other time frames relevant to the Development Project.

k.	“Source Code” means a copy of the source code corresponding to the Developed Software, plus any pertinent commentary or explanation that would reasonably be understood to be necessary to render the source code understandable and usable by highly-trained computer programmers. The Source Code shall be in a format and on a storage medium suitable for loading into the System, and shall not be encrypted. The Source Code shall include, if required in the Specifications, system documentation, statements of principles of operations, and schematics, all as necessary for the effective understanding and use of the Source Code. If the Development Environment employed by Supplier for the development, maintenance and implementation of the Source Code includes any device, programming or documentation not commercially available to Customer on reasonable terms through readily known sources other than Supplier, unless Customer otherwise agrees in the Specifications, the Source Code shall include all such devices, programming or documentation.

l.	“Specifications” means the detailed description of the Development Services to be performed and the Developed Software to be delivered by Supplier which shall include, without limitation:
(i)	the Developed Software to be delivered by Supplier;

(ii)	the form or format of such Developed Software;

(iii)	the functional specifications for the Developed Software to be delivered;

(iv)	the performance specifications for the Developed Software to be delivered;

(v)	the Developed Software Documentation to be delivered in conjunction with the Developed Software;

(vi)	the System on which the Developed Software will be required to function;

(vii)	the Implementation Schedule (including the Development Project Completion Date);

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(viii)	the Development Fees;

(ix)	the milestone payment schedule for such Development Fees, if applicable;

(x)	access to any and all Supplier software testing documentation including test definitions and test results;

(xi)	acceptance test specifications;

(xii)	significant assumptions related to the development Project and functionality and other matters that are specifically identified as being out of scope;

(xiii)	responsibilities of Customer with respect to the Development Project including responsibility for providing Systems; and

(xiv)	such other matters as the Parties shall mutually agree.
Following preparation and acceptance of the “Detailed Design Specifications” (as defined in Section 4.3.2(b) herein) by Customer, the term “Specifications” as used herein shall be deemed to include the Detailed Design Specifications so prepared and accepted.
m.	“System” means the types of computer equipment, system software and other software, as identified in the Specifications for a Development Project, on which the Developed Software will be required to function.
     4.3.2. Development of the Software. For each Development Project, the Developed Software will be developed and/or provided by Supplier in accordance with the following terms and procedures:
a.	Specifications. For each proposed Development Project, Customer shall prepare the initial draft Specifications therefor, except for the portion thereof addressing the associated Development Fees (although Customer may indicate its preference for fixed pricing versus time and materials). Within ten (10) Business Days after the delivery of any such Specifications to Supplier (unless a longer period is reasonably required), Supplier shall either (i) accept the Specifications in writing and provide Customer with a quote or estimate for the Development Fees to be charged for such Development Project, or (ii) notify Customer if Supplier objects to any part of the Specifications, specifying with particularity and in good faith the changes or additional information which Supplier desires in order to accept the Specifications. Without limitation, Supplier may suggest that the Development Project be broken down into logical phases or stages in which the Developed Software will contain less than all of the functionality included in the initial Specifications (e.g., a “beta” version). Within ten (10) days of delivery of any objections to the Specifications, Customer and Supplier shall confer in order to resolve Supplier’s objections, and Customer shall resubmit the Specifications to Supplier. Promptly following Supplier’s acceptance of the Specifications, Customer

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and Supplier shall confer in order to finalize and agree to the associated Development Fees (and any associated changes required to the Specifications), which agreement shall be reflected in the Parties’ mutual acceptance of the Specifications (including the Development Fees) in writing. If the Parties are unable to agree in writing to a set of Specifications (including the Development Fees) within thirty (30) days of the delivery of the revised Specifications, then the Development Project relating to such Specifications shall be deemed terminated.

b.	Detailed Design Specifications. Upon the Parties’ mutual agreement to the Specifications (including the Development Fees) in accordance with Section 4.3.2(a) above, Supplier shall, with Customer’s cooperation, gather the necessary detailed requirements and develop and deliver to Customer a set of detailed design specifications (the “Detailed Design Specifications”) based upon the accepted Specifications. The Detailed Design Specifications shall include, to the extent practicable, system flow charts, program descriptions, file layouts, report layouts and screen layouts, interface requirements and layouts, conversion requirements and layouts and refined equipment requirements for the Developed Software. The Detailed Design Specifications shall be delivered to Customer on or before the specified time set forth in the preliminary Specifications (unless a longer period is reasonably required). Within fifteen (15) days of the delivery of the Detailed Design Specifications to Customer (unless a longer period is reasonably required), Customer shall notify Supplier in writing of its acceptance or rejection of the Detailed Design Specifications. If the Detailed Design Specifications are rejected, Customer will specify the reasons for such rejection and Supplier shall have five (5) Business Days (unless a longer period is reasonably required) to revise and re-deliver amended Detailed Design Specifications to Customer for acceptance. Once accepted by Customer, the Detailed Design Specifications shall supersede the preliminary Specifications for that Development Project to which the Detailed Design Specifications relate. If Customer rejects the amended Detailed Design Specifications, Customer shall have the right to terminate the Development Project to which Customer’s rejection relates.

c.	Acceptance of Specifications. Upon acceptance of the Specifications, including without limitation, the Detailed Design Specifications, such Specifications, shall be deemed to be a part of this ADM Statement of Work, and Supplier shall perform the Development Services described in such Specifications within the time frames, in the manner, and for the Development Fees specified therein.

d.	Programming and Supplier Testing. After acceptance of the Detailed Design Specifications by Customer pursuant to Section 4.3.2(b) hereof, Supplier shall commence program coding and testing to provide the necessary programming of the Developed Software. Upon completion of the program coding and testing, Supplier shall certify in writing that such program coding and testing is completed and that Customer may commence its acceptance testing of the Developed Software.

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e.	Designation of Project Coordinators. For each Development Project, Supplier shall designate a Supplier employee, who shall supervise the Development Project and serve as Customer’s point of contact for the resolution of problems (the “Supplier Project Coordinator”). The services of the Supplier Project Coordinator shall be included in the applicable Development Fees. Customer shall also designate an employee to coordinate Customer’s involvement in the Development Project and shall serve as Supplier’s point of contact for the resolution of problems (the “Customer Project Coordinator”). Customer may change the Customer Project Coordinator from time to time upon prior written notice to Supplier.

f.	Review Meetings and Progress Reports. Each week during the period of each Development Project (or as otherwise set forth in the applicable Specifications), the Customer Project Coordinator and Supplier Project Coordinator, as well as appropriate additional personnel involved in the particular tasks underway, shall meet at a site designated by Customer or arrange a conference call to discuss the progress made by Supplier and Customer. In order to facilitate proper project management, Supplier shall, at each such meeting or conference call, provide Customer with a progress report specifying in detail:
(i)	Any critical issue encountered by Supplier during the preceding week, including without limitation, the failure of either Party to perform, any delay of either Party in performing or the inadequate performance of either Party, which may prevent or tend to prevent Supplier from completing any task by the completion date;

(ii)	An estimated length of any delay which may result from any critical issues; and

(iii)	The cause of any critical issue and the specific steps taken or proposed to be taken by Supplier or Customer as appropriate to remedy such critical issue.
Each progress report provided by Supplier pursuant to this Section 4.3.2(f) shall include critical issues discussed and dealt with, together with those not yet raised by Supplier, during the preceding week. In any event, critical issues shall be discussed and dealt with as soon as possible after identification by Supplier. In the event Supplier fails to specify in writing any critical issue with respect to a given week in the appropriate progress report and in such manner and at such time as required pursuant to this Section 4.3.2(f), it shall be presumed that no critical issue arose during such week.

g.	Extensions of Time. If Supplier is delayed at any time during the Development Project by the failure of Customer or any applicable Third Party Provider to perform (or properly perform) its obligations set forth in the Implementation Schedule included in the applicable Specifications hereunder, then Supplier may request that the affected Implementation

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Schedule date(s) be extended. Customer shall review such request with Supplier at the appropriate progress meeting/conference call provided for in subsection (f) above, and shall grant an extension of time commensurate with the circumstances, if (x) it is reasonable to anticipate that the affected Implementation Schedule date(s) will be actually and necessarily delayed, and (y) Supplier provides a written request to Customer in conjunction with the next progress report provided for in subsection (f) above after the time Supplier knows or reasonably should have known of any Customer or Third Party Provider failure which might, under reasonably foreseeable circumstances, result in a delay for which Supplier may claim an extension of time. If Supplier shall fail to give the foregoing notice, the right to request an extension for such cause shall be waived. A delay meeting the foregoing conditions shall be deemed an “Excusable Delay”. The period of any extension of time shall be only that which is reasonably necessary, and may be for a longer or shorter (or the same) period of time than the event or condition giving rise to the need for an extension of time. In the event of a delay, Supplier shall proceed continuously and diligently with the performance of the unaffected portions of the Development Project.

Customer shall pay Supplier for any additional fees (at Supplier’s then-current rates for the applicable portion of the Development Project then in progress, as derived from the applicable Development Project resource plan set forth in the Specifications) (as well as out-of-pocket travel expenses that are reasonably agreed to by the Parties and in accordance with the requirements of Exhibit 14) resulting from Supplier activity pursuant to this subsection in connection with an Excusable Delay which is caused by the failure of Customer or any Third Party Provider to perform (or properly perform) its obligations set forth in the applicable Implementation Schedule, and which Excusable Delay results in an extension of time to the final milestone date set forth in such Implementation Schedule (whether such milestone is associated with “Final Acceptance” or otherwise). Alternatively, if the Parties mutually agree that Supplier shall add additional personnel to its team in order to meet such original milestone date, in response to an Excusable Delay which is caused by the failure of Customer or any Third Party Provider to perform (or properly perform) its obligations set forth in the applicable Implementation Schedule, then Customer shall pay Supplier for any additional fees and out-of-pocket expenses incurred by Supplier (calculated pursuant to the foregoing), and no extension of time pursuant to this subsection (g) will be granted for such circumstances.

h.	Termination of Development Services. Customer may terminate any Development Project for any reason whatsoever by providing not less than the number of days of written notice set forth in the Specifications (or, if no such period is specified therein, fifteen (15) days) to Supplier specifying the date upon which termination becomes effective. In the event of such termination, Supplier shall be entitled to payment for the Development Services rendered by Supplier prior to the effective date of termination, in accordance with the provisions of Section 4.3.4 hereof and the following. If the terminated Development Project was being

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performed on a time and materials basis or on a fixed fee basis under which Supplier’s travel or other expenses were not included in its Development Fees, Customer shall reimburse Supplier for any non-cancelable expenses incurred prior to the date of Customer’s notice that would otherwise be due in accordance with the requirements of the “Charges” Schedule. If the terminated Development Project was being performed on a fixed fee basis under which Supplier was paid based upon the achievement of certain milestones, in addition to any amount owed Supplier for milestones completed and accepted by Customer prior to the effective date of termination, Customer shall pay Supplier a pro rata portion of the Development Fees associated with any milestones in progress or not yet accepted as of such date (based upon the actual percentage of the work performed and to the extent Supplier has not, without Customer approval, performed a milestone in advance of the Implementation Schedule set forth in the Specifications); provided, however, that payments shall under no circumstances exceed the maximum amounts specified in the Specifications (as amended by the Parties) as applicable, and such payment shall constitute full settlement of any and all claims of Supplier of every description, including without limitation, claims for lost profits.
     4.3.3. Implementation and Acceptance. For each Development Project, the Developed Software will be subject to the following terms and procedures:
a.	Implementation Schedule. In the event (i) the Specifications provide that a Development Project is to be performed on a fixed fee basis under which Supplier shall be paid based upon the achievement of certain milestones and (ii) any milestone set forth in an Implementation Schedule is not met due to any delay caused by Supplier, in addition to any applicable Delay Damages, Supplier shall not earn and Customer shall not be required to remit the Development Fees associated with such milestone until such milestone is met. Additionally, Supplier shall use commercially reasonable efforts to ensure that such delay does not result in slippage of later milestones.

b.	Acceptance Testing. After Supplier has certified to Customer in writing that the final version of the Developed Software has been delivered and installed, that Supplier testing of the applicable System is completed, and that the System is fully operational and ready for acceptance testing, such acceptance testing shall be performed as provided for in the Detailed Design Specifications (the “Acceptance Tests”). Customer personnel shall reasonably cooperate with Supplier and reasonably participate in Supplier testing as agreed by the Parties in the applicable testing plan. The Acceptance Tests shall include verification of whether:
(i)	the Developed Software conforms to the Specifications, including without limitation, the Detailed Design Specifications; and

(ii)	the Developed Software Documentation conforms to the guidelines set forth in the Specifications.

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Customer shall complete the Acceptance Tests within the time period reasonably specified in the testing plan and shall notify Supplier in writing whether the System has passed the Acceptance Tests. Supplier personnel may be present at such Acceptance Tests at no cost to Customer. All Acceptance Tests will be conducted in accordance with the Implementation Schedule.

If the System fails to pass the Acceptance Tests, Customer shall so notify Supplier in writing specifying, in all reasonable detail, the nature of such failure, and Customer shall permit Supplier to cure the System failures caused by Supplier for a reasonable period of time, at Supplier’s sole cost and expense. Supplier shall modify the Developed Software as soon as reasonably possible to correct any deficiencies and shall re-submit the Developed Software to Customer for further Acceptance Tests as provided in this paragraph.

If the System fails to pass the Acceptance Tests two (2) times, then at any time within ten (10) Business Days thereafter, Customer may terminate the Development Project upon ten (10) Business Days notice. For the avoidance of doubt, Customer shall not be liable for costs incurred by Supplier in connection with its efforts to cure the identified System failures or for any Development Fees during such cure period (to the extent such Development Fees are charged by Supplier on a time and materials basis as set forth in the agreed upon Specifications) related to curing the System failures.

Customer’s notice to Supplier that the System has passed the Acceptance Tests shall be known as the “Preliminary Acceptance” milestone unless there is no Pilot Operation, in which case it shall be known as the “Final Acceptance” milestone.

c.	Pilot Operation. Unless otherwise set forth in the applicable Specifications, upon Preliminary Acceptance of the Developed Software, Customer shall utilize the System in a production environment for an initial thirty (30) day period (or such other timeframe as may be set forth in the Specifications) (the “Pilot Operation”). The Pilot Operation shall be successfully completed if, for a period of thirty (30) consecutive days (or such other timeframe as may be set forth in the Specifications), (i) the System performs, in all material respects, in accordance with the Specifications, and (ii) all reliability and performance standards have been met or exceeded (the “Final Acceptance”).

If the System fails to so pass the Pilot Operation, Customer shall so notify Supplier in writing specifying the nature of such failure(s) in all reasonable detail and Supplier shall promptly correct the specified failure(s) (the “Pilot Operation Cure Period”), after which Customer shall commence a second thirty (30) day Pilot Operation (or such other timeframe as may be set forth in the Specifications). For the avoidance of doubt, Customer shall not be liable for costs incurred by Supplier during the Pilot Operation Cure Period or for any Development Fees in

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connection with Supplier efforts to cure the System failures during the Pilot Operation Cure Period (to the extent such Development Fees are charged by Supplier on a time and materials basis as set forth in the agreed upon Specifications).

If the System fails to pass this second Pilot Operation, Supplier acknowledges that Customer may, upon written notice to Supplier, either (i) extend Supplier’s right to continue attempting to cure the System failure(s) for a specified period of time, at Supplier’s sole cost and expense, or (ii) terminate the Development Project in connection with such System upon one (1) Business Day’s notice to Supplier.

d.	Final Completion Deadline. The Specifications may set forth a “Final Completion Deadline” by which the Developed Software must be implemented by Supplier and operational in order to meet a strategic business objective or Third Party deadline applicable to Customer, and thereby avoid a significant adverse impact on the Customer Business. In such case, if Supplier fails to perform its obligations under the applicable Specifications and implement the Developed Software before the Completion Deadline, Customer may terminate the Development Project upon ten (10) Business Days’ notice to Supplier.

e.	Effect of Termination. In the event Customer terminates a Development Project pursuant to Sections 4.3.3(b), (c) or (d), Customer shall be entitled to receive such damages and remedies as Customer might have pursuant to this ADM Statement of Work or the Master Agreement, at law or in equity. Without limitation, in the event the Development Project is being performed on a fixed fee basis under which Supplier was to be paid based upon the achievement of certain milestones, Supplier shall not earn and Customer shall not be required to remit, the Development Fees associated with the milestone for Final Acceptance.

f.	Delay Damages. For Development Projects for which the Parties agree in the Specifications that the provisions of this Section 4.3.3(f) shall apply, notwithstanding the Development Fees provided for in Section 4.3.4 below, if Supplier fails to deliver any Developed Software which has achieved Final Acceptance by the applicable Development Project Completion Date, then for each calendar week that the System fails to so achieve Final Acceptance beyond the scheduled Development Project Completion Date (as specified in the Implementation Schedule), then Supplier shall deduct from the fees payable pursuant to Section 4.3.4 below an amount equal to the percentage of such fees (or a specified dollar amount) set forth in the applicable Specifications, plus an additional percentage (or dollar amount) for each week thereafter that the System has failed to achieve Final Acceptance (“Delay Damages”). Customer and Supplier acknowledge that the amounts payable by Supplier to Customer under this Section 4.3.3(f) constitute liquidated damages for such delay and not penalties, that they represent Customer’s sole and exclusive monetary or financial remedy with respect to the delay, that the injuries to Customer caused by such delay are difficult or impossible to estimate

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accurately, and that the sums payable herein are reasonable pre-estimates of the probable losses for such delay.

g.	Other Acceptance Criteria. Without limiting the provisions of this Section 4.3, in no event will Customer be obligated to accept the Developed Software until all Developed Software Documentation and the Source Code corresponding to such Developed Software have been delivered to Customer.

h.	Interim Testing. For efficiency and project management purposes, informal testing, in addition to the acceptance testing provided for herein, may be conducted on a component basis at various times as the work progresses, but neither such informal testing nor any provisional acceptance of the results thereof by Customer shall constitute Final Acceptance of the Developed Software by Customer or relieve Supplier of the responsibility to complete successful Acceptance Tests on the Developed Software, as a whole, as a precondition to its entitlement to certain payments under Section 4.3.4 hereof.

i.	Warranty of Developed Software Performance. Notwithstanding Section 6.4 of the Master Agreement, Supplier warrants that for the period set forth in the Specifications (or, if no such period is specified, a six (6) month period) following Final Acceptance of the Developed Software by Customer, the Developed Software will be free from material reproducible programming errors and defects in workmanship and materials, and will substantially conform to the Specifications when maintained and operated in accordance with Supplier’s written instructions. If such material reproducible programming errors are discovered during the warranty period, Supplier shall promptly remedy them at no additional cost to Customer.
     4.3.4. Development Fees.
a.	General. As consideration for the development of Developed Software, and for Supplier’s discharge of all of its obligations in connection with the Development Services, Supplier agrees to invoice Customer the fees (the “Development Fees”) set forth in the applicable Specifications. Unless otherwise stated therein, such Development Fees shall be invoiced monthly in arrears.

b.	Time and Materials Basis. Development Projects performed on a time and materials basis, shall be performed for Development Fees calculated in accordance with the daily rate and work schedule set forth in the Specifications. Such daily rates shall be in no event more than Supplier’s rates as set forth in the “Charges” Schedule to this ADM Statement of Work. For Development Projects performed on a time and materials basis, Supplier shall submit with each invoice, detailed information specifying the number of hours performed by each resource and the Customer business or product line for which the Services were performed.

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c.	Fixed Price Basis. For Development Projects performed on a fixed price basis Supplier agrees to invoice Customer for the Development Services in accordance with the schedule of payments set forth in such Specifications. Where provided in the Specifications, the schedule shall be based upon the achievement of certain milestones for the Development Project and Supplier shall not be entitled to the Development Fees for such milestones until it has been successfully completed in accordance with the acceptance criteria set forth in the Specifications.

d.	Travel Expenses. Unless otherwise stated in the Specifications, in addition to the Development Fees, Customer shall reimburse Supplier for all reasonable travel and related out-of-pocket expenses incurred in performing the Development Services provided such travel has been pre-approved by Customer and is otherwise in accordance with the requirements of Exhibit 14 to the Master Agreement.
     4.3.5. Development Environment.
Unless Customer otherwise agrees in the Specifications, Supplier shall not use in the Development Environment any devices or other items required by Customer for the proper use or maintenance of the Source Code that cannot be obtained by Customer on reasonable terms through readily known sources other than Supplier.
     4.3.6. Subcontractors.
Set forth in the “Subcontractors” Schedule to this ADM Statement of Work are the Supplier subcontractors to which Customer Consents and that the Parties agree may be engaged by Supplier to perform and deliver the Services indicated on such Schedule as provided in Section 9.4(e) of the Master Agreement.
     4.4. Service Locations, Customer Affiliates and Supported Sites
The Supplier and Customer Locations from which Supplier will perform the Services are set forth below:

Address	Location Classification
Euston Xchange 194 Euston Road, NW1 2DA London, England	Customer Location

5220 Summerlin Commons Boulevard Fort Myers, FL 33907, USA	Customer Location

Plot No. 3, Sector 125 Noida, India, 201301	Supplier Site

2300 West Plano Parkway Plano, TX 75023, USA	Supplier Site

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The Locations of Customer for which the Services will be provided, and the office space to be provided at the Customer Locations pursuant to Section 3.8(b) of the Master Agreement, are set forth below:

	Location	Customer-Provided Office
Address	Classification	Space
Euston Xchange 194 Euston Road, NW1 2DA London, England	Customer Location	Desk spaces as currently assigned to Transitioned Personnel and transitioned contractors.

5220 Summerlin Commons Boulevard Fort Myers, FL 33907, USA	Customer Location	Cubicle desk spaces as currently assigned to Transitioned Personnel and transitioned contractors.

750 Route 202 South, Suite 220 Bridgewater, NJ 08807, USA	Customer Location

5060 Shoreham Place, Suite 330 San Diego, CA 92122, USA	Customer Location

Zippelhaus 2 20457 Hamburg, Germany	Customer Location

Schwanthalerstr. 10 80336 München, Germany	Customer Location

28 Boulevard Haussman 75009 Paris, France	Customer Location

Edificio Compostela Leganitos, 47. 3ºB — Pza. España 28013 Madrid, Spain	Customer Location

Piazza Amendola, 3 20149, Milano, Italy	Customer Location

Via S. Antonino, 198 31100, Treviso, Italy	Customer Location
5. SCHEDULES
The following Schedules are attached hereto and are hereby incorporated by reference:

Schedule	Schedule Title
A	Services Description/Responsibility Matrix

B	Reserved

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Schedule	Schedule Title
C	Service Level Agreement

D	Charges

E	Transition Plan

L	Reserved

N	Termination Assistance Services

O	Termination Charges
The following Schedules attached to the IT Infrastructure Statement of Work are hereby incorporated by reference (collectively, the “Joint Schedules”):

Schedule	Schedule Title
F	Customer Software

G	Supplier Software

H	Third-Party Agreements

I	Asset Allocation Matrix

J	Technical Configuration

K	Disaster Recovery Requirements

M	Supplier Subcontractors
In the event that the IT Infrastructure Statement of Work is terminated prior to the Statement of Work Expiration Date, the Joint Schedules shall survive such termination to the extent such Joint Schedules are applicable to this ADM Statement of Work.
THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS ADM STATEMENT OF WORK, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS ADM STATEMENT OF WORK (INCLUDING ITS SCHEDULES), AND 2) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL

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OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.
[Signatures on Following Page]

Accepted by:			Accepted by:

MIVA, Inc.			Perot Systems Corporation

By:	/s/ John Pisaris		By:	/s/ Eric Hutto

	Authorized Signature			Authorized Signature

John Pisaris		5/11/07	Eric Hutto		5/11/07

Name (Type or Print)		Date	Name (Type or Print)		Date
General Counsel

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Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
F&A STATEMENT OF WORK
(STATEMENT OF WORK NO. 3)
1. INTRODUCTION
This Statement of Work No. 3 for F&A Services (including the Schedules hereto, this “F&A Statement of Work”) is effective as of May 11, 2007 (the “Execution Date”), and is made by MIVA, Inc. (“Customer”) and Perot Systems Corporation (“Supplier”). This F&A Statement of Work is incorporated into that certain Master Services Agreement, dated May 11, 2007, between Customer and Supplier (“Master Agreement”). The terms and conditions that are specific to this F&A Statement of Work are set forth in Sections 3 and 4 below. Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in the “Deviations from Terms of the Master Agreement” Schedule hereto. In the event of a conflict between the provisions of this F&A Statement of Work and the Master Agreement, the provisions of Section 1.2(d) of the Master Agreement shall control such conflict.
2. DEFINITIONS AND REFERENCES
Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and Exhibit 1 thereto. All references to sections and schedules shall be to this F&A Statement of Work, unless another reference is provided.
3. SERVICES, PROJECT MANAGERS, CHARGES, CREDITS AND OVERPAYMENTS
     3.1. Services
Supplier will provide for the Customer Business the Services described in this F&A Statement of Work in accordance with the Master Agreement (including the Exhibits thereto) and this F&A Statement of Work.
     3.2. Project Managers
As provided in Section 8.2 of the Master Agreement, the initial Project Managers for Customer and Supplier under this F&A Statement of Work shall be:

Party	Project Manager
Customer	** (U.S.)
** (U.K)
Supplier	**

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     3.3. Charges
The “Charges” Schedule to this F&A Statement of Work sets forth the pricing and charging methodologies for the Services described in this F&A Statement of Work.
     3.4. Service Levels and Credits
The “Service Level Agreement” Schedule to this F&A Statement of Work sets forth the Service Levels applicable to this F&A Statement of Work, the manner in which Service Level Credits applicable to these Service Levels will be calculated and the At Risk Pool.
4. OTHER TRANSACTION SPECIFIC TERMS
The terms and conditions in this Section 4 are in addition to the terms and conditions set forth in the Master Agreement and are specific to the Services described in this F&A Statement of Work. The terms and conditions in this Section 4 are not intended to conflict with or deviate from any of the terms and conditions in the Master Agreement.
     4.1. Term
          (a) Initial Term. The term of this F&A Statement of Work shall begin on the Execution Date and shall continue until 12:00 a.m. (midnight) Eastern Time on May 31, 2014 (the “Statement of Work Expiration Date”), subject to Section 12 of the Master Agreement (“Statement of Work Term”). For purposes of this F&A Statement of Work, the Commencement Date shall be the date set forth in the “Transition” Schedule to this F&A Statement of Work.
          (b) Renewal. Twelve (12) months prior to the expiration date of this F&A Statement of Work or any agreed upon extension thereof, or such earlier date requested by Customer, Supplier will deliver to Customer a proposal for the extension of the Statement of Work Term (the “Renewal Proposal”). The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Statement of Work Term. Customer will provide Supplier notice at least six (6) months prior to the expiration date of this F&A Statement of Work as to whether Customer desires to extend the Statement of Work Term. If Customer indicates in such notice that it does not desire to extend the Statement of Work Term, this F&A Statement of Work will expire on the Statement of Work Expiration Date. If Customer indicates in such notice that it desires to extend the F&A Statement of Work Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension. If the Parties have not agreed upon the applicable terms and conditions with respect to such extension by the date that is ninety (90) days prior to the Statement of Work Expiration Date, then upon notice by Customer to Supplier, the Statement of Work Term will be extended for twelve (12) months from the Statement of Work Expiration Date (the “Extension Period”) pursuant to the terms and conditions applicable immediately prior to the Statement of Work Expiration Date.
If during such Extension Period the Parties are unable to reach agreement regarding the terms and conditions applicable to any further extension of the Statement of Work Term, then subject to Section 12 of the Master Agreement, this F&A Statement of Work will expire at the end of the Extension Period.

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     4.2. Technical Configuration
The “Technical Configuration” Schedule to this F&A Statement of Work sets forth the interfaces between the Customer Systems and the Supplier Information Systems that are needed for Customer to access and/or use the Services and for Supplier to provide and perform the Services.
     4.3. Subcontractors
Set forth in the “Subcontractors” Schedule to this F&A Statement of Work are the Supplier subcontractors to which Customer Consents and that the Parties agree may be engaged by Supplier to perform and deliver the Services indicated on such Schedule as provided in Section 9.4(e) of the Master Agreement.
     4.4. Service Locations, Customer Affiliates and Supported Sites
The Supplier and Customer Locations from which Supplier will perform the Services are set forth below:

Address	Location Classification
Euston Xchange	Customer Location
194 Euston Road, NW1 2DA
London, England

5220 Summerlin Commons Boulevard	Customer Location
Fort Myers, FL 33907, USA

Plot No. 3, Sector 125	Supplier Site
Noida, India, 201301

2300 West Plano Parkway	Supplier Location
Plano, TX 75023, USA
The Locations of Customer for which the Services will be provided and the office space to be provided at the Customer Locations pursuant to Section 3.8(b) of the Master Agreement, are set forth below:

	Location	Customer-Provided Office
Address	Classification	Space
Euston Xchange 194 Euston Road, NW1 2DA London, England	Customer Location	Desk spaces as currently assigned to Transitioned Personnel and transitioned contractors.

5220 Summerlin Commons Boulevard Fort Myers, FL 33907, USA	Customer Location	Desk spaces as currently assigned to Transitioned Personnel and transitioned contractors.

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	Location	Customer-Provided Office
Address	Classification	Space
750 Route 202 South, Suite 220 Bridgewater, NJ 08807, USA	Customer Location	None

5060 Shoreham Place, Suite 330 San Diego, CA 92122, USA	Customer Location	None

Zippelhaus 2 20457 Hamburg, Germany	Customer Location	None

Schwanthalerstr. 10 80336 München, Germany	Customer Location	None

28 Boulevard Haussman 75009 Paris, France	Customer Location	None

Edificio Compostela Leganitos, 47. 3ºB — Pza. España 28013 Madrid, Spain	Customer Location	None

Piazza Amendola, 3 20149, Milano, Italy	Customer Location	None

Via S. Antonino, 198 31100, Treviso, Italy	Customer Location	None
     4.5. Overpayments for Transactions Where Supplier has Payment Responsibility
In the event of any payment made by Supplier on behalf of Customer under this Statement of Work to any Third Party of an amount greater than the amount to which such Person is entitled, Supplier shall promptly notify Customer, perform a root cause analysis as to the reason for the overpayment and seek to recover the overpayment. Customer shall cooperate with and provide to Supplier such assistance in recovering such overpayments as may be reasonably requested by Supplier. If the root cause analysis reveals that the overpayment (a) was caused by Supplier’s failure to adhere to a Business Rule as defined in Schedule C to the F&A Statement of Work and (b) is not recovered within a reasonable period of time (not to exceed thirty (30) days after the date of the overpayment), Supplier shall promptly reimburse Customer for the overpayment and Customer shall assign to Supplier Customer’s rights against the Third Party with respect thereto such that Supplier may proceed directly against the Third Party. In lieu of Supplier actually paying amounts due under this Section, Supplier may provide Customer with a credit against the Base Charges due and payable under this F&A Statement of Work. Amounts paid or payable under this Section 4.5 will be considered towards the Direct Damages Cap.
5. SCHEDULES
The following Schedules are attached hereto and are hereby incorporated by reference:

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Table of Schedules

Schedule	Schedule Title
A	Services Description/Responsibility Matrix

B	Reserved

C	Service Level Agreement

D	Charges

E	Transition Plan

L	Reserved

N	Termination Assistance Services

O	Termination Charges
The following Schedules attached to the IT Infrastructure Statement of Work are hereby incorporated by reference (collectively, the “Joint Schedules”):

Schedule	Schedule Title
F	Customer Software

G	Supplier Software

H	Third-Party Agreements

K	Disaster Recovery Requirements

I	Asset Allocation Matrix

J	Technical Configuration

M	Supplier Subcontractors
In the event that the IT Infrastructure Statement of Work is terminated prior to the Statement of Work Expiration Date, the Joint Schedules shall survive such termination to the extent such Joint Schedules are applicable to this F&A Statement of Work.
THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS F&A STATEMENT OF WORK, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS F&A

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STATEMENT OF WORK (INCLUDING ITS SCHEDULES), AND 2) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.
[Signatures on Following Page]

F&A Statement of Work	Page 6 of 7
MIVA/ PSC CONFIDENTIAL

Accepted by:			Accepted by:

MIVA, Inc.			Perot Systems Corporation

By:	/s/ John Pisaris		By:	/s/ Eric Hutto

	Authorized Signature			Authorized Signature

John Pisaris		5/11/07	Eric Hutto		5/11/07

Name (Type or Print)		Date	Name (Type or Print)		Date
General Counsel

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MIVA/ PSC CONFIDENTIAL

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
MEDIA SUPPORT STATEMENT OF WORK
(STATEMENT OF WORK NO. 4)
1. INTRODUCTION
This Statement of Work No. 4 for Media Support Services (including the Schedules hereto) (this “Media Support Statement of Work”) is effective as of May 11, 2007 (the “Execution Date”), and is made by MIVA, Inc. (“Customer”) and Perot Systems Corporation (“Supplier”). This Media Support Statement of Work is incorporated into that certain Master Services Agreement, dated May 11, 2007, between Customer and Supplier (“Master Agreement”). The terms and conditions that are specific to this Media Support Statement of Work are set forth in Sections 3 and 4 below. Any terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in the “Deviations from Terms of the Master Agreement” Schedule hereto. In the event of a conflict between the provisions of this Media Support Statement of Work and the Master Agreement, the provisions of Section 1.2(d) of the Master Agreement shall control such conflict.
2. DEFINITIONS AND REFERENCES
Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and Exhibit 1 thereto. All references to articles, sections and schedules shall be to this Media Support Statement of Work, unless another reference is provided.
3. SERVICES, PROJECT MANAGERS, CHARGES AND CREDITS
     3.1. Services
Supplier will provide for the Customer Business the Services described in this Media Support Statement of Work in accordance with the Master Agreement (including the Exhibits thereto) and this Media Support Statement of Work.
     3.2. Project Managers
As provided in Section 8.2 of the Master Agreement, the initial Project Managers for Customer and Supplier under this Media Support Statement of Work shall be:

Party	Project Manager
Customer	**
Supplier	**

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     3.3. Charges
The “Charges” Schedule to this Media Support Statement of Work sets forth the pricing and charging methodologies for the Services described in this Media Support Statement of Work.
     3.4. Service Levels and Credits
The “Service Level Agreement” Schedule to this Media Support Statement of Work sets forth the Service Levels applicable to this Media Support Statement of Work, the manner in which Service Level Credits applicable to these Service Levels will be calculated and the At Risk Pool.
4. OTHER TRANSACTION SPECIFIC TERMS
The terms and conditions in this Section 4 are in addition to the terms and conditions set forth in the Master Agreement and are specific to the Services described in this Media Support Statement of Work. The terms and conditions in this Section 4 are not intended to conflict with or deviate from any of the terms and conditions in the Master Agreement.
     4.1. Term
          (a) Initial Term. The term of this Media Support Statement of Work shall begin on the Execution Date and shall continue until 12:00 a.m. (midnight) Eastern Time on May 31, 2014 (the “Statement of Work Expiration Date”), subject to Section 12 of the Master Agreement (“Statement of Work Term”). For purposes of this Media Support Statement of Work, the Commencement Date shall be the date set forth in the “Transition” Schedule to this Media Support Statement of Work.
          (b) Renewal. Twelve (12) months prior to the expiration date of this Media Support Statement of Work or any agreed upon extension thereof, or such earlier date requested by Customer, Supplier will deliver to Customer a proposal for the extension of the Statement of Work Term (the “Renewal Proposal”). The Renewal Proposal will provide Customer with sufficient detail to allow Customer to make an informed decision as to whether to extend the Statement of Work Term. Customer will provide Supplier notice at least six (6) months prior to the expiration date of this Media Support Statement of Work as to whether Customer desires to extend the Statement of Work Term. If Customer indicates in such notice that it does not desire to extend the Statement of Work Term, this Media Support Statement of Work will expire on the Statement of Work Expiration Date. If Customer indicates in such notice that it desires to extend the Media Support Statement of Work Term, the Parties will negotiate in good faith the terms and conditions applicable to, and the duration of, such extension. If the Parties have not agreed upon the applicable terms and conditions with respect to such extension by the date that is ninety (90) days prior to the Statement of Work Expiration Date, then upon notice by Customer to Supplier, the Statement of Work Term will be extended for twelve (12) months from the Statement of Work Expiration Date (the “Extension Period”) pursuant to the terms and conditions applicable immediately prior to the Statement of Work Expiration Date.
If during such Extension Period the Parties are unable to reach agreement regarding the terms and conditions applicable to any further extension of the Statement of Work Term, then subject to Section 12 of the Master Agreement, this Media Support Statement of Work will expire at the end of the Extension Period.

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     4.2. Technical Configuration
The “Technical Configuration” Schedule to this Media Support Statement of Work sets forth the interfaces between the Customer Systems and the Supplier Information Systems that are needed for Customer to access and/or use the Services and for Supplier to provide and perform the Services.
     4.3. Subcontractors
Set forth in the “Subcontractors” Schedule to this Media Support Statement of Work are the Supplier subcontractors to which Customer Consents and that the Parties agree may be engaged by Supplier to perform and deliver the Services indicated on such Schedule as provided in Section 9.4(e) of the Master Agreement.
     4.4. Service Locations, Customer Affiliates and Supported Sites
The Supplier and Customer Locations from which Supplier will perform the Services are set forth below:

Address	Location Classification
Euston Xchange	Customer Location
194 Euston Road, NW1 2DA
London, England

5220 Summerlin Commons Boulevard	Customer Location
Fort Myers, FL 33907, USA

Plot No. 3, Sector 125	Supplier Site
Noida, India, 201301

2300 West Plano Parkway	Supplier Site
Plano, TX 75023, USA
The Locations of Customer for which the Services will be provided and the office space to be provided at the Customer Locations pursuant to Section 3.8(b) of the Master Agreement, are set forth below:

	Location	Customer-Provided Office
Address	Classification	Space
Euston Xchange	Customer Location	None
194 Euston Road, NW1 2DA
London, England

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	Location	Customer-Provided Office
Address	Classification	Space
5220 Summerlin Commons Boulevard	Customer Location	None
Fort Myers, FL 33907, USA

750 Route 202 South, Suite 220	Customer Location	None
Bridgewater, NJ 08807, USA

5060 Shoreham Place, Suite 330	Customer Location	None
San Diego, CA 92122, USA

Zippelhaus 2	Customer Location	None
20457 Hamburg, Germany

Schwanthalerstr. 10	Customer Location	None
80336 München, Germany

28 Boulevard Haussman	Customer Location	None
75009 Paris, France

Edificio Compostela	Customer Location	None
Leganitos, 47. 3ºB — Pza. España
28013 Madrid, Spain

Piazza Amendola, 3	Customer Location	None
20149, Milano, Italy

Via S. Antonino, 198	Customer Location	None
31100, Treviso, Italy
5. SCHEDULES
The following Schedules are attached hereto and are hereby incorporated by reference:
Table of Schedules

Schedule	Schedule Title
A	Services Description/Responsibility Matrix

B	Reserved

C	Service Level Agreement

D	Charges

E	Transition Plan

L	Reserved

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Schedule	Schedule Title
N	Termination Assistance Services

O	Termination Charges
The following Schedules attached to the IT Infrastructure Statement of Work are hereby incorporated by reference (collectively, the “Joint Schedules”):

Schedule	Schedule Title
F	Customer Software

G	Supplier Software

H	Third-Party Agreements

K	Disaster Recovery Requirements

I	Asset Allocation Matrix

J	Technical Configuration

M	Supplier Subcontractors
In the event that the IT Infrastructure Statement of Work is terminated prior to the Statement of Work Expiration Date, the Joint Schedules shall survive such termination to the extent such Joint Schedules are applicable to this Media Support Statement of Work.
THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS MEDIA SUPPORT STATEMENT OF WORK, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS MEDIA SUPPORT STATEMENT OF WORK (INCLUDING ITS SCHEDULES), AND 2) THE MASTER AGREEMENT (INCLUDING THE EXHIBITS THERETO), INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.
[Signatures on Following Page]

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Accepted by:			Accepted by:

MIVA, Inc.			Perot Systems Corporation

By:	/s/ John Pisaris		By:	/s/ Eric Hutto

	Authorized Signature			Authorized Signature

John Pisaris		5/11/07	Eric Hutto		5/11/07

Name (Type or Print)		Date	Name (Type or Print)		Date
General Counsel

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